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                                                                   EXHIBIT 10.14


                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF


                            QWEST CYBER.SOLUTIONS LLC



                     (A DELAWARE LIMITED LIABILITY COMPANY)





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                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                            QWEST CYBER.SOLUTIONS LLC
                      A DELAWARE LIMITED LIABILITY COMPANY


         This Limited Liability Company Agreement of Qwest Cyber.Solutions LLC (the "COMPANY"), is made effective as of June 3, 1999 by and among Qwest Communications International Inc., a Delaware corporation, KPMG LLP, a Delaware limited liability partnership, and Softline Consultants & Integrators, Inc., a California corporation, and each other person who becomes a Member in accordance with the terms of this Agreement.

         WHEREAS, the Members wish to form a limited liability company pursuant to the Act by filing a Certificate of Formation of the Company with the Secretary of State of the State of Delaware and by entering into this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the Members hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.1 CERTAIN DEFINITIONS. When used in this Agreement, the following capitalized terms have the meanings set forth below.

         "Act" means the Delaware Limited Liability Act, Delaware Code Annotated Title 6, Section 18-101 et seq., as amended from time to time.

         "Additional Capital Contributions" is defined in Section 4.5.

         "Affiliate" means any Person, directly or indirectly, through one or more intermediaries, Controlling, Controlled by, or under common Control with a Member.

         "Agreed Upon Milestone" means any of the following:

     (i) the Company having earned, on an accrual basis, at least $ * * * million of cumulative * * * by the end of the * * * month following the Formation Date;

     (ii) the Company having earned, on an accrual basis, at least $ * * * million of cumulative * * * by the end of the * * * month following the Formation Date; and

     (iii) the Company having earned, on an accrual basis, at least $ * * * million of cumulative * * * by the end of the * * * month following the Formation Date.

         "Agreement" means this Limited Liability Company Agreement, as originally executed and as amended from time to time.

         "AHS" or "application hosting services" means the delivery of any software application within the Application Categories to networked, multi-user customers via a dedicated or remote access facility from the Company's centralized data center infrastructure. AHS services may be

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delivered on a price-per-user model with the individual software application licenses taking the form of perpetual use licenses held by the customer.

         "AM" or "application management" services, means the ongoing management of any software application within the Application Categories for a networked, multi-user customer. In addition, AM services may include the ongoing management of non-standard or customized APIs, custom developed client applications, end user interfaces and tools, support tools, and other customized functionality of the individual software applications.

         "Ancillary Implementation Agreement" is defined in Section 2.4(1).

         "API" or "application program interface" means the specific method prescribed by an information system operating system or by an individual software application by which a programmer or an end user writing or using an individual software application can make requests of the operating system or such application or input or receive data from the operating system or such application.

         "Application Categories" means each of ERP, CRM, Supply Chain Applications, and any database service, database application, or database tool related thereto.

         "Applicable Business Plan Period" is defined in Section 6.2.

         "ASP" or "application service provider" services, means the management and delivery of any software application within the Application Categories to networked, multi-user customers via a dedicated or remote access facility from the Company's centralized data center infrastructure. ASP services may be delivered on a price-per-user model with the individual software application licenses taking the form of non-perpetual use licenses which may remain with either the Company or the software company and not with the ultimate end user.

         "Assigned Contracts" is defined in Section 2.5.

         "Bankruptcy" or "Bankruptcy Event" means, with respect to a Person, that such Person

   (i) becomes insolvent or fails to pay, is unable to pay, or admits in writing its inability generally to pay its debts as they become due;

   (ii) makes a general assignment, arrangement or composition with or for the benefit of its creditors;

   (iii) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar Law affecting creditors' rights, or a petition is presented for the winding-up or liquidation of such Person, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (a) results in a judgment of insolvency or bankruptcy or the entry of an Order for relief or the making of an Order for the winding-up or liquidation of such Person or (b) is not dismissed, discharged, stayed or restrained in each case within sixty days of the institution or presentation thereof;

   (iv)  has a resolution passed for its winding-up or liquidation;

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   (v)   seeks or becomes subject to the appointment of an administrator, receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets (regardless of how brief such appointment may be, or whether any obligations are promptly assumed by another entity or whether any other event described in this clause (v) has occurred and is continuing);

   (vi) is the subject of any event which, under the applicable Laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (i) through (v) (inclusive) of this definition; or

   (vii) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

         "Benefit Arrangement" of an entity means each employment, severance, continuation pay, termination pay, layoff, or other similar contract, arrangement or policy and each plan or arrangement providing for health, medical, life or other welfare benefit insurance coverage (including any insured, self-insured or other arrangements), workers' compensation, disability benefits, supplemental employment benefits, holiday, dependent care assistance, education or vacation benefits, retirement benefits or deferred compensation, profit-sharing, benefits in the event of a sale or other change in control, management or ownership of the employer, bonuses, stock options, stock purchase, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (i) is not an Employee Plan, (ii) is or has been entered into, sponsored, maintained or contributed to, as the case may be, by such entity, and (iii) covers any employee or former employee of such entity.

         "Business" means the provision of ASP, AHS, and AM products and services by the Company to its Customers over public and private networks by means of specified transmission and routing protocols (including TCP/IP protocols) and using a variety of transmission media and methods, with the intent of allowing its Customers to use such products and services to perform any function within the Scope of Services, and ancillary products and services in connection therewith.

         "Business Day" means any day other than a Saturday, Sunday or legal holiday under the Laws of the States of Colorado or New York or any other day on which banking institutions located in either of such states are authorized or required by law or other governmental action to close.

         "Business Plan Period" means the Initial Business Plan Period and each subsequent one-year period during the term of this Agreement ending each succeeding December 31.

         "Buyer" is defined in Section 13.7

         "Capital Account" is defined in Exhibit D.

         "Capital Call Notice" is defined in Section 4.5(b).

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SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED
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         "Capital Contributions" means the sum of all contributions to the
Company by a Member or all the Members, as the case may be, including the Initial Contributions and any Additional Capital Contributions.

         "Cash Flow" means, for any period, the amount, if any, computed on a cash basis, by which (a) the sum of (i) the gross cash receipts of the Company for such period from all sources (other than proceeds of Capital Contributions or Company borrowings) and (ii) the amount, if any, no longer needed in any reserve fund maintained by the Company and withdrawn therefrom during such period exceeds (b) the sum of (i) all cash expenditures of the Company during such period (other than (x) expenditures the payment of which was made with the proceeds of Capital Contributions or Company borrowings and (y) any withholding taxes paid by the Company on behalf of a Member attributable to such Member's interest in the Company) including, without limitation, all operating expenses of the Company and payments of interest and principal on Company indebtedness and (ii) all amounts deposited into a reserve fund during such period by the Management Committee.

         "Certificate of Formation" means the Certificate of Formation for the Company, as originally filed with the Delaware Secretary of State and as amended from time to time.

         "Class A Manager" means each Manager nominated and appointed by the Class A Member (or the Class A Members collectively, as applicable) pursuant to
Section 5.2.

         "Class A Member" means the Initial Class A Member, and includes any successor or permitted assign of such Initial Class A Member and each additional and/or subsequent Class A Member.

         "Class B Manager" means each Manager nominated and appointed by the Class B Member (or the Class B Members collectively, as applicable) pursuant to
Section 5.2.

         "Class B Member" means the Initial Class B Member, and includes any successor or permitted assign of such Initial Class B Member and each additional and/or subsequent Class B Member.

         "Class C Member" means the Initial Class C Member, and includes any successor or permitted assign of such Initial Class C Member and each additional and/or subsequent Class C Member.

         "Closing" is defined in Section 13.7.

         "Closing Date" is defined in Section 13.7.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company" is defined in the introductory paragraph of this Agreement.

         "Control," "Controlling," or "Controlled by" means, when used with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly,


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whether through the ownership of voting securities, by contract or otherwise, and, for the purpose of clarifying the foregoing, the Class B Member will not be deemed to Control any other member of KPMG International, unless and until contractual provisions are put into force pursuant to which the management and policies of any such entity and the Class B Member are established and directed by a single governing entity or body.

         "CRM" or "customer relationship management" means an information system that integrates and unifies, and serves as an interface for, customer contact with an enterprise and with the products and services it provides, and may include online commerce, order tracking, customer service, and product or company information dissemination.

         "Customer," for the purpose of this definition, means an enterprise purchaser of Hosting Services from the Company (including any public agency or governmental entity).

         "Deadlock" means a situation where:

   (i) a Unanimous Consent Item has been properly presented to and considered by the Management Committee and disapproved of by at least one Manager;

   (ii) the Member all of whose appointed Managers approved such Unanimous Consent Item has sought to reach agreement with the other Member entitled to appoint Managers on such Unanimous Consent Item by engaging in the procedures outlined in ARTICLE 16, through the mediation stage described in Section 16.1(b) but excluding arbitration; and

   (iii) the negotiation and mediation procedures failed to resolve such Member's disagreement over the Unanimous Consent Item,

     and such situation creates or evidences a systemic frustration of the Company's fundamental business purposes in the reasonable judgment of either the Class A Member or the Class B Member. For the purposes of this definition, the Chief Executive Officer of the Company (in his or her capacity as a Manager) will be deemed a Manager appointed by the Initial Class A Member.

         "Defaulting Member" is defined in Exhibit E-2.

         "Discounted Services Contribution Agreement" is defined in Section 2.4(6).

         "Distributable Assets" means that cash or those assets that the Management Committee deems available for distribution to the Members from time to time.

         "Distribution" means any distribution of Distributable Assets made pursuant to the direction of the Management Committee.

         "Economic Interest" means a Member's share of the Company's net income, net losses, and distributions of the Company's assets pursuant to this Agreement and the Act, but does not include any other rights of a Member, including but not limited to the right to vote or participate in the management or any right to information concerning the business and affairs of the Company.

         "Effective Date of Transfer" means June 1, 1999.


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         "Employee Plan" of an entity means each "employee benefit plan", as such term is defined in Section 3(3) of ERISA, which (i) is subject to any provision of ERISA, (ii) is or has been entered into, sponsored, maintained or contributed to, as the case may be, by such entity, and (iii) covers any employee of former employee of such entity.

         "Employee Loan-Out Agreements" is defined in Section 2.3(b).

         "Encumbrance" means any mortgage, pledge, lien, other encumbrance, claim, charge or other security interest, other than mechanics, materialmen's and similar liens, liens for taxes not yet due and payable, liens securing rental payments under capital lease arrangement, community property interest, right of first refusal, or other restrictions of any kind.

         "End of Exclusivity" means the date * * * years after the Effective Date of Transfer, unless as of such date the Company has not effected a Qualified Public Offering, in which case the "End of Exclusivity" will be extended by * * * if (1) the Management Committee makes a determination that a Qualified Public Offering could feasibly be completed within such period within an acceptable price range and (2) the making of a resolution by the Management Committee to commit, subject to market conditions and other relevant factors, to effect a Qualified Public Offering within such * * * period.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

         "ERP" or "enterprise resource planning" means an integrated information system that serves multiple departments or business units within a single enterprise by integrating a multi-module application software environment in order to assist a customer in managing processes integral to its overall business (e.g., product planning, parts purchasing, inventory maintenance, supplier and customer interaction, customer service, order tracking, and finance and human resources tasks).

         "Europe" means the following countries and territories, and all successor and new states which may be created or arise therefrom: Albania, Andorra, Armenia, Austria, Azerbaijan, Belarus, Belgium, Bosnia & Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Gibraltar, Greece, Greenland, Hungary, Iceland, Ireland, Italy, Kosovo, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Moldova, Monaco, Montenegro, Netherlands, Norway, Poland, Portugal, Republic of Georgia, Republic of Macedonia, Romania, Russia, San Marino, Serbia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, Ukraine, United Kingdom, Vatican City, and Yugoslavia.

         "Event of Default" is defined in Exhibit E-2.

         "Exclusivity Period" means the period which begins on the Effective Date of Transfer and ends on the earlier of (x) the End of Exclusivity or (y) the * * *.


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         "Fair Market Value" means the price at which a willing seller would sell and a willing buyer would purchase the Member Interest or other equity interest or asset(s) for which the determination is being made (provided, that a Membership Interest or other equity interest will be valued with reference to the going concern value of the relevant Person), having full knowledge of the facts, and in an arm's length transaction without being under any compulsion to buy or sell. In all cases, Fair Market Value will be determined after deducting, without duplication of deduction, any liabilities, claims or Encumbrances to which the asset is subject or that must be assumed by the transferee.

         "First Closing Date" is defined in Section 2.3.

         "Fiscal Year" means the Company's fiscal year, which will be the calendar year.

         "Formation Date" means June 3, 1999, the date of filing of the Certificate of Formation of the Company with the Secretary of State of the State of Delaware.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession.

         "Hosting Services" means the delivery of software applications to customers via a dedicated or remote access facility and services related thereto, including the creation, maintenance and support of Virtual Private Networks and Virtual Private Dial-Up Networks.

         "Initial Business Plan Period" means the period commencing on the Effective Date of Transfer and ending December 31, 1999.

         "Initial Class A Member" means Qwest Communications International Inc., a Delaware corporation.

         "Initial Class B Member" means KPMG LLP, a Delaware limited liability partnership.

         "Initial Class C Member" means Softline Consultants & Integrators, Inc., a California corporation, an Affiliate of the Initial Class B Member.

         "Initial Contributions" means all of the respective contributions of the Initial Members to the Company set forth on Exhibit A-1, Exhibit A-2 and Exhibit A-3.

         "Initial Members" means the Initial Class A Member, the Initial Class B Member and the Initial Class C Member.

         "Initial Member Group" means, as applicable, (a) the Initial Class A Member, or (b) the Initial Class B Member and the Initial Class C Member, together.


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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED
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         "Initial Scope of Services" are activities related to the management, delivery, enhancement, control or recordkeeping of the following: general ledger, accounts receivable, accounts payable, fixed assets, projects, budgets, expenses, treasury, project costing, performance measurement, student admissions, financial aid, student records, academic advisement, student financials, campus community, alumni development, human resources administration, employee benefits administration, FSA administration, payroll, payroll interface, time and labor, pension administration, stock administration, benefits, benefits interface, purchasing, manufacturing, logistics, product development, order entry and processing, order tracking, order and sales configuration, material resource planning, master production scheduling, bill of material, inventory management, shipping and receiving, production scheduling, warehouse management, logistics management, transportation planning, billing, customer service and support (help desk), sales (inside and field), sales support, marketing, marketing support, campaign management, call center, and returns management (together with any other functions agreed to from time to time by both Initial Member Groups).

         "IP OSS/BSS" means the Initial Class A Member's internet protocol operations support system and business support system developed with the Initial Class B Member pursuant to the arrangements contemplated by the IP OSS/BSS MOU.

         "IP OSS/BSS MOU" is defined in Section 2.3(b).

         "IP OSS/BSS Sublicense" is defined in Section 2.3(b).

         "Law" means collectively, any constitutional provision, statute, permit, order, ordinance or other law, rule or regulation of any governmental entity, common law and any Order.

         "Leased Line Agreement" is defined in Section 2.4(5).

         "Manager" is defined in Section 5.2(b)(1).

         "Management Committee" is defined in Section 5.1.

         "Majority in Interest" means the Percentage Interests of one or more Members having voting rights that, when taken together, exceed(s) fifty percent of the aggregate of all Percentage Interests of Members having voting rights relating to the matter in question.

         "Material Adverse Effect" means a material adverse effect in the business, financial condition, results of operations, properties, assets or liabilities of the Company and its subsidiaries, if any, taken as a whole.

         "Member" means each of the Class A Member, the Class B Member, the Class C Member and each Person who is hereafter admitted as a member in accordance with the terms of this Agreement; "Members" means all of the Members of the Company as of a given date.

         "Member Group" means any one or more Members that are Affiliates, including but not limited to the Initial Member Groups.


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SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED
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         "Membership Interest" means a Member's entire interest in the Company, including the Member's Economic Interest, the right to vote on or participate in the management of the Company and the right to receive information concerning the business and affairs of the Company.

         "Offering Notice" is defined in Section 13.6.

         "Order" means any decree, injunction, judgment, order, ruling or writ.

         "Percentage Interest" means, with respect to a Member, each Member's percentage interest of the total Membership Interests in the Company, as set forth opposite each Member's name on Exhibit C hereto (as such Exhibit may be amended from time to time).

         "Person" means an individual, general partnership, limited partnership, limited liability company, corporation, trust, estate, real estate investment trust, association or any other entity.

         "Qualified Public Offering" means a public offering of Membership Interests in the Company or equity securities of a Resulting Corporation, pursuant to a registration statement filed and declared effective with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         "Resulting Corporation" is defined in Section 12.1.

         "Scope of Services" means the Initial Scope of Services, as modified from time to time by the Management Committee.

         "Seller" is defined in Section 13.7.

         "Supply Chain Applications" means applications which assist in the control, planning and/or scheduling of the sequence of an organization's functions that mine, make, process, or assemble materials and products from manufacturer to wholesaler to retailer to consumer.

         "Target Market" means the market for the products and services constituting the * * * ,and to other Customers. Such Customers may be located in any jurisdiction, except for Europe, unless the Management Committee determines otherwise.

         "Tax Matters Member" means the Class A Member.

         "Templates" is defined in Section 8.1.

         "Term" is defined in Section 13.1.

         "Terms of Sale" means all of the terms and conditions governing a particular commercial transaction, including (a) price and other contract terms and conditions of the transaction, and (b) other factors related to such transaction or the provider of the products or services, including without limitation timeliness of access, service level agreements and other factors employed by the Management Committee from time to time.


                                      -9-
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SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED
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         "Tier I Event" means one or more actions or omissions constituting bad faith or willful misconduct which results in or substantially contributes to a material breach by a Member Group of its obligations under this Agreement or under any of the Transaction Documents and substantially impairs the Company's ability to conduct its business in the ordinary course.

         "Tier II Event" means the occurrence of any of the following:

   (i) a material breach by a Member Group or any Member constituting part of a Member Group (after written notice thereof from the other Member Group and a reasonable opportunity to cure) of its obligations set forth in this Agreement, or of any of the Transaction Documents, that substantially impairs the Company's ability to conduct its business in the ordinary course, except for a Tier I Event;

   (ii) a failure by a Member to timely make any of its contributions set forth on Exhibit A-1, Exhibit A-2, or Exhibit A-3, as applicable, by the 15th Business Day following the receipt of written notice from any other Member of such failure;

   (iii) a failure by a Member Group to cause the transfer to the Company of the employees required to be so transferred prior to or upon a Qualified Public Offering pursuant to the applicable Employee Loan-Out Agreements (subject to the ability to make certain substitutions as set forth therein); or

   (iv)  a Bankruptcy Event occurring with respect to a Member.

         "Tier III Event" means the occurrence of any of the following:

   (i)   a failure to meet any Agreed Upon Milestone;

   (ii)  a failure to complete any of the transactions contemplated by Section
         2.4 on or prior to the 15th Business Day following the receipt of written notice from any Initial Member Group of such a failure;

   (iii) a change in applicable Law requiring a Member to dispose of or transfer any equity interest in the Company without respecting the approval rights of the other Members provided herein;

   (iv)  a Deadlock;

   (v) the Company experiencing a shortage of cash required to continue operations in the normal course of business, and the following conditions existing at such time: (1) a failure of the Member Groups to approve Additional Capital Contributions, and (2) the Company's inability to borrow the needed funds on commercially reasonably terms; or

   (vi) a failure to effect a Qualified Public Offering by the * * * anniversary of the Effective Date of Transfer.

         "Trademark License Agreement" is defined in Section 2.3(b).

         "Transaction Documents" means the Ancillary Implementation Agreement, the Web Hosting and Internet Access Service Agreement, the Employee Loan-Out Agreements, the Leased Line Agreement, the IP OSS/BSS MOU, the IP OSS/BSS Sublicense, the Trademark License Agreement, and the Transition Services Agreement.

         "Transfer" is defined in Section 11.1.


                                      -10-
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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         "Transition Services Agreement" is defined in Section 2.4(2).

         "Unanimous Consent Items" is defined in Section 5.3(f).

         "Virtual Private Network" and "Virtual Private Dial-Up Network" means a service which allows businesses to connect to their local area networks, hosting sites, business partners, customers, branch offices, telecommuters, mobile employees, and other entities in a secure manner.

         "Web Hosting and Internet Access Service Agreement" is defined in
Section 2.4(2).


                                    ARTICLE 2
                             ORGANIZATIONAL MATTERS

         SECTION 2.1 FORMATION. Pursuant to the Act and subject to the satisfaction of the conditions set forth in Section 2.3, the Initial Members intend to form a limited liability company under the Laws of the State of Delaware. On the Formation Date, the Initial Members have caused the Certificate of Formation to be filed with the Secretary of State of the State of Delaware by Delaware Corporate Services, Inc., an authorized Person. The Initial Members hereby ratify and confirm the filing of the Company's Certificate of Formation. The rights and liabilities of the Members will be determined pursuant to the Act and this Agreement. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement will, to the extent permitted by the Act, control.

         SECTION 2.2 NAME. The name of the Company is "QWEST CYBER.SOLUTIONS LLC". The business of the Company may be conducted under that name or, upon compliance with applicable Laws, any other name that the Management Committee deems appropriate or advisable. The Management Committee, or any officer who is delegated the ability to do so by the Management Committee, will file any fictitious name certificates and similar filings, and any amendments thereto, that the Management Committee considers appropriate.

SECTION 2.3 FIRST CLOSING DATE.

                  (a) On the date (the "FIRST CLOSING DATE") on which the last of the conditions set forth in subsection (b) below are met, the Initial Members will make those of its Initial Contributions required to be made on or by such date; provided, that the Initial Members agree that such Initial Contributions will be deemed to have been made as of the Effective Date of Transfer and that the Company will be entitled to receive all revenues and other benefits that would have accrued to the Company and will be obligated to pay or otherwise discharge all obligations that would have been assumed by the Company had such Initial Contributions been made as of the Effective Date of Transfer. To accomplish the foregoing, each Initial Member will provide a statement to the Company within 60 days after the First Closing Date setting forth in reasonable detail the relevant items of revenue and expense and will transfer to the Company cash in the net amount reflected in such statement. Each Initial Member will give full access to the Company and its


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         representatives to examine and audit its books and records to verify such statements. Any discrepancies or disputes arising under this subsection (a) will be subject to the dispute resolution procedures provided in ARTICLE 16.

                  (b) On or prior to the First Closing Date:

                  (1) Each Initial Member will have executed and delivered to each other Initial Member a copy of this Agreement;

                  (2) The Initial Class A Member and the Initial Class B Member will have entered into a Memorandum of Understanding (the "IP OSS/BSS MOU"), acceptable in form and substance to each such Initial Member, containing the general terms of an agreement in principle whereby the Initial Class B Member will design and implement the Initial Class A Member's IP OSS/BSS;

                  (3) The Initial Class A Member and the Company will have entered into the "TRADEMARK LICENSE AGREEMENT" substantially in the form attached hereto as Exhibit H, pursuant to which the Initial Class A Member will license certain trademarks to the Company on the terms and conditions set forth therein; and

                  (4) Notwithstanding Section 2.5(b) the Initial Class B Member will have caused the Initial Class C Member's contract with SAP America, Inc. to have been assigned to the Company, as of the Effective Date of Transfer, including obtaining any required consents thereto.

                  (c) On or as soon as reasonably practicable following the First Closing Date, each Initial Member Group will deliver a legal opinion to the other Initial Member Group, acceptable in form and substance to such other Initial Member Group, opining as to the valid existence and good standing of each Member of such Initial Member Group under its state of organization and to the due authorization and valid execution and delivery of this Agreement by each Member of such Initial Member Group.

         SECTION 2.4 SECOND CLOSING DATE.

         As soon as reasonably practicable following the First Closing Date but in no event later than thirty days after the First Closing Date (the "SECOND CLOSING DATE"), the Initial Members will have caused the following events to happen:

                  (1) The Initial Class A Member and the Initial Class B Member will have entered into the "ANCILLARY IMPLEMENTATION AGREEMENT," in form and substance reasonably satisfactory to each such Initial Member, pursuant to which the Initial Class B Member will perform ongoing implementation and adjustment of certain "Peoplesoft" software (or an equivalent product) licensed by the Initial Class A Member, and/or the initial and ongoing implementation and adjustment of the Global Sales Force Automation software (or an equivalent product) licensed by the Initial Class A Member, on the terms and conditions set forth therein but including the following: (i) the total commitment by the Initial Class A Member to purchase services from the Initial Class B Member will equal $5 million; (ii) such commitment will be retired over time as determined by the Initial Class A Member


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                  but will be fully retired prior to the third anniversary of the Second Closing Date; and (iii) the Class B Member will provide the relevant services based on an hourly blended rate for personnel of $164 per hour.

                  (2) The Initial Members and the Company will have entered into a "TRANSITION SERVICES AGREEMENT," in form and substance reasonably satisfactory to each Initial Member Group, pursuant to which each Initial Member will perform certain services for the Company on the terms and conditions set forth therein and will agree to provide such services for a period following a termination of the Company or a sale by such Initial Member of its Membership Interest.

                  (3) The Initial Class A Member and the Company will have entered into an agreement (the "IP OSS/BSS SUBLICENSE") in form and substance reasonably satisfactory to each Initial Member Group, pursuant to which the Initial Class A Member will make access to the IP OSS/BSS system available to the Company (upon and after the completion of the IP OSS/BSS) on the terms and conditions set forth therein.

                  (4) The Initial Class A Member and the Company will have entered into a "WEB HOSTING AND INTERNET ACCESS SERVICE AGREEMENT" in form and substance reasonably satisfactory to each Initial Member Group, pursuant to which the Initial Class A Member will provide broadband services, other telecommunications services, and internet hosting services to the Company on the terms and conditions set forth therein.

                  (5) The Initial Class A Member and the Company will have entered into an agreement (the "LEASED LINE AGREEMENT"), in form and substance reasonably satisfactory to each Initial Member Group, pursuant to which the Initial Class A Member will provide to the Company connectivity to the network operated by the Initial Class A Member and its Affiliates and to the internet on the terms and conditions set forth therein.

                  (6) The Initial Members and the Company will have entered into a "DISCOUNTED SERVICES CONTRIBUTION AGREEMENT" in form and substance reasonably satisfactory to each Initial Member Group, pursuant to which the Initial Members will transfer services and other items to the Company on a periodic basis without charge or for a discounted charge as a capital contribution as and when required by the Management Committee, with an agreed value as set forth and on the terms and subject to the conditions set forth therein, and further subject to the allocation rules set forth in Paragraph 1.4(h) of Exhibit D attached hereto.

                  (7) The Initial Class A Member and the Company will have entered into an agreement, in form and substance reasonably satisfactory to each Initial Member Group, pursuant to which the Initial Class A Member will loan or continue to loan those employees listed on Exhibit B-1 to the Company on an exclusive, irrevocable basis, on the terms and conditions set forth therein. (Such agreement, collectively with the agreements discussed in subsections (8) and (9) are collectively referred to as the "EMPLOYEE LOAN-OUT AGREEMENTS.")


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                  (8) The Initial Class B Member and the Company will have
                  entered into an agreement, in form and substance reasonably satisfactory to each Initial Member Group, pursuant to which the Initial Class B Member will loan those employees listed on Exhibit B-2 to the Company on an exclusive, irrevocable basis, on the terms and conditions set forth therein.

                  (9) The Initial Class C Member and the Company will have entered into an agreement, reasonably acceptable to each Initial Member Group, pursuant to which the Initial Class C Member will loan those employees listed on Exhibit B-3 to the Company on an exclusive, irrevocable basis, on the terms and conditions set forth therein.

                  (10) The Employee Loan-Out Agreements will provide that (i) such employees will be transferred to the Company preceding and in contemplation of a Qualified Public Offering, (ii) until a listed employee is transferred to the Company, the services of such employee (or any permitted replacement employee) will be "loaned" to the Company and the Company will pay the relevant Initial Member the fee set forth in the applicable Employee Loan-Out Agreement, (iii) if, prior to a transfer to the Company, any listed employee ceases to be employed by the relevant Initial Member, such Initial Member will substitute another employee of equivalent skills and experience reasonably acceptable to the Management Committee, and (iv) all costs of transfer of the employees, including severance and other termination benefits, if any, and the transfer of visas, will be borne by the transferring Initial Member.

                  (11) Each of the Initial Member Groups will have provided evidence to the other that each of the employees listed on Exhibit B-1, Exhibit B-2, or Exhibit B-3, as applicable, can perform the services associated with the Company's job classification to which such employee will be assigned.

                  (12) Each of the Initial Member Groups will agree with each other, and the Initial Class A Member and the Initial Class B Member will cause each of the Managers it has appointed to the Management Committee, on behalf of the Company to agree with each Initial Member, on the appropriate valuation of each Initial Member's non-cash Initial Contributions.

         SECTION 2.5 COVENANTS REGARDING TRANSITION SERVICES AND ASSIGNED CONTRACTS

                  (a) Until the Company and each of the Initial Members which is a party thereto have entered into the Transition Services Agreement:

                  (1) each Initial Member Group will provide to the Company all services (and will allocate sufficient numbers of employees and other resources to provide all services) which it currently provides in respect of the activities relating to the assets and assigned contracts and agreements comprising the Initial Contributions, including, without limitation, providing services relating to billing, recordkeeping and customer service and other services to the Company, and to employee benefits (including without limitation health insurance, life insurance, retirement and


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                  savings plans, and incentive plans) and other services
                  directly to the employees engaged in such activities who are listed on Exhibit B-1, Exhibit B-2, or Exhibit B-3, as applicable subject to an Employee Loan-Out Agreement, and such services will be provided by each Initial Member Group * * *, and will be performed at a level at least as high as that at which they are currently performed;

                  (2) modifications to the services currently provided by the Initial Members referenced in subsection (1), above, and additional services which are necessitated by the structure of the Company and the nature of the Initial Members' interests therein will also be provided by each Initial Member * * *, and at a level which the Company determines is reasonably acceptable;

                  (3) the office facilities, clerical and administrative support, and office infrastructure (including, without limitation, access to and use of telephones, standalone computers, computer networks, internet access, and secretarial and receptionist services) which the employees listed on Exhibit B-1, Exhibit B-2, or Exhibit B-3 currently are provided by any Initial Member will continue to be provided to such employees, and the Company will reimburse each such Member for all direct costs associated therewith, and

                  (4) all books, records, data, work product and other documents relating to the such services, including, without limitation, employee and client records, software, and manuals, will become and remain the exclusive property of the Company, and none of the Initial Members (nor any successor or assignee thereof) will at any time, directly or indirectly, assert any interest or property rights therein.

         (b) With respect to each of the licenses and other agreements and contracts (the "ASSIGNED CONTRACTS") listed on Exhibit A-2 or Exhibit A-3 that is not assigned to the Company on the First Closing Date, the Initial Class B Member or the Initial Class C Member, as applicable, will continue to deal with the other contracting party or parties to such Assigned Contract as the prime contracting party, and the applicable Initial Member Group will use its best efforts to obtain the consent of all required parties to the assignment of such Assigned Contract. Such Assigned Contract will be promptly assigned by the applicable Initial Member to the Company after the receipt of such consent. Notwithstanding the absence of any such consent, the Company will be entitled to the benefits of any such Assigned Contract accruing from and after the Effective Date of Transfer net of the expenses (consistent with the assumptions contained in the financial model included in the Initial Business Plan) incurred by such Initial Member in connection with servicing such Assigned Contract from and after the Effective Date of Transfer (without duplication of any expense subject to reimbursement by the Company pursuant to Section 2.5(a)) to the extent that the Initial Class B Member or the Initial Class C Member, as applicable, may provide the Company with such benefits without violating the terms of such Assigned Contract.

         SECTION 2.6 TERM. The term of this Agreement will be co-terminus with the Term of the Company, unless extended or sooner terminated as hereinafter provided.


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         SECTION 2.7 OFFICE AND AGENT. The Company will continuously maintain an office and a registered agent in the State of Delaware as required by the Act. The registered and principal offices of the Company will be as the Management Committee may determine. The Company also may have such offices, anywhere within and without the State of Delaware, as the Management Committee from time to time may determine, or as the business of the Company may require. The registered agent will be as stated in the Certificate of Formation.

         SECTION 2.8 ADDRESSES OF THE MEMBERS. The respective addresses of the Members are set forth in Exhibit C hereto.

         SECTION 2.9 PURPOSE OF THE COMPANY. The purpose of the Company is to engage in the Business within the Target Market. The Company may, subject to
Section 5.3(f), engage in any other lawful act, business or activity that the Management Committee approves. The Company will have the power to do any and all acts necessary or advisable for the furtherance of its business and activities.

         SECTION 2.10 FOREIGN QUALIFICATION. The Management Committee will cause the Company to comply with all requirements necessary to qualify the Company as a foreign limited liability company in any jurisdiction in which the Company owns property or transacts business to the extent, in the reasonable judgment of the Management Committee, such qualification or registration is necessary or advisable for the protection of the limited liability of the Members or to permit the Company lawfully to own property or transact business. The Management Committee may, and, at the request of the Management Committee or any officer, each Member will, execute, acknowledge, swear to and deliver any or all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue or terminate the Company as a foreign limited liability company in all such jurisdictions in which the Company may conduct business.

         SECTION 2.11 NO STATE-LAW PARTNERSHIP. The Members intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member, holder of an Economic Interest, Manager or officer will be a partner or joint venturer of any other Member, holder of an Economic Interest, Manager or officer for any purposes other than federal and, if applicable, state tax purposes, and this Agreement will not be construed to the contrary. The Members intend that the Company will be treated as a partnership for federal and, if applicable, state income tax purposes, and each Member and the Company will file all tax returns and will otherwise take all tax and financial reporting positions in a manner consistent with such treatment.


                                    ARTICLE 3
                                     MEMBERS

         SECTION 3.1 LIMITED LIABILITY. Except as expressly set forth in this Agreement or required under the Act, no Member will be personally liable under any judgment of a court, or in any other manner, for any debt, obligation, or liability of the Company, whether that liability or


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obligation arises in contract, tort, or otherwise, solely by reason of being a
Member of the Company.

         SECTION 3.2 REMUNERATION TO MEMBERS. Except as otherwise provided in this Agreement or as provided by a separate written agreement signed by all Members, no Member is entitled to remuneration for acting in the Company business.

         SECTION 3.3 VOTING RIGHTS. Except as provided in this Agreement or the Certificate of Formation, Members will have no voting, approval or consent rights.

         SECTION 3.4 ADMISSION OF ADDITIONAL MEMBERS. The Management Committee may, subject to Section 5.3(f), admit to the Company additional Members. Any additional Members will obtain Membership Interests and will participate in the management, net profits, net losses, and distributions of the Company on such terms as are determined by the Management Committee.

         SECTION 3.5 WITHDRAWALS OR RESIGNATIONS. No Member may withdraw or resign from the Company except pursuant to ARTICLE 4 and Exhibit E-2, ARTICLE 11, ARTICLE 13 or ARTICLE 14.

         SECTION 3.6 MEMBERS ARE NOT AGENTS; NO MANAGEMENT AUTHORITY. Pursuant to ARTICLE 5 and the Certificate of Formation, the management of the Company is vested in the Management Committee. No Member, acting solely in the capacity of a Member, is an agent of the Company nor can any Member in such capacity bind or execute any instrument on behalf of the Company. The Members will have no power to participate in the management of the Company except as expressly authorized by this Agreement or the Certificate of Formation and except as expressly required by the Act.

         SECTION 3.7 MEMBER GROUPS. Each Member Group comprised of more than one Member will designate a "lead" Member, which designation will be subject to approval by the Management Committee. The lead Member of a Member Group will take all actions, make all decisions and give and receive all notices on behalf of and regarding all Members comprising its Member Group. The lead Member for the Initial Member Group comprised of the Initial Class B Member and the Initial Class C Member will be the Initial Class B Member.


                                    ARTICLE 4
               OWNERSHIP INTERESTS, CONTRIBUTIONS AND CERTIFICATES

         SECTION 4.1 INITIAL CONTRIBUTIONS.

                  (a) On the First Closing Date, the Initial Class A Member will contribute the cash and any other assets set forth with respect to that Member on Exhibit A-1 hereto as its Initial Contribution, except to the extent such Exhibit indicates that any relevant asset(s) or contracts are to be contributed or assigned at some later date.


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                  (b) On the First Closing Date, the Initial Class B Member will contribute, and will cause the Initial Class C Member to contribute the assets, and assign each of the Assigned Contracts, that are set forth with respect to each such Initial Member on Exhibit A-2 and Exhibit A-3 hereto as its Initial Contribution, except to the extent such Exhibits indicate that any relevant asset(s) or Assigned Contract(s) are to be contributed or assigned at some later date.

                  (c) The Initial Contributions are comprised of contributions to the Company of the assets set forth on Exhibit A-1, Exhibit A-2 and Exhibit A-3 and assignments to the Company of the Assigned Contracts. The Company, except as set forth on such schedules, will not assume, does not assume, and has not assumed any liabilities or obligations (contingent or otherwise) in conjunction with the Initial Contributions which arise from or are related to any period of time prior to the Effective Date of Transfer.

                  (d) The Initial Members acknowledge and agree that the failure by any Initial Member to timely make its Initial Contribution by any Initial Member would result in damage to the other Initial Members which would be difficult to calculate, and therefore agree that if any contract or agreement to be assigned to the Company which is listed on Exhibit A-2 or Exhibit A-3 is not assigned to the Company within 30 days after the First Closing Date the Initial Class B Member will pay to the Company, as liquidated damages for the failure to assign such contract or agreement, sums equal to the revenue assumed for purposes of calculating the total revenue component of the financial model included in the Initial Business Plan, net of the expenses (consistent with the assumptions contained in the financial model) incurred by such Initial Member and not the Company (whether by reimbursement pursuant to Section 2.5(a) or otherwise) in connection with servicing such Assigned Contract from and after the Effective Date of Transfer for such period as the financial model included in the Initial Business Plan assumes such revenue. Payments to the Company under this Section shall be made at the time revenue would be paid to the Company under the relevant contract or agreement.

         SECTION 4.2 OWNERSHIP INTERESTS. Upon the making of the Initial Contribution of each Initial Member as set forth above, the Company will issue to each such Initial Member the percentage of Membership Interests in the Company set forth in Exhibit C hereto. The Membership Interests will be reflected in the books and records of the Company but will be uncertificated unless certification is approved by the Management Committee.

         SECTION 4.3 CAPITAL ACCOUNTS. On the Formation Date, a separate Capital Account will be established for each Member. Thereafter, each Member's Capital Account will be maintained in accordance with Exhibit D hereto.

         SECTION 4.4 INTEREST. No interest will accrue on any Capital Contribution and no Member will have the right to withdraw or be repaid any Capital Contribution except as provided in this Agreement.


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         SECTION 4.5 ADDITIONAL CAPITAL CONTRIBUTIONS.

                  (a) FINANCIAL SUPPORTS AND GUARANTEES. Except for the Initial Contributions and Additional Capital Contributions unanimously agreed to by the Members (other than the Class C Member, which agreement will be deemed given together with the Class B Member's), no Member (nor any Affiliate of any Member) will be obligated to extend any financial support to the Company, nor to guarantee any obligation of the Company.

                  (b) CAPITAL CALL. Subject to the approval of the Class A Member and the Class B Member (except as noted in paragraph (a) above) and to the unanimous approval of the Management Committee pursuant to
         Section 5.3(f), the Management Committee may from time to time, by the delivery of written notice to the Members (a "CAPITAL CALL NOTICE") require the Members, pro rata in accordance with their respective Percentage Interests, to contribute cash or other assets with a value assigned thereto which has been agreed to by all Members to the capital of the Company ("ADDITIONAL CAPITAL CONTRIBUTIONS"), all as provided for in this Section 4.5, and in accordance with the procedures set forth in Exhibit E-1. No Member may voluntarily make any Additional Capital Contributions.

                  (c) ADDITIONAL TRADEMARKS. At the request of the Company, the Initial Class B Member and the Initial Class C Member will license certain of their respective trademarks to the Company on terms substantially similar to the terms included in the Trademark License Agreement, with such changes thereto as are required to comply with restrictions on use applicable to all licensees of the relevant trademarks.

         SECTION 4.6 DEFAULTING MEMBERS.

                  (a) GENERAL. Each Member agrees that timely payment or other satisfaction of its obligations under this Agreement when due is of the essence, that any failure by a Member to timely make any Initial Contributions or Additional Capital Contributions to the Company when required to be made by such Member would cause injury to the Company and to the other Members, and that the amount of damages caused by any such injury would be extremely difficult to calculate. Accordingly, each Member agrees that upon any failure (an "EVENT OF DEFAULT") by a Member to timely make any Initial Contributions or Additional Capital Contributions to the Company when required to be made by such Member (a "DEFAULTING MEMBER"), the remedies set forth in this Section 4.6 and Exhibit E-2 will apply to it, except to the extent the Management Committee, acting in its sole discretion (but without the vote of the Managers appointed by the Defaulting Member), otherwise agrees in writing with such Defaulting Member; provided, however, that the Management Committee will provide a Defaulting Member with at least five Business Days written notice prior to the application of such provisions; and, provided, further, that if, during such period, the Defaulting Member cures such Event of Default, including interest as provided in Paragraph (b) of Exhibit E-2 on such amount from the date such contribution was originally due until the actual date of contribution, such provisions will not apply to the Defaulting Member.


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                  (b) NO WAIVER. The election of the Management Committee or the non-Defaulting Member to pursue any remedy provided in this Section 4.6 or Exhibit E-2 will not be a waiver or limitation of the right of the Management Committee, the Company or the non-Defaulting Members to pursue an additional or different remedy available hereunder or at law or in equity with respect to any subsequent default.

                  (c) ADDITIONAL CAPITAL CALL NOTICE. An Event of Default by any Member will not relieve any other Member of its obligation to make its Capital Contributions. After any Event of Default because of a failure to make a Capital Contribution, the Management Committee may issue a supplemental Capital Call Notice in the same manner, and subject to the same limitations, as are set forth in Section 4.5.

                  (d) CONSENT TO AND NON-EXCLUSIVITY OF REMEDIES. Each Member hereby consents to the application to it of the remedies provided in this Section 4.6 and Exhibit E-2 in recognition of the risk and speculative damages its default would cause the other Members, and further agrees that the availability of such remedies will not preclude any other remedies which may be available at law, in equity, by statute or otherwise in respect of any default by such Member in the performance of its other obligations under this Agreement.


                                    ARTICLE 5
                MANAGEMENT COMMITTEE AND OTHER GOVERNANCE MATTERS

         SECTION 5.1 MANAGEMENT THROUGH THE MANAGEMENT COMMITTEE. The management of the Company is vested in a Management Committee (the "MANAGEMENT COMMITTEE"), which will have the power and authority to manage and direct the business and affairs of the Company under the terms and conditions of this Agreement. The Members will appoint a Management Committee as provided in
Section 5.2. Except as otherwise expressly provided in this Agreement, the Members will not participate in the control of the Company and will have no right, power or authority to act for or on behalf of, or otherwise bind, the Company. Except as expressly provided in this Agreement or required by any non-waivable provisions of applicable Law, Members will have no right to vote on or consent to any other matter, act, decision or document involving the Company or its business.

         SECTION 5.2 MANAGEMENT COMMITTEE.

                  (a) SCOPE OF RESPONSIBILITY. Except as expressly provided herein (including, without limitation, as provided in subsections
         Section 5.3(f) and Section 5.4(a), below) the Management Committee has full, exclusive and complete control of and responsibility for the Company's activities. Without limiting the generality of the foregoing, the Management Committee will be specifically vested with the power to undertake the following actions:

                  (1) to appoint the officers of the Company;


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                  (2) except as set forth to the contrary herein, to make all decisions regarding the disposition of the Company's assets prior to a termination or expiration of the Company, regarding any reorganizations of the Company, and in connection with a Qualified Public Offering or termination of the Company; and

                  (3) to select, remove and replace the Company's accountants and auditors.

                  (b) MANAGEMENT COMMITTEE COMPOSITION. The composition of the Management Committee will be as follows:

                  (1) At all times when the Initial Members comprise all of the Members, the Management Committee will be composed of seven members (each, a "Manager") three of whom are appointed by the Class A Member (which appointment is subject to the approval of the Class B Member, and such approval will not be unreasonably withheld) (the "CLASS A MANAGERS"), three of whom are appointed by the Class B Member (which appointment is subject to the approval of the Class A Member, and such approval will not be unreasonably withheld) (the "CLASS B MANAGERS") and the seventh being the Chief Executive Officer. The initial Managers, all of whom have been approved as set forth above, are listed on Exhibit G and are appointed effective as of the First Closing Date.

                  (2) Subject to subsection (5) below, each Manager (other than the Chief Executive Officer) will serve on the Management Committee until such time as he or she resigns, retires, dies or is removed. Notwithstanding anything to the contrary contained in subsection (1), above, Managers may be removed with or without cause at any time by the Member who appointed such Manager. Upon the resignation, retirement, death or removal of any Manager, the Member who appointed such Manager will nominate and appoint a replacement Manager pursuant to the procedure set forth in subsection (1), above.

                  (3) The Chief Executive Officer will serve as a Manager during his or her tenure in such office. However, if the Management Committee (including all of the Class A Managers but excluding the Chief Executive Officer) commences deliberations to consider removing the Chief Executive Officer from such position, the Chief Executive Officer will immediately cease to be a Manager. Each successor Chief Executive Officer will automatically be appointed to serve as a Manager.

                  (4) Upon the admission of a new Member (other than an additional or successor Class A Member, Class B Member or Class C Member) in accordance with the terms of this Agreement, such new Member will be entitled to appoint such Managers, and the Management Committee will be so reconstituted, as is required by the terms of such new Member's admission to the Company.

                  (5) Any officer of the Company (other than the Chief Executive Officer) who is nominated and appointed to serve as a Manager and serves as a Manager at the same time he or she serves as an officer will be removed from his or her position as a Manager, automatically and without the need for any action by any Member or any other Manager, if such Person ceases to serve as an officer of the Company for


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                  any reason except for an unsolicited decision by such Person to resign as an officer, which decision is freely and voluntarily made.

         SECTION 5.3 MANAGEMENT COMMITTEE MEETINGS.

                  (a) REGULAR MEETING. The Management Committee will hold regular quarterly meetings without call or notice at such time as will from time to time be fixed by standing resolution of the Management Committee.

                  (b) SPECIAL MEETINGS. Special meetings of the Management Committee may be called by any two Managers. All meetings will be held upon ten days' notice by mail or 72 hours' notice delivered personally or by telephone or facsimile. A notice need not specify the purpose of any meeting; however, a special meeting may not be called to entertain any Unanimous Consent Item without specifying such action in the notice of the meeting. Notice of a special meeting need not be given to any Manager who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior to its commencement, the lack of notice to such Manager. All such waivers, consents and approvals will be filed with the Company records or made a part of the minutes of the meeting.

                  (c) LOCATION OF MEETINGS. Meetings of the Management Committee may be held at any place within or without the State of Delaware that has been designated in the notice of the meeting or at such place as may be approved by the Management Committee. Managers may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Managers participating in such meeting can hear one another. Participation in a meeting in such manner constitutes a presence in person at such meeting

                  (d) PARTICIPATION BY SENIOR EXECUTIVES. The Company's Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer may attend and participate in Management Committee meetings, but only the Chief Executive Officer (in his or her capacity as a Manager) will be entitled to vote therein; provided, however, that:

                  (1) no officer of the Company (including any officer who simultaneously serves as a Manager of the Company) may attend or participate in any Management Committee meeting which is convened, in whole or in part, to discuss (or during which Management Committee decides to discuss) the continued tenure or possible dismissal of such officer, and

                  (2) no Manager may attend or participate in any Management Committee meeting which is convened, in whole or in part, to discuss (or during which Management Committee decides to discuss) any breach or alleged breach of the Member that appointed such Manager to the Management Committee, or to discuss any other failure or alleged failure of the Member that appointed such Manager to the Management Committee to fulfill any of its obligations hereunder or under any Transaction Document.


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                  (e) APPROVAL THRESHOLDS. Except as set forth subsection (f), below, decisions of the Management Committee will be taken by the simple majority of all Managers.

                  (f) UNANIMOUS CONSENT ITEMS. The unanimous consent of all Managers appointed by the Class A Member and all Managers appointed by the Class B Member given during a meeting of the Management Committee or in a unanimous written consent will be required to take any of the following actions (the "UNANIMOUS CONSENT ITEMS"):

                  (1) any amendment to, restatement of, or substitution for this Agreement, the Certificate of Formation, or any other organizational or charter documents that may govern the Company from time to time;

                  (2) a decision to cause or allow a Bankruptcy Event to occur with respect to the Company;

                  (3) acquisitions and dispositions of assets in a transaction or a series of transactions the aggregate value of which constitutes more than * * * percent of the Fair Market Value of the Company's total assets, or the merger of, consolidation with, or any other business combination involving the Company;

                  (4) the decision to engage in a Qualified Public Offering, the determination of whether a proposed course of action constitutes a Qualified Public Offering, and the plan of action to effect the Qualified Public Offering, as described in ARTICLE 12;

                  (5) in conjunction with a Qualified Public Offering, the form and content of the Certificate of Incorporation and Bylaws of the Resulting Corporation or the organizational documents of any other successor entity;

                  (6) any issuance of any additional Membership Interests, any repurchase of Membership Interests, and the making of any recommendation to the Members in favor of making an Additional Capital Call;

                  (7) the development and sale of products or the provision of services by the Company * * *, except for (i) products and
                  * * * which need only be approved by a majority of the Management Committee, and (ii) products and services which have previously been approved pursuant to this subsection (f); or

                  (8) any * * * of the Company.

                  (g) MANAGEMENT COMMITTEE WRITTEN CONSENT. Any action required or permitted to be taken by the Management Committee may be taken by the Management Committee without a meeting, if all of the Managers individually or collectively consent in writing to such action. Such action by written consent will have the same force and effect as a unanimous vote of such Managers.


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                  (h) MANAGEMENT COMMITTEE AS AGENT. The Management Committee
         (and each Manager and/or officer authorized by the Management Committee to act on behalf of the Management Committee) will be an agent of the Company, and the actions of the Management Committee (or such Managers and/or officers) taken in such capacity and in accordance with this Agreement will bind the Company.

                  (i) DELEGATION. The Management Committee may appoint, employ or otherwise contract with any Persons for the transaction of the business of the Company or the performance of services for or on behalf of the Company, and the Management Committee may delegate to any such Persons such authority to act on behalf of the Company as the Management Committee may from time to time deem appropriate in accordance with (h).

                  (j) COMPENSATION. If approved by the Management Committee, a Manager will be entitled to reimbursement on a monthly basis from the Company for all reasonable and properly documented out-of-pocket costs and expenses incurred by him or her, in his or her reasonable discretion, for or on behalf of the Company.

         SECTION 5.4 OFFICERS.

                  (a) APPOINTMENT OF OFFICERS.

                  (1) On or before the First Closing Date, the Initial Members will jointly agree upon and appoint the Company's initial Chief Executive Officer, Chief Operating Officer and Chief Financial Officer.

                  (2) Except for the initial appointment described in subsection
                  (1), the Management Committee has sole discretion to appoint the Company's Chief Financial Officer, Chief Operating Officer and other executive officers.

                  (3) Except for the initial appointment described in subsection
                  (1), the Class A Managers (other than the Chief Executive Officer) have sole discretion to appoint and remove the Company's Chief Executive Officer.

                  (4) The Management Committee may, at any time, appoint any other officers if it deems such appointment would beneficial to the Company, including but not limited to, one or more vice-presidents, a secretary and assistant secretaries. The officers will serve at the pleasure of the Management Committee, subject to all rights, if any, of an officer under any contract of employment. Any individual may hold any number of offices. The officers will exercise such powers and perform such duties as specified in this Agreement and as may be determined from time to time by the Management Committee.

                  (5) Subject to the rights, if any, of an officer under a contract of employment, any officer may be removed, either with or without cause, by the Management Committee. Any officer may resign at any time by giving written notice to the Management Committee. Any resignation will take effect on the date of the receipt of that notice or at any later time specified in the notice; and, unless


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                  otherwise specified in such notice, the acceptance of the
                  resignation will not be necessary to make it effective. Each officer will serve until his or her resignation, removal, death or inability to serve. A vacancy in any office will be filled by the Management Committee.

                  (b) SALARIES OF OFFICERS. The salaries of officers and agents of the Company will be fixed by the Management Committee.

                  (c) DESCRIPTIONS OF POSITIONS. The officers set forth below will, unless modified by the Management Committee, have the duties and responsibilities described below:

                  (1) CHIEF EXECUTIVE OFFICER. The Chief Executive Officer will have ultimate oversight over the Company's operations and staff and the creation and communication of the Company's policies, will report directly to the Management Committee, and will have such other powers and duties as the Management Committee may prescribe.

                  (2) CHIEF OPERATING OFFICER. The Chief Operating Officer will manage the Company's operations on a day-to-day basis and be responsible for implementation of the Company's policies, will report directly to the Chief Executive Officer, and will have such other powers and duties as the Management Committee may prescribe.

                  (3) CHIEF FINANCIAL OFFICER. The Chief Financial Officer will manage the Company's finances on a day-to-day basis, manage the Company's capital, and oversee the Company's staff, will report directly to the Chief Executive Officer and will have such other powers and duties as the Management Committee may prescribe.

                  (d) SIGNING AUTHORITY OF OFFICERS. Any officer, acting alone, is authorized to endorse checks, drafts, and other evidences of indebtedness made payable to the order of the Company, but only for the purpose of deposit into the Company's accounts. All checks, drafts, instruments and contracts obligating the Company to pay money in an amount of less than $250,000, with respect to operating expenses, or $500,000, with respect to capital expenditures or obligations, and may be signed by any one officer designated by the Management Committee as generally having signatory authority, acting alone. All checks, drafts, instruments and contracts obligating the Company to pay money in amounts in excess of the foregoing amounts must be signed on behalf of the Company by any two such officers acting together. The foregoing restrictions may be modified by the Management Committee in its discretion.


                                    ARTICLE 6
                                  BUSINESS PLAN

         SECTION 6.1 ANNUAL BUSINESS PLAN. For each Business Plan Period, the Management Committee will develop and approve an annual Business Plan. The Business Plan will provide for


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operations through the next Fiscal Year. The Business Plan for the Initial
Business Plan Period of the Company is attached to this Agreement as Exhibit F.

         SECTION 6.2 APPROVAL OF PROPOSED BUSINESS PLAN. At least 90 days prior to the end of the Initial Business Plan Period and each succeeding Business Plan Period thereafter, the Chief Executive Officer and Chief Financial Officer will cause to be prepared and presented to the Management Committee a proposed Business Plan for the next succeeding Business Plan Period (the "APPLICABLE BUSINESS PLAN PERIOD") for consideration and approval by the Management Committee. The proposed Business Plan will, among other things (including any items requested by the Management Committee), contain:

                  (a) planned commitments, leases and capital expenditures for such Business Plan Period, and all such commitments, leases and capital expenditures which will extend into subsequent Business Plan Periods;

                  (b) profit and loss, balance sheet and Cash Flow projections for such Business Plan Period;

                  (c) borrowings planned during such Business Plan Period;

                  (d) projected financial requirements and results of activities, if any, to be undertaken by the Company during such Business Plan Period;

                  (e) the proposed number of employees of the Company during such Business Plan Period and the proposed cash compensation and estimated benefit expense during such Business Plan Period;

                  (f) any other material information relating to the operating and capital budgets of the Company for such Business Plan Period;

                  (g) a marketing assessment and sales plan for such Business Plan Period; and

                  (h) a new product/business expansion strategic plan.


                                    ARTICLE 7
                RELATIONSHIP BETWEEN THE MEMBERS AND THE COMPANY

         SECTION 7.1 THE CLASS B MEMBER'S RELATIONSHIP TO THE COMPANY.

                  (a) ***, unless the Class A Member otherwise agrees in writing, the Class B Member will not, and will cause each of its Affiliates (including, but not limited to, the Class C Member) to not, engage in the provision of any products and/or services comprising all or any part of the Business related to the Initial Scope of Services.


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                  (b) The Class B Member is specifically permitted to continue to engage in the provision of services relating to * * *.

                  (c) The Class B Member is specifically permitted to provide services relating to * * *, but is prohibited from * * *. For purposes of this subsection:

                  (1) "Knowledge Management" means the harnessing, identification, organization and use of business data to strengthen a customer's competitive position by enabling customers to manage their raw business data to create valuable business "knowledge" that enhances the performance of their organization. Knowledge Management services include program design and development, building systems to capture data and turn it into knowledge, and designing and building the supporting systems architecture,

                  (2) "Management and Business Consulting" means consulting services comprised of two specialties: strategy consulting, which focuses on improving a customer's performance by helping the customer align its business strategy to its industry's particular business condition, and operations consulting, which assesses the efficiency of the customer's operational processes and alignment with its business strategy,

                  (3) "Systems Integration Services" means services which allow or cause proprietary and commercial applications to share and exchange information and to participate in each other's processes through a variety of processes, including the creation of a single user interface for a collection of applications, and the design of software bridges and translators which make data in one format accessible to programs which read or access data in a different format,

                  (4) "World Class Finance" means the implementation of industry best practices to manage the finance and accounting functions of operations and to improve the ability of the customer to measure and analyze operational performance. World Class Finance services are applicable to areas such as budgeting, planning, decision support, cost management and the integration of financial and other customer operations and analysis systems, and

                  (5) "World Class Human Resources" means the implementation of industry best practices to manage the human resource side of customers' operations, analyze and integrate their human resources, payroll, retirement benefits, insurance benefits


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                  and welfare benefits and to improve the effectiveness, quality and cost-efficiency of their human resources organization through technology. World Class Human Resources services include the valuation of the customer's organizational structure, improving the effectiveness of the individual human resources functions, systems integration and the implementation of combined human resources functions.

                  (d) The Class B Member will, and will cause each of its Affiliates (including, but not limited to, the Class C Member):

                  (1) to assign or transfer all of its existing and future customers of products and/or services comprising all or part of the Business related to the Initial Scope of Services to the Company, and to make commercially reasonable efforts to cause such customers to assent or consent to the substitution of the Company as their provider of products and services that constitute the Business related to the Initial Scope of Services, and

                  (2) to not enter into future relationships or agreements with customers which relate to any aspect of the Business related to the Initial Scope of Services, but which prohibit or require the customer's consent to transfer such agreements to the Company.

                  (e) The Class B Member agrees and on behalf of its Affiliates agrees that the Company will be the exclusive provider to the Class B Member and its Affiliates of * * *.

         SECTION 7.2 THE CLASS A MEMBER'S RELATIONSHIP TO THE COMPANY.

                  (a) * * * and unless the Class B Member otherwise agrees in writing, the Class A Member will not, and will cause each of its Affiliates to not:

                  (1) provide, within * * *, an * * * to end users; or

                  (2) take an equity position in any Person that directly competes with the Company * * * (other than an investment not in excess of 5% of any Person the securities of which are listed on a nationally recognized securities exchange).

                  (b) The Class A Member is specifically permitted to provide to any customer (including competitors of the Company), without limitation, broadband and other telecommunications services, hosting activities, communications and information infrastructure construction and management, and to participate in or provide distribution channels for products and services, * * *, during and beyond the Exclusivity Period and the Term.

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         during and beyond the Exclusivity Period and the Term.

                  (c) * * *, the Class A Member will name the Company as the provider of products and services which constitute the Business related to the Initial Scope of Services for each of the Class A Member's customers who purchase such products and services from the Class A Member and * * *.

         SECTION 7.3 SUPPORT OBLIGATIONS.

                  (a) If the Class B Member or any of its Affiliates develop or obtain rights to products or services that constitute the Business or enhancements to the Business related to the Initial Scope of Services, the Class B Member will promptly offer to sublicense such rights to the Company or cause the Company to be a permitted participant in such rights.

                  (b) If the Class A Member or any of its Affiliates develop or obtain rights to products or services that constitute the Business or enhancements to the Business related to the Initial Scope of Services, the Class A Member will promptly offer to sublicense such rights to the Company or cause the Company to be a permitted participant in such rights; provided that the Class A Member will not be required to take any action that would cause it to violate (i) any applicable Law, or
         (ii) any provision of any contract or agreement to which the Class A Member or any of its Affiliates is a party or by which any such Person or its assets is bound.

         SECTION 7.4 MEMBERS AS PROVIDERS TO THE COMPANY.

                  (a) Each Member, on an ongoing basis, will offer upon request to provide to the Company any and all products or services which it provides to its customers in the/ ordinary course of business. In offering products or services to the Company, each Member will offer such products and services * * * (for tariffed products or services), or * * * (for all other products or services); provided, however, that products and services to be provided by the Class A Member under the agreements referenced in Section 2.4(4) and Section 2.4(5) will not be subject to this paragraph until such agreements have expired; and provided, further, that in no event will the terms of this subsection
         (a) require a Member to offer or provide * * *.

                  (b) The Management Committee will make all decisions on the Company's purchase of products and services on the basis of the Terms of Sale of the transaction as a whole.

                  (1) If the Management Committee concludes that the Terms of Sale, taken as a whole, of a Member's offer to provide to the Company certain products or services that the Company currently intends to purchase are, taken as a whole, at


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                  least as favorable as those offered to the Company by each other Person (including another Member) that has offered to provide the same or similar products or services to the Company, then the Management Committee will designate such Member as the provider of such product or service, even if the discounted price, taken alone, offered by such Member to the Company for providing such product or service is not lower than the price offered by such other Person.

                  (2) If the Management Committee determines that the Terms of Sale offered to the Company by a third party are the most favorable to the Company, prior to awarding a contract for the purchase of products or services to a third party, a Member who had bid to provide such products or services will have a right of first refusal to provide them on Terms of Sale identical to those offered by such third party.

         SECTION 7.5 SALES AND DISTRIBUTION CHANNELS.

                  (a) Each Member, on an ongoing basis, will cause sales and distribution services that such Member and its Affiliates provide in relation to the sale and distribution of such Member's and its Affiliates' own products and services to be provided to the Company according to the pricing described in Section 7.4(a), and otherwise on customary terms and conditions. All sales and marketing efforts on behalf of the Company's products and services will be subject to the approval of the Management Committee.

                  (b) Each Member, together with the Company, will develop a sales and marketing plan regarding the use of such Member's sales and distribution channels and other resources to market and sell the Company's products and services that is acceptable to such Member and to the Company, and such plan will be subject to periodic review and adjustment.

                  (c) Each Member will, upon the request of the Company, provide to the Company all information regarding such Member's agreements with third party providers of sales and distribution services (to the extent such services are reasonably related to the Business) that is not subject to a contractual or other obligation that would prohibit the disclosure of such information to the Company. Upon the request of the Company, each Member will exercise reasonable commercial efforts to cause any one or more third-party providers of sales and distribution services to such Member to offer the same or similar services to the Company upon the terms and conditions then enjoyed by such Member.

         SECTION 7.6 NON-SOLICITATION. Without the written consent of the other Members, none of the Members may, prior to the first anniversary of a Qualified Public Offering, solicit for employment any employee of another Member who is providing services to the Company in accordance with an Employee Loan-Out Agreement prior to the Qualified Public Offering, or any employee of the Company following a Qualified Public Offering. The Members will take such actions during the term of existence of the Company as are necessary to preserve the continuity of services to the Company by the individuals listed on Exhibit B-1, Exhibit B-2 or Exhibit B-3 and any permitted substitutes for such individuals.


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         SECTION 7.7 FUTURE LICENSES. Until a Qualified Public Offering, each
Member will use its commercially reasonable best efforts to cause any future license for an individual software application within the Application Categories to include the Company as an additional license or to otherwise make such application available to the Company for use in its Business.


                                    ARTICLE 8
                 OWNERSHIP AND CONTROL OF INTELLECTUAL PROPERTY

         SECTION 8.1 INTELLECTUAL PROPERTY CONTRIBUTED BY THE CLASS B MEMBER.

                  (a) The Class B Member hereby grants a worldwide, irrevocable, perpetual, non-assignable or sub-licensable, royalty-free license under all of the Class B Member's and the Class C Member's intellectual property to the Company for the use of the methodologies, templates and software that are listed on Exhibit A-2 (collectively, the "TEMPLATES").

                  (b) The Class B Member will grant a worldwide, irrevocable, perpetual, non-assignable or sub-licensable, royalty-free license to all improvements, modifications, and extensions of any part of the Templates, and all products constituting successors to any part of the Templates (or to any part of the Templates, as improved, modified, or extended), promptly after each such improvement, modification, extension or successor is employed, sold, or otherwise distributed by the Class B Member or its Affiliates (including the Class C Member) on other than an experimental or test basis. For purposes of this Section 8.1, "beta testing" (or any similar term denoting an advanced stage of evaluation preceding a general release or use of a Template or other item of software) will constitute a distribution on "other than an experimental or test basis."

                  (c) Methodologies, templates or items of software other than those listed on Exhibit A-2 that are owned or controlled by Class B Member or its Affiliates (including the Class C Member) and are reasonably related to the Business will, upon the request of the Company, be licensed to the Company on terms substantially similar to those governing the license of the Templates described in subsection
         (a), above, for a fee computed according to the method described in
         Section 7.4(a) to the extent offered or intended to be offered to third party customers and otherwise based on an at least ***% discount to the fair market value of such license rights.

         SECTION 8.2 INTELLECTUAL PROPERTY CONTRIBUTED BY THE CLASS A MEMBER.

                  (a) Pursuant to the IP OSS/BSS Sublicense Agreement, the Class A Member will grant an irrevocable, non-assignable or sublicensable license to the Company for the use of the IP OSS/BSS. With respect to the Company's use of the IP OSS/BSS for its internal functions, such license will be on a royalty-free basis until the earlier of a Qualified Public Offering and the expiration of the Term. From and after the Qualified Public Offering, such license will be at market rates to be negotiated by the Class A Member and the Company. With respect to the Company's use and resale of the IP OSS/BSS as a component of the Company's products and services for use by the Company's Customers,


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         such license will require the payment of a license fee to the Class A
         Member equal to * * *% of the revenues received by the Company related to that use (or a reasonable allocation thereof, as determined in good faith by the Management Committee, if the applicable revenues are not calculated separately by function).

                  (b) Pursuant to the Trademark License Agreement, the Class A Member will grant an irrevocable, non-assignable or sublicensable license to the Company, on a royalty-free basis, on terms and conditions set forth therein.

         SECTION 8.3 INTELLECTUAL PROPERTY DEVELOPED BY THE COMPANY.

                  (a) All methodologies, templates, software, and other intellectual property developed by the Company or its agents (except for the Templates and any other intellectual property licensed to the Company under Section 8.1 or Section 8.2), will be and remain the property of the Company, and the Management Committee will take all actions necessary or useful, in its judgment, to protect such intellectual property.

                  (b) * * *, the Company will, upon request of a Member, * * * to each Member which * * * will require * * *.

                  (c) The Company will not assign or license any methodologies, templates, software, or other intellectual property developed by the Company or its agents in which the Company has ownership rights of which the primary component, in the reasonable judgment of the Management Committee, are instruction sets or other computer code that are copied from or are directly derived (i.e., without a significant investment of effort or originality) * * * one of the Initial Members without the approval of such Initial Member.

                  (d) Each Member, upon request of the Company, will grant to the Company a non-assignable or sub-licensable license of any or all of the methodologies, templates, software, and other intellectual property developed by such Member or its agents that are directly or indirectly derived from intellectual property licensed to such Member by the Company.


                                    ARTICLE 9
        DISTRIBUTIONS, TAX MATTERS, AND ALLOCATIONS OF PROFITS AND LOSSES

         SECTION 9.1 DISTRIBUTION OF CASH FLOW. Distributions will be made to Members in accordance with their Percentage Interests in such amounts and at such times as determined by the Management Committee.


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         SECTION 9.2 ALLOCATIONS OF NET INCOME AND NET LOSSES. All allocations of net income, net losses and any other items of income, gain, loss, deductions and credit of the Company will be made in accordance with the provisions of Exhibit D hereto.

         SECTION 9.3 TAX MATTERS FOR THE COMPANY HANDLED BY TAX MATTERS MEMBER. The Tax Matters Member is authorized and required to represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. The Tax Matters Member will have the authority and responsibility to arrange for the preparation of, and timely file, the Company's tax returns. The Tax Matters Member will be entitled to receive reimbursement of its reasonable out-of-pocket costs and expenses for such services.


                                   ARTICLE 10
                 EXCULPATION AND INDEMNIFICATION; OTHER MATTERS

         SECTION 10.1 PERFORMANCE OF DUTIES; LIABILITY OF MEMBERS. Except as provided in this Agreement, the Members will not be liable to the Company or to any other Member for any loss or damage sustained by the Company or a Member, unless the loss or damage will have been the result of fraud, deceit, gross negligence, reckless or intentional misconduct, or a knowing violation of Law by such Member. The Managers will perform their managerial duties in good faith, in a manner they reasonably believe to be in the best interests of the Company and its Members, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

         SECTION 10.2 EXCULPATION AND INDEMNIFICATION BY THE COMPANY.

                  (a) The Company will indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such Person is or was a Member, Manager, officer, employee or other agent of the Company or that, being or having been such a Member, Manager, officer, employee or agent, such Person is or was serving at the request of the Company as a manager, director, officer, employee or other agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "agent"), to the fullest extent permitted by applicable Law in effect on the date hereof and to such greater extent as applicable Law may hereafter from time to time permit. The Management Committee is authorized, on behalf of the Company, to enter into indemnity agreements from time to time with any Person entitled to be indemnified by the Company hereunder, upon such terms and conditions as the Management Committee deems appropriate in its business judgment.

                  (b) The Company will have the power to purchase and maintain insurance on behalf of any Person who is or was an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an agent, whether or not the Company would have the power to


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         indemnify such Person against such liability under the provisions of
         Section 10.2 or under applicable Law.

         SECTION 10.3 INDEMNIFICATION BY THE INITIAL MEMBERS. Each Initial Member (an "INDEMNIFYING PARTY") will remain fully liable to, and will indemnify and hold harmless, the Company and each other Initial Member and such Persons' directors, officers, shareholders, members, agents, representatives and Affiliates (collectively, the "INDEMNIFIED PARTIES") from and against all claims, losses, damages (including loss of profits and consequential damages awarded to a third party, if any, but excluding loss of profits and consequential damages otherwise suffered by the Indemnified Parties), expenses, judgments, costs and liabilities (including reasonable attorneys' fees and costs) incurred by the Indemnified Parties, or any of their respective Affiliates, arising from (1) any breach of the Indemnifying Party's, or any of its Affiliate's, representations or warranties under this Agreement or any of the Transaction Documents, or (2) all obligations or liabilities that result from or relate to the Initial Contributions that are not expressly assumed by the Company.


                                   ARTICLE 11
                              TRANSFER OF INTERESTS

         SECTION 11.1 TRANSFER OF INTERESTS.

                  (a) Without the consent of each Member Group and except as expressly provided in this Agreement, no Member may sell, assign, pledge or otherwise transfer all or any portion of its Membership Interest or Economic Interest (a "TRANSFER"). Any purported Transfer in violation of this ARTICLE 11 will be void.

                  (b) For purposes of this Section 11.1, but subject to Section 11.2, any sale, assignment, pledge or other transfer of any of the capital stock (or any other securities) of the Initial Class C Member by the Initial Class B Member will constitute a sale of a portion of the Initial Class B Member's Membership Interest.

         SECTION 11.2 PERMITTED TRANSFERS.

                  (a) A Transfer by a Member to its ultimate parent entity or to a wholly-owned direct or indirect subsidiary of its ultimate parent entity is permitted, except that the Initial Class B Member may not make such a Transfer until such ultimate parent company is changed pursuant to paragraph (b) below.

                  (b) The Initial Class B Member is expressly allowed to contribute all of the assets of its consulting division, "KPMG Consulting" to a newly created corporation, including the Initial Class B Member's Membership Interest in the Company, provided, however, that the Initial Class B Member must have caused, simultaneously with or prior to such contribution:

                  (1) all assets relating to the Initial Class B Member's participation in the Company, including but not limited to all products and services provided to or acquired from


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                  the Company and all intellectual property rights licensed to or licensed from the Company, to be simultaneously and irrevocably sold, assigned, and transferred to such newly created corporation;

                  (2) the Initial Class B Member and such newly created corporation to have executed and delivered an assignment and assumption agreement, reasonably satisfactory in form and content to the Company, by which the initial Class B Member will assign all rights under this Agreement and the Transaction Documents to which the Initial Class B Member is a party to such newly created corporation, and such newly created corporation will have assumed all liabilities and obligations under this Agreement and the Transaction Documents to which the Initial Class B Member is a party; and

                  (3) all shares of securities of the Initial Class C Member, beneficially held or held of record by the Initial Class B Member to be simultaneously and irrevocably sold, assigned and transferred to such newly-created corporation.

         Upon the satisfaction of the conditions set forth in the immediately preceding proviso, the Membership Interest of the Initial Class B Member will be transferred to such corporation and such corporation will be admitted to the Company as a substitute Member without further action by the Management Committee or the Members.

                  (c) Sales, transfers, assignments, or pledges of interests in a Member's ultimate parent company or of any intermediate parent company will not constitute sales, transfers, assignments, or pledges of any interest in the Company if, immediately following such event all assets relating to the Company and such Member's obligations to the Company, are owned or controlled by the resulting ultimate parent company of such Member.

         SECTION 11.3 RIGHTS OF ASSIGNEES. Until such time, if any, as a transferee of any permitted Transfer under Section 11.1 or Section 11.2 is admitted to the Company as a substitute Member, such transferee will be only a holder of an Economic Interest.

         SECTION 11.4 ACTIONS FOLLOWING TRANSFERS. Notwithstanding any other provision of this Agreement, the Company will not recognize any Transfer of an Economic Interest or Membership Interest unless all costs incurred by the Company to effect such Transfer have been paid by the transferor and there is filed with the Company a written and dated notification of such Transfer, in form and substance satisfactory to the Company, executed and acknowledged by the transferor and the transferee and such notification (i) contains the agreement by the transferee to be bound by all the terms and conditions of this Agreement and (ii) represents that such Transfer was made in accordance with all applicable securities Laws and regulations.


                                   ARTICLE 12
                             INITIAL PUBLIC OFFERING

         SECTION 12.1 APPROVAL OF QUALIFIED PUBLIC OFFERING. The Management Committee, subject to Section 5.3(f), must unanimously approve a Qualified Public Offering of the securities of the Company (or of a Resulting Corporation, as defined below). Such approval must include


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an approval of the Company's plan to effect the Qualified Public Offering, which plan must include a determination, based upon consultation with the Company's tax counsel as to the most tax-favored form of reorganization and with a proposed managing underwriter or underwriters for such Qualified Public Offering (including questions as to whether to contribute the assets of the Company, or their Membership Interests, to a Resulting Corporation).

         SECTION 12.2 CONVERSION TO CORPORATION. If the Company's plan to initiate a Qualified Public Offering requires that the Company be restructured into a corporation (the "RESULTING CORPORATION"), then, subject to the approval of the Management Committee pursuant to Section 5.3(f) and Section 12.1:

                  (a) the Resulting Corporation will be organized and incorporated under the Laws of the State of Delaware;

                  (b) subject to Section 12.4, the Certificate of Incorporation and Bylaws of the Resulting Corporation will include standard and customary provisions as will then be applicable to public corporations incorporated under the Laws of the State of Delaware, and such other provisions as will have been included in such plan or which may later be agreed upon by the Management Committee pursuant to Section 5.3(f); and

                  (c) the Members and the Company will negotiate in good faith with the intent of entering into a shareholders' agreement which will contain customary registration rights, rights of first offer, "drag along," and "tag along" rights, which each Initial Member will enjoy as long as their ownership percentages of the Company are in excess of thresholds to be specified therein.

         SECTION 12.3 CONSIDERATIONS REGARDING THE CLASS A MEMBER. Prior to a Qualified Public Offering, the Members will consult with each other and evaluate, in good faith, the viability under then-existing market conditions of any options available to the Members that would allow the Class A Member to retain the ability to consolidate the financial results of the Resulting Corporation with itself under GAAP which are proposed by the Class A Member and will cooperate with the Class A Member in implementing any reasonable mechanism which is proposed by the Class A Member.

         SECTION 12.4 EQUITY AND VOTING.

                  (a) Upon formation of the Resulting Corporation, the Members' Membership Interests will be converted into the outstanding shares of separate classes of stock, with an additional class of stock designated as shares to be sold to the public in a Qualified Public Offering. Subject to Section 12.3, the separate classes of stock of the Resulting Corporation will have equivalent rights and designations except for voting. The number of shares of the relevant class to be issued to each Member will be calculated to maintain the relative ownership ratio of the Members immediately preceding the formation of the Resulting Corporation with pro rata dilution for the number of shares to be sold to the public.


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                  (b) The voting rights will be allocated among the classes (1)
         to ensure, prior to the Qualified Public Offering, that each Member's rights with respect to its control over certain transactions and certain aspects of the management of the business (including the selection and appointment of Directors) will conform to the control each Member enjoyed over such items (including the selection and appointment of Managers) prior to such merger or other combination, and
         (2) to preserve, after the Qualified Public Offering, those of the Members' rights which explicitly survive the Qualified Public Offering, including the right to elect a certain number of directors of the Company, which number will be agreed to in good faith by the Members at the time of formation of the Resulting Corporation.

         SECTION 12.5 EFFECT OF OPERATING AGREEMENT.

         Upon a Qualified Public Offering, unless otherwise specified therein, the provisions of ARTICLE 6 and ARTICLE 7 will cease to have any effect.


                                   ARTICLE 13
            TERMINATION EVENTS, REMEDIES, DISSOLUTION AND WINDING UP

         SECTION 13.1 TERM.

                  (a) The Company will have a *** year term (the "TERM").

                  (b) Each Member agrees that the Company will expire upon the expiration of the Term, and its assets will then be distributed pursuant ARTICLE 14.

         SECTION 13.2 RELATIONSHIP OF CLASS B MEMBER AND CLASS C MEMBER.

         For purposes of this ARTICLE 13, a default or breach by, or an insolvency of, the Class B Member or the Class C Member will constitute a default or breach by, or an insolvency of (as applicable) the Member Group comprising the Class B Member and the Class C Member.

         SECTION 13.3 EARLY TERMINATION. The Company may be terminated prior to the end of the Term under the following circumstances:

                  (a) The election of the non-breaching Initial Member Group, upon the occurrence of a Tier I Event;

                  (b) The election of the non-breaching (or solvent) Member Group, upon the occurrence of a Tier II Event; or

                  (c) A Tier III Event; provided, however, that for a Tier III Event to occur, the Member Group which believes that one of the events listed in the definition of Tier III Event (except with respect to a Deadlock, which is not subject to this proviso) has occurred and determines that it may wish to exercise the remedies described in
         Section 13.7, below, will deliver written notice thereof to the other party and engage in good faith discussions for a 30 day period to determine if a reasonable alternative can be agreed to.


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         If, at the end of the 30 day period, the Member Groups have not agreed upon a reasonable alternative to such remedies, the Member Group that delivered the notice may proceed to exercise any remedies available to it.

         SECTION 13.4 BUY-OUT UPON A TIER I EVENT.

                  (a) Upon the occurrence of a Tier I Event, the non-breaching Member Group will have the right to cause each Member Group to choose one appraiser, and the two appraisers so chosen will jointly agree on a third appraiser.

                  (b) The three appraisers will each, within 30 days of their respective appointment, independently calculate the Fair-Market Value of the Company, and of each Member Group's Membership Interest(s). If the breaching Member Group does not appoint an appraiser within 30 days after the appointment of the non-breaching Member Group's appraiser, the non-breaching Member Group's appraiser will determine the Fair Market Value of the Company and of each Member Group's Membership Interest(s) and the purchase and sale procedure described in Section
         13.7 below will be based upon such appraiser's determination. If any appraiser presents his or her appraisal as a range of values, the mean of the upper and lower values of such range will constitute such appraiser's "appraisal" for purposes of this ARTICLE 13.

                  (c) Following such calculation, the non-breaching Member Group will have the right:

                  (1) to purchase the breaching Member Group's Membership Interest(s), for a cash price which is * * *% of the average of the two closest appraisals of the Fair Market Value of the breaching Member Group's Membership Interest(s), or

                  (2) to cause the breaching Member Group to purchase the non-breaching Member Group's Membership Interest(s), for a cash price which is * * *% of the average of the two closest appraisals of the Fair Market Value of the non-breaching Member Group's Membership Interest(s), or

                  (3) to terminate the purchase and sale process.

                  (d) The exercise of the above remedy for a Tier I Event is solely in the discretion of the non-breaching Member Group and the breaching Member Group will not have the right (1) to cause a buy-out or termination of the Company because of a failure of the non-breaching Member Group to cause the determination discussed above to be made, or
         (2) to initiate a transfer of Membership Interest(s)s by either Member Group after such a determination has been made.

         SECTION 13.5 BUY-OUT UPON A TIER II EVENT.

                  (a) Upon the occurrence of a Tier II Event, the non-breaching (and solvent) Member Group may make a written request of the breaching (or insolvent) Member Group directing the breaching (or insolvent) Member Group to calculate a cash price at which it would sell its Membership Interest(s) to the non-breaching (and solvent) Member


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         Group. The breaching (or insolvent) Member Group will provide the results of such calculation in a written notice delivered to the non-breaching (and solvent) Member Group within 30 days of the date of the written request.

                  (b) The non-breaching (and solvent) Member Group will have 30 days from the date of receipt of such notice to notify the breaching (or insolvent) Member Group of (i) its agreement to purchase the breaching (or insolvent) Member Group's Membership Interest(s) for the price indicated in such notice, (ii) if the other Member Group has breached but is solvent, its decision to sell its own Membership Interest(s) to the breaching Member Group, on the terms and conditions for the purchase of the breaching Member Group's Membership Interest(s) specified in the notice received from the breaching Member Group, except that if the Member Groups' Membership Interest(s)s are unequal, the price will be adjusted appropriately by the agreement of both Member Groups; provided, however, that if the Member Groups are unable to agree upon an appropriate adjustment, an appraisal of only the Fair Market Value of the premium or discount attributable to the difference in equity ownership levels will be carried out at the election of either Member Group pursuant to the procedure set forth in Section 13.4(b).

                  (c) The exercise of the above remedy for a Tier II Event is solely in the discretion of the non-breaching (and solvent) Member Group and the breaching (or insolvent) Member Group will not have the right to cause a purchase or sale of any Membership Interest(s)s or a termination of the Company because of a failure of the non-breaching (and solvent) Member Group to cause the determination discussed above to be made, or to initiate a purchase and sale of a Membership Interest(s) by either Member Group after such a determination has been made.

         SECTION 13.6 BUY-OUT UPON A TIER III EVENT.

                  (a) Upon the occurrence of a Tier III Event (except for a change in applicable Law requiring a Member Group to dispose of or transfer any equity interest in the Company without respecting the approval rights of the other Member Group provided herein):

                  (1) Either Member Group may give written notice to the other Member Group of its intent to purchase all, but not less than all, of such other Member Group's Membership Interest(s) for a cash price and on the other terms and conditions specified in its notice (the "OFFERING NOTICE").

                  (2) Such other Member Group will have 30 days from the date of such notice to notify the offering Member Group of (i) its agreement to sell its Membership Interest(s) to the offering Member Group for a cash price and on the other terms and conditions specified in its notice, or (ii) its desire to purchase the offering Member Group's Membership Interest(s), on the terms and conditions specified in the Offering Notice, except that if the Member Groups' interests are unequal, the price will be adjusted appropriately by the agreement of both Member Groups; provided, however, that if the Member Groups are unable to agree upon an


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                  appropriate adjustment, an appraisal of only the Fair Market
                  Value of the premium or discount attributable to the difference in equity ownership levels will be carried out at the election of either Member Group pursuant to the procedure set forth in Section 13.4(b). Failure to respond to the offering Member Group's original notice within the 30-day period will be deemed an election to sell.

                  (b) Upon the occurrence of a Tier III Event caused by a change in applicable Law requiring a Member Group to dispose of or transfer any portion of its Membership Interest(s) without respecting the approval rights of the other Member Group provided herein, the Member Group which is not required to sell its Membership Interest(s) will have a right of first refusal to purchase the interest of the other Member Group in the Company as follows:

                  (1) If the selling Member Group has received a bona fide third-party offer for the purchase of its Membership Interest(s), the selling Member Group will send a written notice thereof to the other Member Group and the Company, setting forth in reasonable detail the terms and conditions of the offer to purchase the selling Member Group's Membership Interest(s), and the identity of the proposed purchaser. The other Member Group will have the right of first refusal to purchase all, but not less than all, of such selling Member Group's Membership Interest(s) on the same terms and conditions of the offer described in the notice sent by such selling Member Group.

                  (2) Such right of first refusal will terminate as to such proposed sale unless, within thirty days after the selling Member Group gave its notice, the selling Member Group has received a notice from the other Member Group of its intent to purchase such offered Membership Interest(s). If no such notice is delivered by the other Member Group within such period, the selling Member Group will be free for a period of ninety days thereafter, to consummate the proposed sale to the identified third party or to any other third party, subject to the approval of the identity of such third party by the other Member Group, which approval will not be unreasonably withheld, in each case, on terms and conditions no less favorable to the selling Member Group than those set forth in the aforesaid notice.

         SECTION 13.7 BUY/SELL PROCEDURE.

                  (a) The closing (the "CLOSING") of a purchase and sale transaction under this ARTICLE 13 will be held on the 90th day after the price is determined as set forth for each event described above, the last appraisal is completed and the results thereof are furnished to the Member Groups (the "CLOSING DATE").

                  (b) At the Closing,

                  (1) the Member Group selling its Membership Interest(s) (the "SELLER") will deliver to the Member Group purchasing the Seller's Membership Interest(s) (the "BUYER") a duly executed assignment of its Membership Interest(s) and will also, upon the request of the Buyer, concurrently therewith (or at any time and from


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                  time to time thereafter) execute and deliver such other
                  documents and records as the Buyer determines are reasonably necessary or desirable to conclude the Closing;

                  (2) the Buyer will deliver to the Seller cash in the full amount of the purchase price (or, in the case of a purchase and sale pursuant to Section 13.4, cash in the amount of at least ***% of the amount of the purchase price and an executed note for the remainder of the purchase price due payable in equal quarterly installments of principal with accrued interest, and bearing interest at the rate per annum of *** basis points above the referenced rate of the Bank of America as in effect on the date of such sale, secured by the non-breaching Member Group's Membership Interest(s), along with such other security documents (including without limitation a UCC-1 financing statement), each in a form reasonably acceptable to the other Member Group); and

                  (3) if the Seller's Membership Interest(s) is subject to any Encumbrance, the same will constitute a default and the Buyer may elect (i) to cause the purchase price (or a portion thereof) to be applied to discharge such Encumbrance, (ii) to take the Seller's Membership Interest(s) subject to such lien, claim or Encumbrance and to reduce the purchase price otherwise payable to the Seller by the amount of such Encumbrance, or (iii) to terminate the purchase and sale proceedings under this Section 13.7 because of the existence of such Encumbrance and in such event pursue any and all remedies available at Law and equity.

                  (c) Notwithstanding anything in this Agreement to the contrary, the Buyer will be entitled to designate any Affiliate or third party to be the transferee of all or any portion of the Seller's Membership Interest(s), or to obtain financing from any third party with respect to such purchase, provided that, except in the case of a purchase and sale pursuant to Section 13.4, the foregoing will not delay the Closing of any sale and purchase transaction contemplated by this Article. The reasonable costs of the Closing will be divided equally between the Buyer and the Seller (except in the case of a purchase and sale pursuant to Section 13.4, in which case the full reasonable costs of the Closing will be paid by Seller), provided that each of Buyer and Seller will bear its own attorneys' fees and costs.


                                   ARTICLE 14
                                   DISSOLUTION

         SECTION 14.1 EVENTS OF DISSOLUTION. The Company will be dissolved, its assets will be disposed of, and its affairs wound up upon the first to occur of the following:

                  (a) the expiration of the Term of this Agreement;

                  (b) the entry of a decree of judicial dissolution pursuant to the Act;

                  (c) the unanimous decision of the Management Committee;


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                  (d) the sale of all or substantially all of the assets of the
         Company; and

                  (e) an election by the Management Committee to dissolve pursuant to Exhibit E-2.

         SECTION 14.2 CERTIFICATE OF DISSOLUTION. As soon as possible following the occurrence of any of the events specified in Section 14.1, the Management Committee will cause to be executed, or if the event causing dissolution is that specified in Section 14.1(b), the Member overseeing the winding up of the Company's affairs pursuant to Section 14.3 will execute a Certificate of Dissolution in such form as will be prescribed by the Delaware Secretary of State and file the Certificate as required by the Act.

         SECTION 14.3 WINDING UP. Upon the occurrence of any event specified in
ARTICLE 14, the Company will continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors. The Management Committee will be responsible for overseeing the winding up and liquidation of the Company, will take full account of the liabilities of the Company and its assets, will either cause its assets to be sold or distributed, and if sold as promptly as is consistent with obtaining the Fair Market Value thereof, will cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Section 14.4. The Person(s) winding up the affairs of the Company will give written notice of the commencement of winding up by mail to all known creditors and claimants whose addresses appear on the records of the Company. The Person(s) winding up the affairs of the Company will be entitled to reasonable compensation for such services.

         SECTION 14.4 PAYMENT OF LIABILITIES AND LIQUIDATING DISTRIBUTIONS UPON DISSOLUTION. After determining that all known debts and liabilities of the Company in the process of winding up, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets will be distributed to the Members in accordance with Section 14.5.

         SECTION 14.5 DISTRIBUTION OF ASSETS TO MEMBERS. The remaining assets of the Company will be divided among the Members in accordance with Exhibit D; provided, however, that each Member will have the right to direct that the aggregate dollar value of the Company's assets to which it is entitled be first directed to the distribution to such Member of the assets which constituted part of its Initial Contributions, up to the aggregate dollar value of the Company's assets to which it is entitled.

         SECTION 14.6 COOPERATION AT END OF TERM. In conjunction with the expiration of the Term of the Company, the Members will continue to cooperate with each other in all matters related to the winding-up or the dissolution of the Company, and to provide all assistance reasonably requested by any other Member.

         SECTION 14.7 DEFENSE. Following any expiration or termination of the Company, the Members will continue to cooperate with each other in all matters related to the defense of all rights and property (including intellectual property) in which the Company holds or held an interest.


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         SECTION 14.8 CERTIFICATE OF CANCELLATION. The Person(s) who filed the
Certificate of Dissolution will cause to be filed in the office of, and on a form prescribed by, the Delaware Secretary of State, a certificate of cancellation of the Certificate of Formation upon the completion of the winding up of the affairs of the Company.


                                   ARTICLE 15
                   REPRESENTATIONS, WARRANTIES, AND COVENANTS

         SECTION 15.1 INITIAL CLASS A MEMBER. The Initial Class A Member represents and warrants as follows:

                  (a) it is a corporation organized and in good standing under the Laws of the state of Delaware, and is duly qualified to do business in any jurisdiction in which such qualification is required other than any jurisdiction in which a failure to qualify by the Initial Class A Member would not be expected to have a material adverse effect on the Initial Class A Member's ability to perform its obligations under this Agreement and the Transaction Documents to which it is a party and consummate the transactions contemplated hereby and thereby;

                  (b) it has full corporate power and authority to execute, deliver and perform this Agreement and the Transaction Documents to which it is a party;

                  (c) the execution, delivery and performance of this Agreement (including, without limitation, the making of its Initial Contributions) and the Transaction Documents to which it is a party by the Initial Class A Member has been duly authorized by all necessary corporate action;

                  (d) this Agreement and each of the Transaction Documents to which it is a party has been (or, when delivered, will be) duly executed and delivered and constitute (or, when delivered, constitute) the legally valid and binding obligations of the Initial Class A Member, enforceable against the Initial Class A Member in accordance with their respective terms; and

                  (e) the execution, delivery and performance of this Agreement (including, without limitation, when required hereunder, the making of its Initial Contributions) and the Transaction Documents to which it is a party by the Initial Class A Member, and the consummation of the transactions contemplated hereby and thereby do not conflict with (or, when delivered, will not conflict with) in any material way or result in a breach, acceleration, or default under:

                  (1) the certificate of incorporation or bylaws of the Initial Class A Member, or

                  (2) any contract or agreement (or any provision thereof) to which the Initial Class A Member is a party, except for contracts and agreements, the violation of which would not be expected to have a material adverse effect on the Initial Class A Member's ability to perform its obligations under this Agreement and the


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                  Transaction Documents to which it is a party and consummate the transactions contemplated hereby and thereby, or

                  (3) any material Law to which such Initial Member or any of its properties are subject.

         SECTION 15.2 INITIAL CLASS B MEMBER AND INITIAL CLASS C MEMBER. The Initial Class B Member with respect to itself, and jointly and severally with the Initial Class C Member with respect to the Initial Class C Member, represent, warrant, and covenant as follows:

                  (a) the Initial Class B Member is a limited liability partnership organized and in good standing under the Laws of the State of Delaware, the Initial Class C Member is a corporation organized and in good standing under the Laws of the State of California, and each of them is duly qualified to do business in any jurisdiction in which such qualification is required other than any jurisdiction in which a failure to qualify by the Initial Class B Member or Initial Class C Member would not be expected to have a material adverse effect on either such Initial Member's ability to perform its obligations under this Agreement and the Transaction Documents to which it is a party or consummate the transactions contemplated hereby and thereby;

                  (b) each of the Initial Class B Member and the Initial Class C Member has full power and authority to execute, deliver and perform this Agreement and the Transaction Documents to which it is a party;

                  (c) the execution, delivery and performance of this Agreement (including, without limitation, the making of its respective Initial Contributions) and the Transaction Documents to which it is a party by each of the Initial Class B Member and the Initial Class C Member and has been duly authorized by all necessary action on the part of such Initial Member;

                  (d) this Agreement and each of the Transaction Documents to which it is a party has been (or, when delivered, will be) duly executed and delivered and constitutes (or, when delivered, will constitute) the legally valid and binding obligations of the Initial Class B Member and the Initial Class C Member, enforceable against each of the Initial Class B Member and the Initial Class C Member in accordance with their respective terms;

                  (e) the execution, delivery and performance of this Agreement (including, without limitation, when required hereunder, the making of its respective Initial Contributions) and the Transaction Documents to which it is a party by each of the Initial Class B Member and the Initial Class C Member, and the consummation of the transactions contemplated hereby and thereby do not conflict with (or, when delivered, will not conflict with) in any material way or result in a breach, acceleration, or default under:

                  (1) the limited liability partnership agreement, certificate of limited partnership, or other charter documents of the Initial Class B Member,

                  (2) the articles of incorporation or bylaws of the Initial Class C Member,


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                  (3) any contract or agreement (or any provision thereof) to which the Initial Class B Member or the Initial Class C Member is a party, except for contracts and agreements, the violation of which would not be expected to have a material adverse effect on the Initial Class B Member's or the Initial Class C Member's ability to perform its respective obligations under this Agreement and consummate the transactions contemplated hereby and thereby, or

                  (4) any material Law to which such Initial Members or any of their respective properties are subject;

                  (f) the execution, delivery and performance of this Agreement (including, without limitation, when required hereunder, the making of its respective Initial Contributions) and the Transaction documents to which it is a party by each of the Initial Class B Member and the Initial Class C Member and the consummation of the transactions contemplated hereby do not (or, when delivered, will not) conflict with any Laws, regulations, or Orders that are applicable to the Initial Class B Member or the Initial Class C Member or to the assets which constitute either such Initial Member's Initial Contributions, except for Laws, regulations, or Orders, the violation of which would not be expected to have a material adverse effect on the Initial Class B Member's or the Initial Class C Member's ability to perform its respective obligations under this Agreement or the Transaction Documents to which it is a party and consummate the transactions contemplated hereby and thereby;

                  (g) the Initial Class B Member is the sole legal and beneficial owner of all voting securities of the Initial Class C Member;

                  (h) to the best knowledge of each of the Initial Class B Member and the Initial Class C Member, its respective Initial Contributions and its respective loan of certain employees pursuant to each such Initial Member's Employee Loan-Out Agreement represent all of its respective assets that are necessary to engage in or that are directly related to the Business;

                  (i) all of the outstanding equity securities and other securities of the Initial Class C Member are owned of record and beneficially by the Initial Class B Member (except for shares of common stock which do not enable the holders thereof to cast votes on any matters placed before the shareholders), free and clear of all Encumbrances; all of the outstanding equity securities of the Initial Class C Member have been duly authorized and validly issued and are fully paid and nonassessable; and there are no agreements, contracts, obligations, promises or undertakings that are legally binding relating to the issuance, sale or transfer of any equity securities or other securities of the Initial Class C Member (except for agreements or contracts with the Initial Class B Member);

                  (j) on or after the date hereof, the Class C Member will not issue any securities (whether classified as equity or debt securities);

                  (k) each of the contracts and agreements listed on Exhibit A-2, or Exhibit A-3, as applicable, is in full force and effect and no default, event of default, or similar event


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         has occurred and is continuing, or could reasonably be expected to occur as a result of the assignment to the Company on the date set forth for such assignment herein or on any Exhibit hereto of any such contract or agreement; and

                  (l) all computer software listed on Exhibit A-2 or Exhibit A-3, as applicable, as part of the Initial Class B Member's or the Initial Class C Member's Initial Contributions which is proprietary to such Initial Member and is licensed to the Company by such Initial Member does and will (i) handle date information before, during and after January 1, 2000, including, but not limited to, accepting date input, providing date output, and performing calculations on dates or portions of dates; (ii) function accurately and without interruption before, during, and after January 1, 2000, without any change in operations associated with the advent of the new century, (iii) respond to two-digit year-date input in a way that resolves ambiguity as to century in a disclosed, defined and predetermined manner, and (iv) store and provide output of date information in ways that are unambiguous as to century.

         SECTION 15.3 EACH INITIAL MEMBER. Each Initial Member represents and warrants with respect to itself as follows (provided, that representations and warranties with respect to the Initial Class C Member are made jointly and severally by the Initial Class B Member and the Initial Class C Member):

                  (a) no action, proceeding, or investigation is pending or, to the knowledge of such Initial Member threatened against such Initial Member, in any court, government department, commission, board, agency, or instrumentality relating to this Agreement or any Transaction Document to which it is a party, any of the assets constituting its Initial Contributions, or the transactions contemplated hereby and thereby. Further, such Initial Member is not aware of any basis for any action, proceeding, or investigation that would in any manner affect such Initial Member's ability to transfer or assign the assets and licenses constituting its Initial Contributions to the Company free and clear of any Encumbrances other than mechanics, materialmen's and similar liens, liens for taxes not yet due and payable and liens securing rental payments under capital lease arrangements to be assigned hereunder;

                  (b) such Initial Member has good and marketable title to each of the assets and licenses and other agreements and contracts constituting its Initial Contributions, free and clear of all Encumbrances other than mechanics, materialmen's and similar liens, liens for taxes not yet due and payable and liens securing rental payments under capital lease arrangements to be assigned hereunder except (i) for obligations accruing under contributed contracts and licenses after the date hereof, and (ii) as indicated on Exhibit A-1, Exhibit A-2 or Exhibit A-3, as applicable;

                  (c) such Initial Member is not a party to, and no other Person is a party to, any written or oral contract with any labor union or other collective bargaining entity relating to the employment of any of the of the individuals listed on Exhibit B-1, Exhibit B-2 or Exhibit B-3, as applicable, and none of such individuals is represented by a labor union or other collective bargaining entity for purposes of collective bargaining;


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                  (d) such Initial Member is not a party to, and no other Person is a party to, any written or oral contract relating to the employment of any of the individuals listed on Exhibit B-1, Exhibit B-2 or Exhibit B-3 (except for agreements substantially in the form of those attached as Schedule 15.3), and no Member will enter into any written or oral contract with any such individual respecting such individual's employment during the Term without the written consent of the Management Committee;

                  (e) no Member will take, or omit to take any action, the effect of which would impair the Company's access to the services of the individuals listed on Exhibit B-1, Exhibit B-2 or Exhibit B-3;

                  (f) there are no authorization, consents, Orders, permits, licenses, or approvals of, or declarations, registrations or filings with, any governmental or regulatory authority or any other person required by such Initial Member or the Company in connection with the valid execution, delivery or performance by such Initial Member of this Agreement or the Transaction Documents to which it is a party or the consummation of the transactions consummated hereby and thereby, except where the failure to obtain or make any of the foregoing would not have a Material Adverse Effect on the Company or on any Member's ability to perform its obligation hereunder and thereunder; and

                  (g) there are no pending or, to the knowledge of such Initial Member, threatened claims against such Initial Member or any other Person alleging that any of the assets, software, processes, Templates, or other intellectual property listed on Exhibit A-2 or Exhibit A-3, as applicable, as part of such Initial Member's Initial Contributions infringe or conflict with the rights of others, including rights under patents, trademarks, copyrights, tradenames, service marks, licenses and rights with respect to the foregoing necessary for the operation of the business as now conducted, and the use of such assets, software, processes, Templates, or other intellectual property will not infringe the rights of any third Person.

         SECTION 15.4 EMPLOYEES.

                  (a) The Initial Class B Member represents and warrants as follows:

                  (1) Except as provided in the Employee Loan-Out Agreement entered into in accordance with Section 2.3(b), the Company will not be subject to any obligations or liabilities, whether imposed by contract, applicable Law or otherwise, with respect to any Employee Plan or Benefit Arrangement covering any employee listed on Exhibit B-2 or Exhibit B-3 or with respect to the compensation or pay of such employee for any period before the employee is transferred to the Company.

                  (2) No employee listed on Exhibit B-2 or Exhibit B-3 will be entitled to any severance or similar benefit solely as a result of the transactions contemplated by this Agreement or the Transaction Documents or by the termination of his or her employment with the Class B Member.


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                  (b) No provision of this Section 15.4 shall create any
         third-party beneficiary rights in any employee of any Member or of the Company (including any beneficiary or dependent thereof).


                                   ARTICLE 16
                               DISPUTE RESOLUTION

         SECTION 16.1 DISPUTE RESOLUTION PROCESS. Any dispute arising out of or relating to this Agreement will be resolved in accordance with the procedures specified in this Section 16.1, which will be the sole and exclusive procedures for the resolution of any such disputes, except for (x) the right to proceed against a defaulting Member at law or in equity pursuant to Section 13.7(b)(3). The Members intend that these provisions will be valid, binding, enforceable and irrevocable. This Section 16.1 will survive any termination of this Agreement.

                  (a) The Members will promptly notify each other in writing of any dispute arising out of or relating to this Agreement. The Members will attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy. All reasonable requests for information made by one Member to the other will be honored. All negotiations pursuant to this clause are confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

                  (b) If any such dispute remains unresolved within 30 days of original notice thereof, the Members will endeavor to resolve any dispute arising out of or relating to this agreement by mediation under the CPR Mediation Procedure for Business Disputes. Unless the Members agree otherwise, the mediator will be selected from the CPR Panel of Neutrals with notification to the CPR Institute for Dispute Resolution.

                  (c) Any controversy or claim arising out of or relating to this contract or the breach, termination or validity thereof, which remains unresolved 45 days after appointment of a mediator (except for the failure of the Managers appointed by a Member to consent to a Unanimous Consent Item approved by each of the Managers appointed by the other Member, which, if such dispute remains unresolved 45 days after the appointment of a mediator, will allow either the Class A Member or the Class B Member to declare a Deadlock if the other conditions contained in the definition thereof are met), will be settled by arbitration by the majority decision of at least two members of a three-member arbitration tribunal in accordance with the CPR Non-Administered Arbitration Rules; provided, however, that if any Member will not participate in a non-binding procedure described above, the other may initiate binding arbitration before expiration of the above period. The Class A Member and the Class B Member will each choose one arbitrator from the CPR Panels of Distinguished Neutrals, and the two arbitrators so chosen will choose the third arbitrator. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Section 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration will be Denver, Colorado.


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                  (d) Except as expressly provided below, the arbitrator is not empowered to award damages in excess of compensatory damages and each Member hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration. The arbitrator will have the authority to include, as an item of damages, the reasonable costs of arbitration, including legal fees and expenses, incurred by the prevailing Member and to apportion such costs among the Members on a claim by claim basis as such Member prevails thereon. For purposes of the foregoing, the "prevailing Member" will mean the Member whose final settlement offer (or other position or monetary claim) prior to the start of arbitration is closest to the judgment awarded by the arbitrator, regardless of whether such judgment is entered into in favor of or against such Member.

                  (e) The statute of limitations of the State of Colorado applicable to the commencement of a lawsuit will apply to the commencement of an arbitration hereunder, except that no defenses will be available based upon the passage of time during any negotiation or mediation called for by the preceding paragraphs of this Section.

                  (f) All negotiations pursuant to this Section 16.1 are confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

                  (g) Each Member agrees that service by registered or certified mail, return receipt requested, delivered to such Member at the notice address provided herein, will be deemed in every respect effective service of process upon such person for all purposes of these provisions relating to mediation and arbitration. Each Member irrevocably submits to the jurisdiction of the courts of the State of Colorado and to any federal court located within such state for the purpose of any action or judgment with respect to this Agreement, regardless of where any alleged breach or other action, omission, fact or occurrence giving rise thereto occurred. Each Member hereby irrevocably waives any claim that any action or proceeding brought in Colorado has been brought in any inconvenient forum.

                  (h) The Members will negotiate in good faith and agree on such further or modified arbitration provisions as are reasonably necessary for awards and other judgments resulting from the provisions set forth above to be recognized and enforceable in other jurisdictions.

         SECTION 16.2 DISPUTE RESOLUTION SCOPE. Actions within the scope of the Management Committee's authority taken in accordance with the procedures required by this Agreement that are not Unanimous Consent Items will not be subject to the dispute resolution procedure set forth in Section 16.1, above, notwithstanding any Member's objection to such actions. However, the determination of whether an action was taken in accordance with the required procedures or was properly classified as a Unanimous Consent Item for which the required vote was not obtained is subject to the dispute resolution procedure set forth in Section 16.1, above.


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                                   ARTICLE 17
                                 MEMBER MEETINGS

         SECTION 17.1 MEMBERS' MEETINGS.

                  (a) DATE, TIME AND PLACE OF MEETINGS OF MEMBERS; SECRETARY. Meetings of Members may be held at such date, time and place within or without the State of Delaware as the Management Committee may fix from time to time. No annual or regular meetings of Members is required. At any Members' meeting, the Management Committee will appoint a person to preside at the meeting and a person to act as secretary of the meeting. The secretary of the meeting will prepare minutes of the meeting, which will be placed in the minute books of the Company.

                  (b) POWER TO CALL MEETINGS. Unless otherwise prescribed by the Act or by the Certificate of Formation, meetings of the Members may be called upon written demand of Members holding more than twenty percent (20%) of the Percentage Interest of the Membership Interests of the Company for the purpose of addressing any matters on which the Members may vote.

                  (c) NOTICE OF MEETINGS.

                  (1) Upon written request to the Management Committee by any Person entitled to call a meeting of Members, the Management Committee will cause written notice to be given to the Members entitled to vote that a meeting will be held at a time requested by the Person calling the meeting, not less than ten days nor more than sixty days after the receipt of such request. If the notice is not given within twenty days after the receipt of the request, the Person entitled to call the meeting may give the notice.

                  (2) Written notice of a meeting of Members will be sent or otherwise given to each Member in accordance with Section 17.1(d) not less than ten nor more than sixty days before the date of such meeting. Such notice will specify the place, date and time of the meeting and the general nature of the business to be transacted. No other business may be transacted at this meeting unless all Members agree to transact such other business.

                  (d) MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

                  (1) Notice of any meeting of Members will be given either personally, by nationally-recognized overnight courier, by a confirmed facsimile, or by certified mail, addressed to each Member at the address or facsimile number of such Member appearing on the books of the Company or given by such Member to the Company for the purpose of notice. If no such address appears on the Company's books or is given, notice will be deemed to have been given if addressed to such Member and sent to the Company's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




                  located. Notice will be deemed to have been given at the time when delivered personally, entrusted to a courier, transmitted, or deposited in the mail.

                  (2) If any notice addressed to a Member at the address of such Member appearing on the books of the Company is returned to the Company by a nationally-recognized overnight courier, or by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the Member at that address, all future notices or reports will be deemed to have been duly given without further mailing if these are available to the Member on written demand of the Member at the principal executive office of the Company for a period of one year from the date of the giving of the notice. An affidavit of the mailing or other means of giving any notice of any meeting will be executed by the Management Committee or any secretary, assistant secretary, or any transfer agent of the Company giving the notice, and will be filed and maintained in the minute book of the Company.

                  (e) VALIDITY OF ACTION. Any action approved at a meeting, other than by unanimous approval of those entitled to vote, will be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

                  (f) QUORUM. The presence in person or by proxy of a Majority in Interest will constitute a quorum at a meeting of Members. The Members present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the loss of a quorum, if any action taken after loss of a quorum (other than adjournment) is approved by at least a Majority in Interest of the Members entitled to vote thereon.

                  (g) ADJOURNED MEETING. Any Members' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the Membership Interests represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in
         Section 17.1(f). When any meeting of Members is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is subsequently fixed, or unless the adjournment is for more than forty-five days from the date set for the original meeting, in which case the Management Committee will set a new record date. At any adjourned meeting the Company may transact any business that might have been transacted at the original meeting.

                  (h) WAIVER OF NOTICE OR CONSENT.

                  (1) The actions taken at any meeting of Members, however called and noticed and wherever held, have the same validity as if taken at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the Members entitled to vote who was not present in person or by proxy, signs a written waiver of notice or consents to

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




                  the holding of the meeting or approves the minutes of the meeting. All such waivers, consents or approvals will be filed with the Company records or made a part of the minutes of the meeting.

                  (2) Attendance of a person at a meeting will constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting. Neither the business to be transacted nor the purpose of any meeting of Members need be specified in any written waiver of notice except as provided in Section 17.1(e).

                  (i) ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

                  (1) Any action that may be taken at a meeting of Members may be taken without a meeting, if a consent in writing setting forth the action so taken, is signed and delivered to the Company within sixty days of the record date for that action by Members having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Members entitled to vote on that action at a meeting were present and voted. All such consents will be filed with the Management Committee or the secretary, if any, of the Company and will be maintained in the Company records. Any Member giving a written consent, or the Member's proxy holders, may revoke the consent by a writing received by the Management Committee or secretary, if any, of the Company before written consents of the number of votes required to authorize the proposed action have been filed.

                  (2) Unless the consents of all Members entitled to vote have been solicited in writing, (i) notice of any Member approval of an amendment to the Certificate of Formation or this Agreement, a dissolution of the Company, or a merger of the Company, without a meeting by less than unanimous written consent, will be given at least ten days before the consummation of the action authorized by such approval, and
                  (ii) prompt notice will be given of the taking of any other action approved by Members without a meeting by less than unanimous written consent, to those Members entitled to vote who have not consented in writing.

                  (j) TELEPHONIC PARTICIPATION BY MEMBER AT MEETINGS. Members may participate in any Members' meeting through the use of any means of conference telephones or similar communications equipment as long as all Members participating can hear one another. A Member so participating is deemed to be present in person at the meeting.

                  (k) RECORD DATE.

                  (1) To enable the Company to determine the Members of record entitled to notices of any meeting or to vote, or entitled to receive any distribution or to exercise any rights in respect of any distribution or to exercise any rights in respect of any other

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




                  lawful action, the Management Committee may fix, in advance, a record date that is not more than sixty days nor less than ten days prior to the date of the meeting and not more than sixty days prior to any other action.

                  (2) If no record date is fixed, the record date for determining Members entitled to notice of or to vote at a meeting of Members will be at the close of business on the Business Day next preceding the day on which notice is given or, if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held. The record date for determining Members entitled to give consent to Company action in writing without a meeting will be the day on which the first written consent is given. The record date for determining Members for any other purpose will be at the close of business on the day on which the Managers adopt the resolution relating thereto, or the 60th day prior to the date of the other action, whichever is later.

                  (3) The determination of Members of record entitled to notice of or to vote at a meeting of Members will apply to any adjournment of the meeting unless the Members who called the meeting fix a new record date for the adjourned meeting, but the Members who called the meeting will fix a new record date if the meeting is adjourned for more than forty-five days from the date set for the original meeting.

                  (l) PROXIES. Every Member entitled to vote on any matter will have the right to do so either in person or by one or more agents authorized by a written proxy signed by the Member and filed with the Management Committee or the secretary, if any, of the Company. A proxy will be deemed signed if the Member's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission or otherwise) by the Member or the Member's attorney in fact. A proxy may be transmitted by an oral telephonic transmission if it is submitted with information from which it may be determined that the proxy was authorized by the Member or the Member's attorney in fact. A validly executed proxy that does not state that it is irrevocable will continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Company stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or
         (ii) written notice of the death or incapacity of the maker of that proxy is received by the Company before the vote pursuant to that proxy is counted; provided, however, that no proxy will be valid after the expiration of eleven months from the date of the proxy, unless otherwise provided in the proxy.


                                   ARTICLE 18
                    ACCOUNTING, RECORDS, REPORTING BY MEMBERS

         SECTION 18.1 DEPOSITS. All funds of the Company will be deposited from time to time to the credit of the Company in such banks or other depositories as the Management Committee may select.

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




         SECTION 18.2 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, and all notes or other evidences of indebtedness issued in the name of the Company will be signed by an officer or officers authorized to do so under Section 5.4(d).

         SECTION 18.3 ACCOUNTS. The Management Committee will maintain or cause to be maintained books and records of account relating to the assets and income of the Company and the payment of expenses of, and liabilities or claims against or assumed by, the Company in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof and to comply with applicable provisions of law.

         SECTION 18.4 ACCOUNTING. The Company will use the accrual method of accounting in preparing its books and records of account and for tax purposes. All books and records of account of the Company will be maintained and reported based upon generally accepted accounting principles.

         SECTION 18.5 BOOKS AND RECORDS. The books and records of the Company will reflect all the Company transactions and will be appropriate and adequate for the Company's business. The Company will maintain the Company's books and records at its principal office.

         SECTION 18.6 RIGHT OF INSPECTION. A Member will have the right to examine, at any reasonable time for any purpose, the minutes and records of the Management Committee and/or the Management Committee and the books and records of account of the Company, and to make copies thereof. Upon the written request of any Member of the Company, the Company will cause to be mailed to such Member the most recent financial statements of the Company, showing in reasonable detail its assets and liabilities and the results of its operations. Such inspection may be made by any agent or duly appointed attorney of the Member making such request.

         SECTION 18.7 REPORTS. Beginning with the third fiscal quarter of the 1999 Fiscal Year, within 45 days after the end of each Fiscal Year and within 20 days after the end of each of the first 3 fiscal quarters of each Fiscal Year, the Chief Financial Officer will cause each Member and each Manager to be furnished with a copy of the balance sheet of the Company as of the last day of the applicable period, a statement of income or loss for the Company for such period and a statement of the Company's Cash Flow for such period. Annual statements furnished pursuant to the preceding sentence will also include a statement of the Members' Capital Accounts and changes therein for such Fiscal Year.


                                   ARTICLE 19
                                  MISCELLANEOUS

         SECTION 19.1 COMPLETE AGREEMENT. This Agreement and the Certificate of Formation constitute the complete and exclusive statement of agreement among the Members with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among the Members or any of them. No representation, statement, condition or warranty not contained in this Agreement or the Certificate of Formation will be binding on the Members or have any force or effect whatsoever. To the extent that any

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




provision of the Certificate of Formation conflicts with any provision of this Agreement, the Certificate of Formation will control.

         SECTION 19.2 PRONOUNS; STATUTORY REFERENCES. Unless the context otherwise requires: (a) a term has the meaning assigned to it; (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (c) "or" is not exclusive; (d) words in the singular include the plural, and words in the plural include the singular; (e) "amended," with reference to a law, statute, rule or regulation, is deemed to be followed by "from time to time"; (f) "herein," "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, subsection, paragraph, clause, or other subdivision; (g) all references to "Appendix,' "clause," "Exhibits," "Section," "subsection," "paragraph" or "Article" refer to the particular Appendices, clauses, Exhibits, Sections, subsections, paragraphs or Articles in or attached to this Agreement; (h) "desirable" includes "necessary," "advisable" and "appropriate"; and (i) "including" or "includes," when following any general provision, sentence, clause, statement, term or matter, will be deemed to be followed by ", but not limited to," and ",but is not limited to," respectively.

         SECTION 19.3 REFERENCES TO THIS AGREEMENT. Numbered articles and sections herein contained refer to articles and sections of this Agreement unless otherwise expressly stated. All Article, Section, subsection or paragraph titles or other captions in this Agreement are for convenience only, are not part of this Agreement and in no way define, limit, extend or describe the scope or intent of any of its provisions.

         SECTION 19.4 GOVERNING LAW. This Agreement will be governed by, construed under and interpreted in accordance with the internal Laws of the State of Delaware without regard to its conflicts of laws principles.

         SECTION 19.5 JURISDICTION. Each Member hereby consents to the exclusive jurisdiction of the state and federal courts sitting in Colorado in any action on a claim arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement. Each Member further agrees that personal jurisdiction over him may be effected by service of process by registered or certified mail addressed as provided in Section 15.11 of this Agreement, and that when so made will be as if served upon him personally within the State of Colorado.

         SECTION 19.6 SUCCESSORS AND ASSIGNMENTS. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No assignment of the Agreement by any Member will relieve the assigning Member of its liability hereunder absent the written consent of each other Members.

         SECTION 19.7 AMENDMENTS. All amendments to this Agreement will be in writing and signed by all of the Members.

         SECTION 19.8 EXHIBITS. All Exhibits attached to this Agreement are incorporated and will be treated as if set forth herein.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




         SECTION 19.9 SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstance will be held invalid, the remainder of this Agreement will not be affected thereby so long as such remainder continues to have the economic effect intended by this Agreement.

         SECTION 19.10 ADDITIONAL DOCUMENTS AND ACTS. Each Member agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

         SECTION 19.11 NOTICES. All notices or elections required or permitted hereunder will be in writing and will be delivered in person by telecopy, telex or equivalent form of written telecommunication, or sent by certified or registered mail, return receipt requested, postage prepaid, to the address set forth by each Member on Exhibit C hereto or such other party and/or address as any of such parties may designate in a written notice served upon the other parties in the manner provided for herein. All notices required or permitted hereunder will be deemed duly given and received on the date of delivery, if delivered in person or by telex, telecopy or other written telecommunications or on the seventh day next succeeding the date of mailing if sent by certified or registered mail.

         SECTION 19.12 MULTIPLE COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

         SECTION 19.13 COMMUNICATIONS. Any press release or similar communication intended for dissemination to the public concerning the formation and/or operation of the Company will be approved in advance by both Initial Members. Thereafter, the Management Committee (or any officer of the Company to whom it delegates this responsibility) will make all decisions regarding the Company's public announcements. However, if a Member notifies the Management Committee that it is restricted in making public announcements, the Management Committee will (or will instruct the relevant officers to) obtain such Member's prior consent to a public announcement unless the Company is legally required to release the relevant information.

         SECTION 19.14 EQUITABLE RELIEF. Each Member acknowledges that any material breach of this Agreement by any Member will result in irreparable harm to the other Members for which there is no adequate remedy at law. In such event, any non-breaching Member is entitled to preliminary or temporary equitable relief in an appropriate court of law, pending a final determination in accordance with ARTICLE 16, without the necessity of posting bond unless otherwise required by applicable law.

         SECTION 19.15 CONFIDENTIALITY. Each Member and, from and after the Formation Date, the Company, will safeguard and protect all confidential information of each Member or the Company which is made available or accessible to it, and will cause such information to be treated in a manner no less favorable to the provider of the confidential information than the manner such Member would accord to its own confidential or proprietary material. In addition, no Member will allow confidential material of another Member or of the Company to be published or released

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




to any third person without the written permission of the Member who provided such confidential information or (in the case of the Company) of the Management Committee.

         SECTION 19.16 COSTS. Each Member and, from and after the Formation Date, the Company, will be solely responsible for and bear all of its respective expenses, including, without limitation, expenses of lenders, legal counsel, investment bankers, consultants, accountants and other advisors, incurred at any time in connection with the transactions contemplated by this Agreement.

         SECTION 19.17 DISCRETION. If in this Agreement a Person is permitted or required to make a decision or determination: (a) in its "discretion" or "sole discretion" or under a grant of similar authority or latitude, the Person will be entitled to consider any interests and factors as its desires, including its own interests; (b) in its "good faith," in a "commercially reasonable" manner, using "reasonable best efforts," or under another express standard, the Person will act under that express standard and will not be subject to any other or different standards imposed by this Agreement or otherwise; or (c) and no standard is expressed, the Person will apply relevant provisions of this Agreement in making the decision or determination.

         SECTION 19.18 INTERPRETATION. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any Member or its counsel. The Members waive any statute or rule of law to the contrary.

         SECTION 19.19 FURTHER ASSURANCES. Each Member agrees to execute and deliver (at its own expense) to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate, and to take (at its own expense) all actions reasonably necessary, to effectuate the purposes of this Agreement.

                  [Remainder of page intentionally left blank.]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




         IN WITNESS WHEREOF, the Initial Members of Qwest Cyber.Solutions LLC, a Delaware limited liability company, have executed this Agreement, effective as of the date first written above.


                             QWEST COMMUNICATIONS INTERNATIONAL INC.


                             By:    /s/ Lewis O. Wilks
                                ------------------------------------------------
                             Name:  Lewis O. Wilks
                             Title: President, Internet and Multimedia Markets

                             KPMG LLP


                             By:    /s/ Roderick C. McGeary
                                ------------------------------------------------
                             Name:  Roderick C. McGeary
                             Title: Vice Chairman

                             SOFTLINE CONSULTANTS & INTEGRATORS, INC.


                             By:    /s/ Paul Ciandrini
                                ------------------------------------------------
                             Name:  Paul Ciandrini
                             Title: Partner

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                   EXHIBIT A-1


               CAPITAL CONTRIBUTIONS OF INITIAL CLASS A MEMBER AND
                       OBLIGATIONS ASSUMED BY THE COMPANY


Capital Contributions
--------------------------------------------------------------------------------

  Cash: $* * * million on First Closing Date; $* * * million on or before the 90th day after the First Closing Date; $* * * million on or before the 180th day after the First Closing Date

--------------------------------------------------------------------------------

  Other tangible and intangible personal property contributed to the Company, including a non-exclusive royalty-free license for certain know-how, trade secrets and non-patented technical information and intellectual property with respect to optical server integration, high-speed optical interconnecting capabilities, hosting center operational capabilities and web interface applications

--------------------------------------------------------------------------------




Other Obligations Assumed by the Company
All fees (including without limitation service fees) or other payments which are payable pursuant to that certain Master Agreement, dated December 14, 1998, between Microsoft Corporation and Quest Communications Corporation that arise in connection with any activities of the Company will be timely paid to the Initial Class A Member or directly to Microsoft Corporation (if so directed by the Initial Class A Member).


                                 Exhibit A-1-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                   EXHIBIT A-2

               CAPITAL CONTRIBUTIONS OF INITIAL CLASS B MEMBER AND
                       OBLIGATIONS ASSUMED BY THE COMPANY

Capital Contributions

Operating Assets of KPMG LLP's Applications Outsourcing Business
|X|  Client engagements and contracts--Exhibit A-2(a)
|X|  Fixed assets--Exhibit A-2(b)
|X|  Applications Outsourcing prospective clients--Exhibit A-2(c)
|X| All preconfigured templates and associated technology and intellectual property for use with Oracle, PeopleSoft or SAP software applications-- Exhibit A-2(d)

Other tangible and intangible personal property contributed to the Company, including royalty-free licenses to certain trademarks and tradenames, services pursuant to other arrangements between the Initial Class B Member and the Initial Class A Member, all methodology, processes, information, specifications, formulae, instruction sets, routines, know-how, trade secrets and all non-patented technical information and intellectual property developed or obtained by the Initial Class B member with respect to the Business, including any skill-based training curriculum developed or obtained by the Initial Class B Member with respect to the application management business.




Other Obligations Assumed by the Company
Any and all liabilities associated with the client engagements and contracts listed in Exhibits A-2(a) as of and from the date of the First Closing.





                                  EXHIBIT A-1-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                 EXHIBIT A-2(a)

              CAPITAL CONTRIBUTIONS OF INITIAL CLASS B MEMBER AND
                       OBLIGATIONS ASSUMED BY THE COMPANY

                        CLIENT ENGAGEMENTS AND CONTRACTS

                                      * * *



                                 EXHIBIT A-1-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                 EXHIBIT A-2(b)
               CAPITAL CONTRIBUTIONS OF INITIAL CLASS B MEMBER AND
                       OBLIGATIONS ASSUMED BY THE COMPANY


                         FIXED ASSETS

              1 Ascend Multiband VSX BRI                  MBV-BRI4U
              1 Ascend Cable Assembly MB+ PictureTel      MBHD-449PT
              1 Sharp Color CCD Camera                    YH-7B50
              1 PictureTel Live50 Videoconferencing set   SPH-1
              1 Compaq ProLiant 2500R
              1 4.3 GB Wide-Ultra SCSI Hard Drives
              1 APS Smart-UPS 2200
              1 Compaq Keyboard/Mouse                     MX11800
              1 Hewlett Packard Automatic Document        C6265A
                Feeder for 6100C Scanner
              1 Hewlett Packard 6100C Scanner             C6260A
              1 SCSI Board (IDE)
              1 US Robotics Courier V.Everything Modem
              1 Procom Technology CD- Writer              PCDR-4/6X-EK
              1 NEC 15" Monitor                           JC-15W1VMA
              1 Compaq 7142 Cabinet
              1 Toshiba Satellite Laptop                  PA1217U V
              3 Logitech Color QuickCam VC
              1 Labtec C-110 deluxe PC Stereo Headset
              1 Dell Optiplex GXM 5133                    DPM
              1 Hewlett-Packard LaserJet 3100             C3948A
              1 Tektronix haser 560                       Z560
              1 Microsoft Windows NT Server 4.0
              4 IBM Thinkpad                              380 ED
              1 IBM Thinkpad                              380 XD
             47 IBM Thinkpad                              600
              1 Dell                                      Desktop Optimax
              1 Compaq                                    Desktop Deskpro
              2 Toshiba                                   Tecra 8000
              2 Demo- Toshiba                             Tecra 8000
              1 Kodak Video Conferencing Camera
              1 Connectix Video Conferencing Camera
              1 Sharp Fax/Scanner                         UX 2200CM


              1 Peoplesoft Application Suite ver. 7.5
              1 Visio 5.0 Professional
              1 Visio 5.0 Technical


                                  Exhibit A-1-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                                 EXHIBIT A-2(c)

               CAPITAL CONTRIBUTIONS OF INITIAL CLASS B MEMBER AND
                        OBLIGATIONS ASSUMED BYTHE COMPANY


                               PROSPECTIVE CLIENTS

                                      * * *


                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.








                                 EXHIBIT A-2(d)
              CAPITAL CONTRIBUTIONS OF INITIAL CLASS B MEMBER AND
                       OBLIGATIONS ASSUMED BY THE COMPANY


                            Preconfigured Templates


PLATFORM                SOLUTION(S)                  RELEASE
--------                -----------                  -------
Retek &                 - Merchandising              ***
PeopleSoft                (Sales,
                          Purchasing,
                          Inventory &
                          Distribution)
                        - Finance
                        - HR

Retek &                 - Merchandising              ***
Oracle                    (Sales,
                          Purchasing,
                          Inventory &
                          Distribution)
                        - Finance
                        - HR



                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Oracle                  - Merchandising              ***
                          Mgt (Sales,
                          Order Mgt.
                          & Service
                        - Supply
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Production)
                        - Finance
                        - HR
                        - Business
                          Intelligence
                        - Planning
                          Mgt.
                          (Budgeting
                          & Mgt.
                          Reporting)
                        - Advanced
                          Planning on
                          i2

SAP                     - Customer                   ***
                          Mgt (Sales,
                          Order Mgt.
                          & Service
                        - Supply
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Production)
                        - Finance

SAP                     - Customer                   ***
                          Mgt (Sales,
                          Order Mgt.
                          & Service
                        - Supply
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Production)
                        - Finance



                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


SAP                     - Supply                     ***
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Distribution)
                        - Finance

Hyperion                - Planning                   ***
                          Mgt
                          (Budgeting
                          & Mgt.
                          Reporting

Oracle                  - Customer                   ***
                          Mgt (Sales,
                          Order Mgt.
                          & Service
                        - Supply
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Production)
                        - Finance
                        - HR
                        - Business
                          Intelligence
                        - Planning
                          Mgt.
                          (Budgeting
                          & Mgt.
                          Reporting
                        - Advanced
                          Planning on
                          i2



                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


SAP                     - Customer                   ***
                          Mgt (Sales,
                          Order Mgt.
                          & Service
                        - Supply
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Production)
                        - Finance

Oracle                  - Customer                   ***
                          Mgt (Sales,
                          Order Mgt.
                          & Service
                        - Supply
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Production)
                        - Finance
                        - HR
                        - Business
                          Intelligence

SAP                     - Customer                   ***
                          Mgt (Sales,
                          Order Mgt.
                          & Service
                        - Supply
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Production)
                        - Finance


                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


PeopleSoft              - Customer                   ***
                          Mgt (Sales,
                          & Order
                          Mgt.
                        - Supply
                          Chain Mgt
                          (Purchasing
                          & Inventory
                          Mgt)
                        - Finance
                        - HR

Oracle                  - Customer                   ***
                          Mgt (Sales,
                          Order Mgt.
                          & Service
                        - Supply
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Production)
                        - Finance
                        - HR

Oracle                  - Supply                     ***
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Distribution)
                        - Finance
                        - HR

PeopleSoft              - Supply                     ***
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Distribution)
                        - Finance
                        - HR


                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Oracle                  - Supply                     ***
                          Chain Mgt
                          (Purchasing,
                          Inventory
                          Mgt. &
                          Distribution)
                        - Finance
                        - HR





                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                                   EXHIBIT A-3

               CAPITAL CONTRIBUTIONS OF INITIAL CLASS C MEMBER AND
                       OBLIGATIONS ASSUMED BY THE COMPANY


 Capital Contributions

Operating Assets of Softline Consulting & Integrators, Inc.

|X|  Client engagements and contracts--Exhibit A-3(a)
|X|  Fixed assets--Exhibit A-3(b)
|X|  Applications Management prospective clients--Exhibit A-3(c)

Other tangible and intangible personal property contributed to the Company, including royalty-free licenses to certain trademarks and tradenames, services pursuant to other arrangements between the Initial Class C Member and the Initial Class A Member, all methodology, processes, information, specifications, formulae, instruction sets, routines, know-how, trade secrets and all non-patented technical information and intellectual property developed or obtained by the Initial Class C member with respect to the Business, including HelpDesk and HelpDesk process, procedures and know-how and any skill-based training curriculum developed or obtained by the Initial Class C Member with respect to the application management business.



Other Obligations Assumed by the Company
Any and all liabilities associated with the client engagements and contracts listed in Exhibits A-3(a) as of and from the date of the First Closing.




                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                   EXHIBIT A-3

                                 EXHIBIT A-3(a)
               CAPITAL CONTRIBUTIONS OF INITIAL CLASS C MEMBER AND
                       OBLIGATIONS ASSUMED BY THE COMPANY


                        CLIENT ENGAGEMENTS AND CONTRACTS

                                      * * *



                                 EXHIBIT A-3(b)
               CAPITAL CONTRIBUTIONS OF INITIAL CLASS C MEMBER AND
                       OBLIGATIONS ASSUMED BY THE COMPANY


                                  FIXED ASSETS

IBM Thinkpad 770                  9549-1AU                    78-A0960 97/10
Toshiba Techra 550CDT/4.0         PA1268U XCD                 385916226 -3
IBM Thinkpad 765D                 9546-U9H                    97-DZ5LH
IBM Thinkpad 765D                 9546-U6H                    97-DZ7EV
Toshiba 430CDT/1.3                PA1230U-T2C XCD             02-798948 -3
IBM Think Pad 760EL                                           97-F9ZC3
IBM Thinkpad 770                  9549-1AU                    78-H1259 03/98
Toshiba 70CT/1.6  (Libretto)      PA1260U X                   28590485 -1
Toshiba Techra 740CDT/5.1         PA1233U-XCD                 06738442 -3
Toshiba Techra 750CDT/5.1         PA1253U-T2C                 97291018 -3
IBM Thinkpad 770                  9549-1AU                    78-G4995 02/98
Toshiba Techra 550CDT/4.0         PA1268U XCD                 28551379 -3
Toshiba Techra 740CDT/2.1         PA1229U XCD                 03719618 -3
Toshiba Techra 740CDT/5.1         PA1233U-XCD
Toshiba Techra 550CDT/4.0         PA1268U XCD                 38612588 -3
Toshiba 100CT Libretto                                        48658644A
IBM Thinkpad 560Z                 2640-B0U                    78-ZX382  08/98
Toshiba 100CT Libretto                                        48658645A
IBM Thinkpad 600                  2645-45U                    78-DHR95 10/98
Toshiba 100CT Libretto            PA1254U X                   48658549A
Toshiba 320 CDT Laptop            PA1271U-T2C                 48681350A
Toshiba 730XCDT/2.1               PA1238U XCD                 11744979 -3
Toshiba 730XCDT/2.1               PA1238U XCD                 11744916 -3
Toshiba 320 CDT Laptop            PA1271U-T2C                 78902568A -1
IBM Thinkpad 600                  2645-45U                    78-LG822 09/98
IBM Thinkpad 600                  2645-45U
IBM Thinkpad 600                  2645-45U                    78-LF489 09/98
Toshiba 320 CDT Laptop            PA1271U-T2C                 48680509A
Toshiba 430CDT/1.3                PA1230U-T2C XCD             02798770 -3


                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Toshiba 730XCDT/2.1               PA1238U XCD                 05738118 -3
Toshiba 430CDT/1.3                PA1230U-T2C XCD             02799060 -3
Loaner IBM Laptop Thinkpad 760EL  9547-U4H                    97-F9ZC3
Toshiba 730XCDT/2.1               PA1238U XCD                 11744422 -3
Toshiba 730XCDT/2.1               PA1238U XCD
Toshiba 430CDT/1.3                PA1230U-T2C XCD             05744272 -3
Toshiba 430CDT/1.3                PA1230U-T2C XCD             05744432 -3
AcerNuovo                         9706x                       1600148229
Toshiba Techra 550CDT/4.0         PA1268U XCD                 28550154 -3
Toshib Techra 460 CDS
Toshiba Satellite 220CDS/1.4      PA1240U-S2C                 67041328 -3
Commax Smartbook I-1100           NBI1100                     D0EL407470632
IBM 380 XCDT                                                  18515321
Toshiba 320 CDT Laptop            PA1271U-T2C                 78854080A -1
Toshiba 730XCDT/2.1               PA1238U XCD                 11744984 -3
Toshiba 730XCDT/2.1               PA1238U XCD                 11744970 -3
Toshiba 730XCDT/2.1               PA1238U XCD                 11744959 -3
Toshiba 730XCDT/2.1               PA1238U XCD                 05740409 -3
Toshiba Satellite Pro 480CDT                                  18515321 -3
Toshiba 480CDT                    PA1256U XCD                 Z7471041 -3
Toshiba 430CDT/1.3                PA1230U-T2C XCD             02798909 -3
Toshiba 730XCDT/2.1               PA1238U XCD                 05740841 -3
Toshiba 320 CDT                   PA1271U-T2C                 58727789A -1
Toshiba 320 CDT                   PA1271U-T2C                 58727928A -1
Toshiba 320 CDT                   PA1271U-T2C                 68818357A -1
Toshiba Satellite 220CDS/1.4      PA1240U-S2C                 57014756 -3
Toshiba 320 CDT                   PA1271U-T2C                 48685563A
Toshiba 320 CDT                   PA1271U-T2C                 78853902A -1
Toshiba 320 CDT                   PA1271U-T2C                 78853691A -1
Toshiba 320 CDT                   PA1271U-T2C                 78901560A -1
IBM Thinkpad 770                  9549-1AU                    78-H4581
IBM Thinkpad 770                  9549-1AU                    78-H1574
IBM Thinkpad 770                  9549-1AU                    78-H4868
Toshiba 320 CDT                   PA1271U-T2C                 58718541A-1
IBM Thinkpad 770ED                                            78-W2719  06/98
Toshiba Satellite 220CDS          PA1240U-S2C                 87214726 -3
Toshiba Tecra 500 CDT             PA1221U XCD                 12697514 -3
IBM Thinkpad  770                 9548-40U                    78- D6613 97/11
Toshiba 320 CDT                   PA1271U-T2C                 68800838A -1
Toshiba 320 CDT                   PA1271U-T2C                 78892313A -1
HP Omnibook 2100                  F1581WT                     TW817D3223
HP Omnibook 2100                  F1581WT                     TW818D3221
HP Omnibook 2100                  F1581WT                     TW818D3242
HP Omnibook 2100                  F1581WT                     TW818D3243
Toshiba Tecra 780                                             78839164A
Toshiba Satellite 320 CDS         PA1271U  VCD                48664008A -1
Toshiba Satellite 4000CDT /4.0    PA1273U XCD                 98044958A -1
Toshiba Techra 750CDT/5.1         PA1253U-T2C                 97291332 -3


                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Toshiba Satellite 4000CDT /4.0    PA1273U XCD                 Y8190803A -1
Toshiba Satellite 4020CDT /6.4    PA5402U B                   Y8189387A -1
Toshiba Satellite 4020CDT /6.4    PA5402U B                   Y8189724A -1
Toshiba Satellite 4020CDT /6.4    PA5402U B                   Y8189568A -1
Toshiba Satellite 4020CDT /6.4    PA5402U B                   Y8208963A -1
Toshiba Satellite 4020CDT /6.4    PA5402U B                   Y8209735A -1
Toshiba Satellite 4020CDT /6.4    PA5402U B                   Y8210580A -1
Toshiba Satellite 4020CDT /6.4    PA5402U B                   Y8189569A -1
Toshiba Satellite 4020CDT /6.4    PA5402U B                   Y8209920A
Toshiba Satellite 4000CDT /4.6    PA1273U -XCD                Y8230082A -1
Toshiba Satellite 4000CDT /4.6    PA1273U XCD                 Y8231421A -1
Toshiba Satellite 4000CDT /4.6    PA1273U XCD                 Y8231394A -1
Toshiba Satellite 4020CDT /6.4    PA5402U B                   Y8209435A -1
HP OmniBook 2100                                              TW818D3241
Toshiba Satellite 4000CDT /4.6    PA1273U XCD
Toshiba Libretto 50CT/810         PA1249U X                   97246509 -1
Toshiba Satellite 4000CDT /4.6    PA1273U XCD                 Y8231504A -1
Toshiba Satellite 4000CDT /4.6    PA1273U XCD                 Y8227329A -1
Toshiba Satellite 4000CDT /4.6    PA1273U XCD                 Y8230083A -1
Toshiba Satellite 4000CDT         PA1273U XCD                 Y8230054A -1
(PA1273U-T2C)
Toshiba Satellite 4020CDT /6.4    PA5402U B
Toshiba 320 CDT                   PA1271U-T2C                 78902872A -1
Toshiba Satellite 4020CDT /6.4    PA5402U B                   Y8191552A -1
Fujitsu Lifebook 900 Series       FPC09002A (PA# 04271-A101)  84194018
Toshiba Satellite 4020CDT /6.4    PAS402U-T2CW8               Z8345252A -1
Toshiba Satellite 4020CDT /6.4    PAS402U-T2CW8               19379832A -1
Toshiba Satellite 4020CDT /6.4    PAS402U-T2CW8               29473559A -1
Toshiba Satellite 4020CDT /6.4    PAS402U-T2CW8               19398700A -1
Toshiba Satellite 4080XCDT /6.4   PAS408U-T2CW8               39562639A-1
Toshiba Satellite 4080XCDT /6.4   PAS408U-T2CW8               39562640A-1
Toshiba Satellite 4080XCDT /6.4   PAS408U-T2CW8               39566527A-1
Toshiba Satellite 4060CDT /4.02   PAS406U-T2CW8               39520211A-1
Toshiba Satellite 4030CDT /4.03   PAS403U-T2CW8               49625353A-1
Toshiba Satellite 4080XCDT /6.4   PAS408U-T2CW8               19417588A-1
Toshiba Satellite 4030CDT /4.03   PAS403U-T2CW8               49627003A-1
Toshiba Satellite 4030CDT /4.03   PAS403U-T2CW8               49627264A-1
Toshiba Satellite 730XCDT         PA1238U-T2C                 11744967-3
Compaq                            DP2000 5200MMX 3200CDS  DOM 6736BK82S170
Compaq                            DP2000 M5166/2500CD DOM     6715HVYD833
Sony                              Sony PCV150                 2619684
Sony                              Sony PCV-210                53601252
Compaq                            DP4000 5233MMX 3200CDS DOM  6752BXC3F769
Compaq                            DP2000 5200MMX 3200CDS  DOM 6737BKB2D097
Compaq                            DP2000 5200MMX 3200CDS  DOM 674BKB82Q126


                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Compaq                            DP2000 M5166/2500 DOM       6730HVU6Q240
Compaq                            DP2000 5200MMX 3200/CDS     6809BK82P857
                                  DOM
Compaq                            DP2000 5200MMX 3200CDS DOM  6748BK82E171
Compaq                            DPEP C333/6.4/W5C US        6841CCP4K608
Compaq                            DP200 M5133 2500/CD  DOM    6652HVX6J145
Compaq                            DP20005166MMX 3200/CDS  DOM 6732BK72P533
Compaq                            DP2000 M5133 2500/CD  DOM   6651HVX6J594
Sony                              Sony PCV-90                 2115128
Compaq                            DP2000 M5166/2500CD DOM     6712HVY6D833
Compaq                            DP2000 M5200MMX 3200CDS     6748BK82E218
                                  DOM
Compaq                            DP2000 M5133 2500/CD  DOM   6652HVX6J148
Compaq                            DP2000 5200MMX 3200CDS  DOM 6748BK82E219
Sony                              Sony PCV-120                2448236
Compaq                            DP2000 M5133 2500/CD  DOM   6651HVX6G642
Compaq                            DP2000 M5133 2500/CD  DOM   6702HVX6D621
Compaq                            DP2000 5200MMX 3200CDS DOM  6806BK82Q030
Compaq                            DP2000 5200MMX 3200CDS DOM  6744BK82Q152
Compaq                            DP2000 M5166/2500CD DOM     6713HVY6E989
Compaq                            DPEP C333/6.4/W5C US        6847CCP4B169
Compaq                            Presario 5050               1X8ABYF2656W
Compaq                            Presario 5050               1X8ABYF2C0XB
Compaq                            DPEP 6350/6.4DOM            6828BVD2L471
Compaq                            DP2000 5200MMX 3200CDS DOM  6736BK82S672
Compaq                            DP4000 5133 1620/LS  DOM    6650BBK2E060
Compaq                            DP2000 5200MMX 3200CDS DOM  6736BK82S672
Compaq                            DP2000 M5133 2500/CD  DOM   6703HVX6E375
Compaq                            DP200 M5133 2500/CD  DOM    6703HVX6E367
Compaq                            Presario 5050               1X8ABYF2656Z
CCC                               Golf Ball Computer
                                  Sony PCV-90                 2114883
Compaq                            DP2000 5200MMX 3200CDS DOM  6736BK82Q729
Compaq                            DP2000 5200MMX 3200CDS DOM  674BK82Q072


                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Compaq                            DP2000 M5133 2500/CD DOM    6703HVX6E391
Compaq                            DP2000 5200MMX 3200CDS DOM  6809BK82P776
Compaq                            DP2000 5200MMX 3200CDS DOM  6806BK82P965
Compaq                            DP2000 5200MMX 3200CDS DOM  6806BK82Q000
Compaq                            DP2000 5200MMX 3200/CDS     6737BK82D088
                                  DOM
Compaq                            DPEP C333/6.4/W5C US        6850CCP4B561
Compaq                            DP2000 5200MMX 3200CDS DOM  6744BK82Q164
Compaq                            DP2000 5200MMX 3200CDS DOM  6747BK82F138
Compaq                            DP2000 5200MMX 3200CDS DOM  6806BK82Q014
Compaq                            DP2000 M5166 2500/CDS       6712HVY6E030
Sony                              PCV-??                      2013976
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82H339
Compaq                            DP4000 5233MMX 3200/CDS DOM 6752BXC3F811
Compaq                            DP2000 5200MMX 3200/CDS DOM 6806BK82Q485
Compaq                            DP4000 5233MMX 3200/CDS DOM 6752BXC3F843
Compaq                            DP4000 5233MMX 3200/CDS DOM 6752BXC3F758
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82H343
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82H362
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82H388
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82H318
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82F155
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82H317
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82H304
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82H368
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82H332
Compaq                            Presario 5050               1X89BYF2Y0FF
Compaq                            DP P 333/6.41               6845BZK2B147
Compaq                            Presario 5050               1X8ABYF2C0NF
Compaq                            Deskpro                     6845BZK2A733
Compaq                            Presario 5050               1X8ABYF2C0TG
Compaq                            DP2000 5200MMX 3200/CDS DOM 9811BK82D514


                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Compaq                            DP4000 5133 1620/LS  DOM    6702BBK2F480
Compaq                            Deskpro SB                  6822BZG2J788
Compaq                            Presario 5170               A840BX25N403
Sony                              PCV-90                      2115146
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK82H310
Compaq                            DP2000 5200MMX 3200CDS DOM  6806BK82Q511
Compaq                            DP2000 5200MMX 3200/CDS DOM 6810BK82R523
Compaq                            Deskpro SB 300/4.3          6834BZG2J269
Compaq                            DP2000 5200MMX 3200/CDS DOM 6807BK82P047
Compaq                            DP2000 5200MMX 3200/CDS DOM 6748bk82d197
Compaq                            Deskpro EN Series 633 640   6834BZK2K419
                                  DOM
Compaq                            DP2000 5200MMX 3200CDS DOM  6809BK82P791
Compaq                            DP2000 5200MMX 3200CDS DOM  6806BK82T196
Compaq                            Presario 5050               1X89BYF2Y0FJ
Compaq                            EP Series 6300              6821BZG2J942
Compaq                            EP Series 6300              6822BZG2J931
Compaq                            DP2000 5200MMX 3200/CDS DOM 6748BK82D184
Compaq                            DP2000 5200MMX 3200CDS DOM  6809BK82P740
Compaq                            DP2000 5200MMX 3200CDS DOM  6809BK82P705
Compaq                            DP2000 5200MMX 3200/CDS DOM 6748BK82D194
Compaq                            DP2000 5200MMX 3200CDS DOM  6809bk82p767
Compaq                            Presario 5050               1X8ABYF2c089
Compaq                            DP2000 5200MMX 3200CDS DOM  6809BK82P769
                                  DP4000 M5133/1630/LS        6704BBK2D217
Compaq                            DP2000 5200MMX 3200CDS DOM  6748BK82E176
Compaq                            DP2000 5200MMX 3200CDS DOM  6809BK82P817
Compaq                            Presario 5050               1X8ABYF2Y3CL
Compaq                            DP4000 5133 1620/LS  DOM    8650BBK2D847
Compaq                            DP2000 5200MMX 3200/CDS DOM 6747BK02H303
Compaq                            DP2000 5200MMX 3200/CDS DOM 6806BK82Q726
Compaq                            DP2000 5200MMX 3200/CDS DOM 6806BK82Q529
Compaq                            EN Series 6333              6380BZK2J368



                                  Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Compaq                            Deskpro EP Series           6821BZG2K073
                                  6300/4.3DOM
Compaq                            DP2000 5200MMX 3200/CDS DOM 6748BK82D113
Compaq                            EN Series 6333              6829BZK2J764
Compaq                            EN Series 6333              6829BXK2J909
Compaq                            EN Series 6333              6829BZK2J662
Compaq                            EN Series 6333              6845BZK2A778
Compaq                            EN Series 6333              6847ccp4bi86
Compaq                            EN Series 6333              6850CCP4C079
Compaq                            EN Series 6333              6850CCP4C243
Compaq                            EN Series 6333              6850CCP4C967
Compaq                            EN Series 6333              6850CCP4C050
Compaq                            EN Series 6333              6850CCP4B915
Compaq                            EN Series 6333              6901CCP4A023
Compaq                            EN Series 6333              6847CCP4B194
Compaq                            EN Series 6333              6845BZK2B009
Compaq                            EN Series 6333              6850CCP4C073
Compaq                            EN Series 6333              6847CCP4B196
Compaq                            EN Series 6333              6845CCP4D832
Compaq                            EN Series 6333              6845CCP4D740
                                  Compaq Deskpro 2000         6703hvx6e375
                                  Compaq Deskpro 4000         6650bbk2d847
                                  Compaq Deskpro  C400        6911cl94a075
                                  Compaq Deskpro C400         6909cl94a620
                                  Compaq Deskpro C400         6909cl94a639
                                  Compaq Deskpro C400         6910cl94a266
                                  Compaq Deskpro C400         6910cl94a314
Compaq                            DeskproEP 6300/4.3DOM       6822BZG2K304
3com                              Super Stack II Switch 3000  7YDB020767
                                  12 Port
3com                              Super Stack II Hub 100 TX   6KZA029108
                                  12 Port
3com                              Super Stack II Hub 100 TX   6KZA029109
                                  12 Port
3com                              Super Stack II Hub 100 TX   6KZA029110
                                  12 Port
3com                              Super Stack II Hub 100 TX   6KZA029060
                                  12 Port
3com                              Super Stack II PS Hub 40    7TRV28970C
                                  12 Port
3com                              Super Stack II PS Hub 40    7TRV280249
                                  12 Port
3com                              Super Stack II Hub 100 TX   6KZA0A302E
                                  24 Port
Ascend                            Max200 Plus                 7447123
Ascend                            Max200 Plus                 8224862
Adtran                            TSU 120                     743B2452
SuperScope                        VMS500                      MZ009648050046
Sony                              Timelapse VCR SVT-124       0012549D7
Cisco                             Cisco4500M                  45591044



                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Cisco                             Cisco4500M                  45591041
Cisco                             Cisco2501                   250721467
Cisco                             Cisco2924                   FAA0246X080
Cisco                             Cisco2924                   FAA0251Y14Z
Cisco                             Cisco766                    5208557
Cisco                             Cisco7206                   72640767
Cisco                             Cisco1924                   FAA0247Z16Q
Cisco                             Cisco2501                   250222794
Cisco                             Cisco2501                   250721445
Cisco                             Cisco2501                   250722736
Cisco                             Cisco2501                   250731310
Cisco                             Cisco2501                   250450525
Cisco                             Cisco2501                   250464662
Cisco                             Cisco2501                   250465856
Cisco                             Cisco2501                   250464661
Cisco                             Cisco2501                   250566173
3com                              Super Stack II Hub 100 TX   6NTA000CD1
Compaq                            Keyboard/Monitor/Mouse-4
Compaq                            UPS                         E00077802
Compaq                            UPS                         E00094944
NEC                               Multisync A700 Monitor      7709403ED
Shamrock                          14" Monitor                 61TSA0015308
Belkin                            Omniview                    EC0F198373QS
                                  Keyboard/Mouse/Monitor
                                  Switch
Compaq                            DP2000 M5166/2500           6730HVU6Q326
                                  DOM/64MB/2.4GB
Compaq                            Proliant 7000R              D746BLC20086
Compaq                            Proliant 2500R              D803BPV10281
Compaq                            Proliant 7000R              D739BLC10525
Compaq                            Proliant 6000               D726BLB30743
Compaq                            Proliant 2500               D742HWB10026
Compaq                            Proliant 2500               D804BPT10994
Compaq                            Proliant 800                D712BJW11510
Compaq                            Proliant 7000R              D744BLC20134
Compaq                            Proliant 7000R              D745BLC20026
Compaq                            Proliant 3000
Compaq                            Proliant 3000               D851BVX10095
Compaq                            Proliant 2500               D739BJM10399
Compaq                            Proliant 7000R              D840BWX10370
SUN                               SUN Enterprise 450          811F046D
StorageTek                        StorageTek 9710             230000005053
Compaq                            Proliant 1600               D829BWT10095
                                  ProLiant 800                D712BJW10368
APC                               Smart-UPS 700               WS9721848718
APC                               Smart-UPS 1400              WS9746367029
APC                               Smart-UPS 1400              WS9738184245
Compaq                            Keyboard/Monitor/Mouse Switch-4
Compaq                            UPS                         E00206672
Compaq                            UPS                         E00205476


                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Compaq                            Keyboard/Monitor/Mouse Switch-4
Compaq                            UPS                         E00206716
Compaq                            UPS                         E00151705
                                  Optiquest Q53               3D74600944
                                  Optiquest Q53               3D74702572
                                  Optiquest Q53               3D74404093
Compaq                            Proliant 400                D852CJS10035
Compaq                            Proliant 3000               D847BX610035
Hewlett Packard                   AdvanceStack J2600A 10BT    SG62460424
                                  Hub-12
Hewlett Packard                   AdvanceStack J2600A 10BT    SG62360886
                                  Hub-12
Hewlett Packard                   AdvanceStack Switching      SG72260125
                                  Hub-24R J3202A 10BT Hub
Hewlett Packard                   AdvanceStack Switching      SG64531084
                                  Hub-12R J3200A 10BT Hub
Hewlett Packard                   AdvanceStack Switching      SG64932703
                                  Hub-12R J3200A 10BT Hub
Hewlett Packard                   AdvanceStack Switch 208T    US72900503
                                  J3175A
Hewlett Packard                   AdvanceStack Hub-12TX       TW73001092
                                  J3234A
DigitalLink                       Prelude DSU (Internet DSU)  1277010684
Adtran                            56/64 DSU (OSS DSU)         725A6153
Adtran                            TSU 120 (Point-to-Point     743B2437
                                  DSU)
Cisco                             2501 Internet Router        25762337
Cisco                             2501 Potin-to-Point Router  250219954
Ascend                            Max200 Plus                 7135948
Linksys                           8 Port Hub                  N/A
3Com                              PS Hub 40 12 Port 3C16405   7TRV1D1091
                                  (Suite 580)
3Com                              PS Hub 40 24 Port 3C16406   7TSV298C3C
                                  (Suite 590)
3Com                              PS Hub 40 12 Port 3C16405   7TRV28964C
                                  (Suite 590)
Compaq                            Proliant 2500               8747HWA10192
Compaq                            Proliant 3000               D851BVX11036
Compaq                            Proliant 800                D736BJW30067
Compaq                            DP2000 5133/2500/CD DOM     6710HVX6F098
Compaq                            DP2000 5166/2500/CD DOM     6712HVY6E411
Compaq                            DP2000 5166/2500/CD DOM     6710HVY6D507
Compaq                            DP2000 5133/2500/CD DOM     6652HVX6J13
Compaq                            Proliant 2500               D747HWA30192
Compaq                            Proliant 800                D712BJW10368


                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Raritan                           Keyboard/Mouse/Monitor      A965328
                                  Switch
APC                               Smart-UPS 700               WS9721848735
APC                               Smart-UPS 700               WS9721848729
APC                               Smart-UPS 700               WS9722888172
APC                               Smart-UPS 700               WS9721848713
APC                               Smart-UPS 700               S96068800960
APC                               Smart-UPS 700               WS9721848686
APC                               Smart-UPS 700               WS9721848660
                                  External Conner 4mm DAT     DS02W24
                                  External Seagate 4mm DAT    GR02T2T
Hewlett Packard                   HP Office Jet 630           US78KA21FT
Hewlett Packard                   HP Laser Jet 3100
Hewlett Packard                   HP Office Jet 630           US78KA21F4
Hewlett Packard                   HP Laser Jet 3100
Hewlett Packard                   HP Laser Jet 6L             JPHJ057486
Hewlett Packard                   HP LaserJet 4+              JPGK175289
Hewlett Packard                   HP LaserJet 4V              JPFH034125
Hewlett Packard                   HP LaserJet 5N
Hewlett Packard                   HP LaserJet 4000            JPPG175947
Hewlett Packard                   HP LaserJet 5               USHB101215
Hewlett Packard                   HP LaserJet 4000N           JPPA173708
Hewlett Packard                   HP LaserJet 4000TN          JPGN040218
Hewlett Packard                   HP Color LaserJet 5         JPHF133452
Hewlett Packard                   HP LaserJet 5N              USLC011885
Hewlett Packard                   HP LaserJet 5N              USLB005610
Hewlett Packard                   HP LaserJet 4V
Hewlett Packard                   HP LaserJet 8000 C4087A     USBB000307



                             CLIENT ENGAGEMENTS AND
                                    CONTRACTS

                                      * * *



                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




                                 EXHIBIT A-3(C)

               CAPITAL CONTRIBUTIONS OF INITIAL CLASS C MEMBER AND
                        OBLIGATIONS ASSUMED BY THE COMPANY


                               PROSPECTIVE CLIENTS

                                      * * *






                                 Exhibit A-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.






                                   EXHIBIT B-1
        EMPLOYEES OF INITIAL CLASS A MEMBER SUBJECT TO LOAN-OUT AGREEMENT


                                  JOHN CHARTERS
                                  RICK FREISIA
                                  DOUGLAS BELL




                                 Exhibit B-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.






                                   EXHIBIT B-2
                EMPLOYEES AND PARTNERS OF INITIAL CLASS B MEMBER
                          SUBJECT TO LOAN-OUT AGREEMENT

                                      * * *






                                 Exhibit B-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




                                   EXHIBIT B-3
        EMPLOYEES OF INITIAL CLASS C MEMBER SUBJECT TO LOAN-OUT AGREEMENT

                                      * * *










                                 Exhibit B-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.






                                            EXHIBIT C
           INITIAL MEMBERS, ADDRESSES AND PERCENTAGE INTERESTS AS OF EFFECTIVE DATE

         ------------------------------- ------------------------------------------ ------------------------

                     Member                    Class of Membership Interest               Percentage
                                                           held                      Interest held by such
                                                                                            Member
         ------------------------------- ------------------------------------------ ------------------------
         ------------------------------- ------------------------------------------ ------------------------

         Qwest Communications
         International Inc.                               Class A                             51%
         1000 Quest Tower
         555 Seventeenth Street
         Denver, CO 80202
         ------------------------------- ------------------------------------------ ------------------------
         ------------------------------- ------------------------------------------ ------------------------
         KPMG LLP
         500 East Middlefield Road                        Class B                              9%
         Mountain View, CA 94043
         ------------------------------- ------------------------------------------ ------------------------
         ------------------------------- ------------------------------------------ ------------------------
         Softline Consultants &
         Integrators Inc.                                 Class C                             40%
         c/o
         KPMG LLP
         500 East Middlefield Road
         Mountain View, CA 94043
         ------------------------------- ------------------------------------------ ------------------------
         *


                                  Exhibit C-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.






                                    EXHIBIT D
                                   ALLOCATIONS


                                    ARTICLE 1
                      ALLOCATION OF NET INCOME, NET LOSSES
                        AND OTHER ITEMS AMONG THE MEMBERS

1.1. CAPITAL ACCOUNTS.


(a)  A separate capital account shall be maintained for each Member (a
"CAPITAL ACCOUNT"). Such Member's Capital Account shall from time to time be (i) increased by (A) the amount of money and the Book Value of any property contributed (or deemed contributed) by the Member to the Company (net of liabilities secured by the property or to which the property is subject), and
(B) the Net Income and any other items of income and gain specially allocated to the Member under Paragraph 1.4, and (ii) decreased by (A) the amount of money and the Book Value of any property distributed to the Member (net of liabilities secured by the property or to which the property is subject), and (B) the Net Losses and any other items of deduction and loss specially allocated to the Member under Paragraph 1.4.

(b) In the event that assets of the Company other than money are distributed to a Member in liquidation of the Company, or in the event that assets of the Company other than money are distributed to a Member in kind, in order to reflect unrealized gain or loss, Capital Accounts for the Members shall be adjusted for the hypothetical "book" gain or loss that would have been realized by the Company if the distributed assets had been sold for their gross fair market values in a cash sale. In the event of the liquidation of a Member's interest in the Company, or in the event of a Qualified Public Offering involving a transfer or deemed transfer of membership interests in the Company in order to reflect unrealized gain or loss, Capital Accounts for the Members shall be adjusted for the hypothetical "book" gain or loss that would have been realized by the Company if all of the Company's assets had been sold for their gross fair market values in a cash sale.

(c) Upon liquidation of the Company, or of an interest of a Member in the Company, and following the allocation of all items of income and loss as set forth in this Exhibit D, the assets of the Company shall be distributed to the Member or Members in accordance with their Capital Account balances.

1.2. ALLOCATION OF NET LOSSES. After giving effect to the special allocations set forth in Paragraph 1.4, Net Losses of the Company for each Fiscal Year shall be allocated to the Members as follows:

(a) First, to the Members in proportion to their respective positive Adjusted Capital Account balances, until such balances are reduced to zero; and

     (b)  Thereafter, to the Members in accordance with their Percentage
Interests.



                                  Exhibit D-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.





1.3. ALLOCATION OF NET INCOME. After giving effect to the special allocations set forth in Paragraph 1.4 below, Net Income of the Company for each Fiscal Year shall be allocated to the Members in the following order and priority: (a) First, to the extent Net Losses have been allocated to the Members pursuant to Paragraph 1.2 above in prior years, Net Income shall be allocated to the Members, to offset their respective shares of any Net Losses allocated pursuant to Paragraph 1.2(b); and

(b) Thereafter, to the Members in accordance with their respective Percentage Interests.

    1.4. SPECIAL ALLOCATIONS. The following special allocations shall be made in the following order:


(a) Regulatory Allocations. Allocations shall be made as necessary so as to insure that the Company complies with the provisions for "minimum gain chargeback" as described in Treasury Regulations Section 1.7042(f), "partner nonrecourse debt minimum gain chargeback" as described in Treasury Regulations
Section 1.7042(i)(4), and "qualified income offset" as described in Treasury Regulations Section 1.7041(b)(2)(ii)(d).

(b) Extraordinary Gain or Loss. Gain or loss attributable to any Extraordinary Transaction (including for this purpose, any hypothetical "book" gain or loss associated with any revaluation of the Capital Accounts or the assets of the Company pursuant to this Exhibit D) shall be specially allocated among the Members (i) first, to eliminate any deficit balances in the Adjusted Capital Accounts of the Members, and (ii) thereafter, in such manner as to cause the ratios of each Member's Adjusted Capital Account to the aggregate Adjusted Capital Accounts of all of the Members (following such special allocation) to equal as nearly as possible their respective Percentage Interests.

(c) Items Recharacterized. If any payment to any person that is treated by the Company as the payment of an expense is recharacterized by a taxing authority as a distribution by the Company to the payee as a member, such payee shall be specially allocated an amount of the Company's gross income and gain as quickly as possible equal to the amount of the distribution.

(d) Nonrecourse Deductions. Any Nonrecourse Deductions shall be allocated to the Members in accordance with their Percentage Interests.

(e) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions shall be allocated to the Member that bears the Economic Risk of Loss for the member nonrecourse debt to which such deductions relate as provided in Treasury Regulation Section 1.7042(i)(1).

(f) Certain Section 754 Adjustment. To the extent any adjustment to the adjusted tax basis of any the Company asset pursuant to Code Section 732(d), Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations
Section 1.7041(b)(2)(iv)(m), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases such basis) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company as determined under Treasury Regulations Section 1.7041(b)(3) in the event Treasury Regulations Section 1.704





                                  Exhibit D-2

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(g) Limit on Loss Allocations. Notwithstanding the provisions of Paragraph 1.2 or any other provision of this Agreement to the contrary, Net Losses (or items thereof) will not be allocated to a Member if such allocation would cause or increase a deficit balance in a Member's Adjusted Capital Account and will be reallocated to the other Members in proportion to their Percentage Interests, subject to the limitations of this subparagraph 1.4(g).

(h) Special Allocation of Income or Deductions or Losses Attributable to Contributions. Notwithstanding the provisions of Paragraph 1.2 of this Exhibit D, to the extent that a contribution or deemed contribution of a Member (including any deemed contribution attributable to the agreements provided in Subsections 2.4(2), (3), (4), (5), (6), (7), (8), and (9) gives rise in connection with such contribution or deemed contribution to (i) a deduction or loss (including a deduction for compensation or other ordinary and necessary expense), or (ii) additional income (including income attributable to royalties), and in either case is specifically attributable to such contribution or deemed contribution, such deduction or income shall be specially allocated to such Member as soon as practicable following such contribution or deemed contribution, unless otherwise determined by the Management Committee.

(i) Liquidation Allocations. It is intended that immediately before any distribution in liquidation to the Members pursuant to Section 14.5 of the Agreement, each Member's Capital Account balance shall, when divided by the sum of all Capital Account balances, yields a percentage equal to such Member's Percentage Interest.. This intended Capital Account balance for a Member is referred to as such Member's "TARGETED CAPITAL ACCOUNT Balance." Notwithstanding anything to the contrary in this Exhibit D, if upon a termination and liquidation of the Company, any Member's ending Capital Account balance, determined without regard to this Paragraph 1.4(i), immediately before the distributions to be made pursuant to Section 14.5 of the Agreement, would differ from its Targeted Capital Account Balance, then the Members shall be specially allocated items of income, gain, loss and deduction (including items of gross income and deduction) for Capital Account purposes for such year in such manner so as to minimize the differences between each Member's ending Capital Account balance and its Targeted Capital Account Balance.

(j) In the event that any adjustment is made to any item of income, deduction, credit or allowance (an "ADJUSTMENT") of the Company by a regulatory agency, and a Member is a counterparty to such Adjustment, the Members agree that (i) all allocations of income, gain, loss, deduction or credit shall be made, (ii) any necessary deemed distributions and/or contributions shall be treated as having occurred, and (iii) all capital account and other necessary adjustments shall be made, such that the tax consequences of any Adjustment to the Company and the Members subject to such Adjustment will be minimized to the extent possible. As a result of the foregoing, it is anticipated that the existence of any such Adjustment shall not alter the basic economic agreement of the parties as reflected herein, which is the primary purpose of this section, and shall not in any way have a net effect on the capital account balances of the Members in relation to each other Member.

     1.5. ALLOCATION OF CERTAIN TAX ITEMS.


                                  Exhibit D-3

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



(a) Except as otherwise provided in this Paragraph 1.5, all items of income, gain, loss or deduction for federal, state and local income tax purposes shall be allocated in the same manner as the corresponding "book" items are allocated under Paragraphs 1.2 and 1.3 (as a component of Net Losses or Net Income), or Paragraph 1.4.

(b) In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and the initial Book Value thereof (computed in accordance with subparagraph (i) of the definition of the term Book Value herein). Any such item of income, gain, loss or deduction shall be allocated in a manner consistent with Treasury Regulations
Section 1.704-3, applying the method allowed under paragraph (b) thereof unless the Management Committee agrees to an allocation method allowed under Section 1.704-3(c) or (d).

(c) In the event the Book Value of any asset of the Company is adjusted pursuant to subparagraph (ii) or (iv) of the definition of the term Book Value (as set forth below), subsequent allocations of income, gain, loss and deduction with respect to such asset shall be determined using the principles specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(g) and shall take account of any variation between the adjusted basis of the asset to the Company for income tax purposes and its Book Value (excluding any portion of such variation subject to subparagraph 1.5(b)) in the manner required under Treasury Regulations Section 1.704-1(b)(4)(i). Such allocations shall be made in a manner consistent with Treasury Regulations Section 1.704-3(b) unless the Management Committee agrees to an allocation method allowed under Section 1.704-3(c) or (d).

(d) The Tax Matters Member may, in its reasonable discretion, cause the Company to make the election under Section 754 of the Code, in which event allocations of income, gain, loss or deduction to affected Members for federal, state and local tax purposes shall take into account the effect of such election pursuant to applicable provisions of the Code.

(e) All other matters concerning allocations for United States federal, state and local and non-U.S. income tax purposes, including accounting procedures, not expressly provided for by the terms of this Agreement, shall be equitably determined in good faith by the Tax Matters Member in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Paragraph 1.5 are solely for federal, state and local tax purposes. Except to the extent allocations under this Paragraph 1.5 are reflected in the allocations of the corresponding "book" items pursuant to Paragraphs 1.2 or 1.3 (as a component of Net Losses or Net Income), or Paragraph 1.4, allocations under this Paragraph 1.5 shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Income, Net Losses, other items or distributions pursuant to any provision of the Agreement.

1.6. ALLOCATION BETWEEN ASSIGNOR AND ASSIGNEE. The portion of the income, gain, losses, credits, and deductions of the Company for any Fiscal Year during which a membership interest in the Company is assigned by a Member (or by an assignee or successor in interest to a Member), that is allocable with respect to such interest shall be apportioned between the assignor and the assignee of the interest on whatever reasonable, consistently applied basis is selected by



                                  Exhibit D-4

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


the Tax Matters Member and permitted by the applicable Treasury Regulations under Code Section 706.

1.7. TAX REPORTING. The Members are aware of the income tax consequences of the allocations made by this Exhibit D and hereby agree to be bound by the provisions of the Agreement and this Exhibit D to the Agreement in reporting their shares of the Company income and loss for income tax purposes.

1.8. PROFIT SHARES. Solely for purposes of determining a Member's proportionate share of the Company's "excess nonrecourse liabilities," as defined in Treasury Regulation Section 1.7523(a), the Members' interests in profits of the Company shall be deemed to be in accordance with their Percentage Interests.

                                    ARTICLE 2
                                   DEFINITIONS

         As used in this Exhibit D, the following terms shall have the following meaning:

"ADJUSTED CAPITAL ACCOUNT" means the balance in a Member's Capital Account after giving effect to the following adjustments:

                  (i) debit or credit to such Capital Account, as applicable, all capital contributions and distributions to the Member for the relevant Fiscal Year;

                  (ii) credit to such Capital Account any amount that such Member is deemed obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.7042(g)(1) or 1.7042(i)(5); and

                  (iii) debit to such Capital Account the items described in Treasury Regulations Sections 1.7041(b)(2)(ii)(d)(4),
         1.7041(b)(2)(ii)(d)(5), and 1.7041(b)(2)(ii)(d)(6).

"BOOK VALUE" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                 (i) the initial Book Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the contributing Member and the Management Committee; and

                 (ii) the Book Value of all assets of the Company shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as of the following times: (a) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis capital contribution; (b) the distribution by the Company to a Member of more than a de minimis amount of property of the Company as consideration for an interest in the Company, in the case of either (a) or (b), if the Management Committee determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company within the meaning of Treasury Regulations
         Section 1.7041(b)(2)(i)(g); and (c) the liquidation of a Member's interest in the Company or, liquidation of the Company within the meaning of Treasury Regulations Section 1.7041(b)(2)(ii)(g);

                  (iii) the Book Value of any asset of the Company distributed to any Member shall be the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution;


                                  Exhibit D-5

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




                  (iv) the Book Values of the Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Section 732(d), Section 734(b) or Section 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulation
         Section 1.704-1(b)(2)(iv)(m) and Paragraph 1.4(i) hereof, provided, however, that Book Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that the Management Committee determines that an adjustment pursuant to subparagraph (ii) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv); and

                  (v) if the Book Value of any asset has been determined or adjusted pursuant to subparagraphs (i), (ii) or (iv) hereof, such Book Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing gains or losses from the disposition of such asset.

"DEPRECIATION" means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such year or other period, except that if the Book Value of any asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis, provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Book Value using any reasonable method selected by the Tax Matters Member.

"EXTRAORDINARY TRANSACTION" means, any sale or refinancing of any substantial portion of the assets of the Company.

"MEMBER NONRECOURSE DEDUCTIONS" in any year means deductions that are characterized as "partner nonrecourse deductions" under Treasury Regulations Sections 1.704-2(i)(1) and 1.704-2(i)(2).

"NET INCOME" and "NET LOSSES" mean, for each Fiscal Year or other period, an amount equal to the Company's taxable income or loss, as the case may be for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss and deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments: (i) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Losses pursuant to this paragraph shall be added to such taxable income or loss; (ii) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv), and not otherwise taken into account in computing Net Income or Net Losses pursuant to this definitional paragraph shall be subtracted from such taxable income or loss;
(iii) in the event the Book Value of any asset of the Company is adjusted pursuant to subparagraph (ii) or (iii) of the definition thereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Losses; (iv) gain or loss resulting from the disposition of any asset of the Company with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Book Value of the asset disposed of, notwithstanding that the adjusted tax basis of such asset differs from its



                                  Exhibit D-6

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




Book Value; (v) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition thereof; and (vi) notwithstanding any other provision of this Paragraph, any items which are specially allocated pursuant to Paragraph 1.4 hereof shall not be taken into account in computing Net Income and Net Losses.

"NONRECOURSE DEDUCTIONS" in any year means deductions that are characterized as "nonrecourse deductions" under Treasury Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

"QUALIFIED PUBLIC OFFERING" shall have the meaning set forth in Article 1 of the Agreement.



         OTHER DEFINITIONS. All other capitalized terms used in this Exhibit D shall have the same meaning as inthe Agreement.

                                   Exhibit D-7

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




                                   EXHIBIT E-1
                             CAPITAL CALL PROCEDURES

                  (A) CAPITAL CALL NOTICE.  Each Capital Call Notice will
                   specify as of the date of such notice:

                  (1) the total Additional Capital Contributions of all Members subject to such notice;

                  (2) the then current Percentage Interest and capital account balance of each of the Members;

                  (3) the total amount of the Additional Capital Contribution required to be funded by each Member pursuant to such Capital Call Notice; and

                  (4) the identity of the depository financial institution accounts of the Company into which the Additional Capital Contributions of the agent to which such other are to be delivered.

          (B) FUNDING OF CAPITAL CALL. Subject to the provisions of Section 4.5,
              -----------------------
     each Member who is required to make an Additional Capital Contribution will, not later than the date which is five Business Days after the date of actual delivery thereto of a Capital Call Notice, contribute to the capital of the Company cash made by wire transfer of immediately available funds to the bank account of the Company, or deliver such other assets to the agent, specified in the applicable Capital Call Notice an amount equal to the Additional Capital Contribution required to be funded by such Member pursuant to the applicable Capital Call Notice. Any Additional Capital Contribution not made by such date will accrue interest at the rate of 1.5% per month for the period commencing on the date such payment was due until the day such payment is paid.


                                  Exhibit E-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                   EXHIBIT E-2
                                    REMEDIES

                  (A) REMEDIES. If the Defaulting Member does not contribute the Additional Capital Contribution to the Company within the periods set forth below, the Management Committee, acting for all purposes of
         Section 4.6 and this Exhibit E-2 without the vote of the Managers appointed by the Defaulting Member (i.e., by the Managers appointed by the non-Defaulting Members) may elect any one or more of the remedies set forth below. Notwithstanding the foregoing, in no event will a non-Defaulting Member be entitled to elect more than one remedy if the effect of doing so would be duplicative.

                           (1) ADVANCE FUNDS. If the Defaulting Member does not
                  contribute its Additional Capital Contribution within the 15 day period following the dispatch of written notice from the Company of an Event of Default, the Management Committee may elect to permit non-Defaulting Members to advance funds to the Company to cover those amounts that the Defaulting Member fails to contribute. Amounts that a non-Defaulting Member so advances on behalf of the Defaulting Member will become a loan due and owing from the Defaulting Member to such non-Defaulting Member and bear interest at the rate per annum of 150 basis points above the referenced rate of the Bank of America (or any successor bank) as in effect on the date such Additional Capital Contribution was originally due, with such interest being payable monthly. All cash distributions otherwise distributable to the Defaulting Member under this Agreement will instead be paid to the non-Defaulting Members making such advances until such advances and any accrued but unpaid interest thereon are paid in full. Any amount repaid will first be applied to interest and thereafter to principal. Effective upon a Member becoming a Defaulting Member, such Member shall grant to the non-Defaulting Members who advance funds under this subsection (1) a security interest in such Defaulting Member's Membership Interest to secure its obligation to repay such advances, and hereby agrees to execute and deliver a promissory note, a security agreement, and such UCC-1 financing statements and assignments of certificates of membership (or other documents of security or transfer) in such form as such non-Defaulting Members may reasonably request.

                           (2) ADJUST PERCENTAGE INTEREST. If the Defaulting
                  Member does not, within a further period of 60 days, contribute such Additional Capital Contribution and/or repay in full any advances made by the non-Defaulting Members, the Management Committee may elect upon 30 days prior written notice to the Defaulting Member to adjust the Percentage Interests of the Company's Members at the end of such 30 day period (unless, prior to such date, the Defaulting Member has fully remedied such default) in which event each Member's Percentage Interest will be a fraction, the numerator of which represents the amount of such Member's Capital Account and the denominator of which represents the sum of all Members' Capital Accounts.

                           (3) DISSOLVE. If the Defaulting Member does not
                  contribute Additional Capital Contributions on three occasions, whether or not consecutive, and the Defaulting Member has failed to cure each such failure to contribute within the fifteen day period specified in subsection (1) above, the Management Committee may elect to dissolve the Company, upon the approval of a majority of the


                                 Exhibit E-2-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.





                  Percentage Interests of the non-Defaulting Members, in which event the Company will be wound-up, liquidated and terminated pursuant to ARTICLE 14.


                           (4) PURCHASE INTEREST. If the Defaulting Member does
                  not contribute Additional Capital Contributions on three occasions, whether or not consecutive, and the Defaulting Member has failed to cure each such failure to contribute within the fifteen day period specified in subsection (1) above, the Management Committee, upon the approval of a majority of the Percentage Interests of the non-Defaulting Members, may elect to permit the Company or the non-Defaulting Members to purchase (and the Defaulting Member shall be required to sell) the Defaulting Member's entire Membership Interest for the book value thereof (i.e., for the positive balance of such Member's Capital Account) less the total amount owed by such Member to the Company and non-Defaulting Members in respect of unpaid Additional Capital Contribution or advances by non-Defaulting Members in respect thereof.

                  (b)      OTHER EFFECTS.

                          (1) NO DISTRIBUTIONS. A Defaulting Member will have
                  no right to receive any Distributions from the Company until the non-Defaulting Members have first received Distributions in an amount equal to the additional capital contributed by each non-Defaulting Member to the Company, including advances as loans to the Defaulting Member, if any, plus a cumulative, compounded return thereon at the rate per annum of 150 basis points above the reference rate of the Bank of America as in effect on the date such additional capital was contributed.

                           (2) NO VOTING. If the Management Committee exercises
                  any of the remedies set forth in subsections (a)(3) or (a)(4) above, the Defaulting Member will lose its voting and approval rights under this Agreement until completion of dissolution and the winding up of the affairs of the Company, or such time as the Defaulting Member cures (if the non-Defaulting Member thereafter permits the Defaulting Member to cure) the default or its Membership Interest is purchased. Notwithstanding the foregoing, in the event the non-Defaulting Member elects to exercise the remedy provided for in subsection (a)(4) above, then pending the consummation of the purchase of the Defaulting Member's entire Membership Interest pursuant to such subsection, the Defaulting Member will, even if it no longer has any Managers appointed by it to the Management Committee, retain the right to approve all actions specified anywhere in this Agreement as requiring the unanimous consent or approval of the Management Committee until consummation of such purchase. No reduction in a Member's Percentage Interest pursuant to subsection (a) shall affect any of the Defaulting Member's voting or approval rights under this Agreement (other than to the extent such reduction reduces the voting power of the Defaulting Member's representatives).

                           (3) NO PARTICIPATION IN MANAGEMENT. Except as
                  provided in subsection (2), if the Management Committee exercises any of the remedies set forth in subsections (a)(3) or (a)(4), the Defaulting Member will lose its ability (whether as a Member or through the Managers appointed by it) to actively participate in the management and operations of the Company until the completion of dissolution and the winding up of the affairs of the Company, or such time as the Defaulting Member cures (if the non-Defaulting Member thereafter permits the Defaulting Member to cure) the default or its Membership Interest is purchased.

                                 Exhibit E-2-2

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                   EXHIBIT F
                             INITIAL BUSINESS PLAN



[KPMG LOGO]


            --------------------------------------------------------------------



             Project Opal Business Plan



             Updated 06-03-99

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Project Opal Business Plan Sections
--------------------------------------------------------------------------------

I.       Introduction to ASP Market

II.      Market Assessment

III.     Services

IV.      Pro Forma Financials

V.       Staffing, Contracts, and Pipeline




                                       2                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




Project Opal Business Plan Sections
--------------------------------------------------------------------------

I.       Introduction to ASP Market

II.      Market Assessment

III.     Services

IV.      Pro Forma Financials

V.       Staffing, Contracts, and Pipeline






                                       3                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Service Model Definitions
--------------------------------------------------------------------------------


                                Applications
                                   Service                       Applications
                                  Provider                        Management
---------------------------------------------------------------------------------------
Target Market                  low to middle                mid to high
---------------------------------------------------------------------------------------
Degree of customization        none to low                  medium to high
---------------------------------------------------------------------------------------
Prominent providers            US internetworking           Andersen
                               Corio                        IBM
                               Oracle BOL                   EDS
---------------------------------------------------------------------------------------
Unit of pricing/term           Subscription:                contracts (5 year)
                               Per user/month               based on scope
                                                            and service level
---------------------------------------------------------------------------------------
Delivery profile               IP networks, remote          post implementation
                               servers, browser-based,      services for ERP,
                               VPN                          client/server
---------------------------------------------------------------------------------------
Typical applications           Productivity, CRM,           all ERP (HR, financials,
                               ERP                          manufacturing, distribution)
                                                            as well as legacy systems
                                                            of all kinds
---------------------------------------------------------------------------------------
Type of software license       One to Many (ASP) held       One to one, held by the
                               by ASP or ISV. One to one    client
                               (Apps Hosting) held by
                               client
---------------------------------------------------------------------------------------
Data Center                    On ASP premises              On provider premises, or
                                                            3rd party ITO, or client
                                                            site
---------------------------------------------------------------------------------------

                                       4                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




Why the ASP Market is Emerging
---------------------------------------------------------------------------

- Demand Drivers

   Increasingly Complex Application Environment
   Internet Imperative
   Competitive Refocusing
   Increased M&A Activity
   Increased Acceptance of Outsourcing

- Supply Drivers
   Advancements in Networking Technologies
   Software Vendor Need to Increase Middle Market Presence

- Still Primarily Supply Driven at This Point


                                               Source: IDC, 1999 [IDC LOGO]

                                       5                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


The ASP Business Model:  Required Skill Sets
--------------------------------------------------------------------------------



                                   From KPMG
                                       &
                                     Qwest
                        -------------------------------

                                    Services

                           - Services Infrastructure

                           - Service Sales Expertise

                              - Project Management

                               - Customer Support
                        -------------------------------



                                  From Qwest
                        -------------------------------

                                  Networking

                                 - Data Center

                             - WAN Infrastructure

                              - Managed Services

                             - Network Monitoring

                              - Network Security
                        -------------------------------


                                   From KPMG
                                       &
                                     Qwest
                        -------------------------------

                            - License Administration
                           - Application Integration
                            - Application Management
                             - Application Support
                         - Application Sales Expertise

                        -------------------------------



                                   From KPMG
                        -------------------------------

                            - License Administration
                           - Application Integration
                            - Application Management
                             - Application Support
                         - Application Sales Expertise

                        -------------------------------


Source: IDC, 1999


                                       6                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Project Opal Business Plan Sections
--------------------------------------------------------------------------

I.       Introduction to ASP Market

II.      Market Assessment

III.     Services

IV.      Pro Forma Financials

V.       Staffing, Contracts, and Pipeline



                                       7                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Applications Management:  Global Market Growth
--------------------------------------------------------------------------------

                      Applications Management:  by Region




                              [PERFORMANCE GRAPH]



                                                                      Source: G2

--------------------------------------------------------------------------------
Note: Forrester Research corroborates the G2 projections. Forrester projects the applications outsourcing market to be $21 billion dollars by the year 2001
--------------------------------------------------------------------------------


                                       8                            Confidential

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Global Enterprise ASP Market Opportunity
--------------------------------------------------------------------------------

                            - Reality is the Market is Small Today...

[PERFORMANCE GRAPH]         - However Great Growth Potential

                            - U.S. Lead Market, Europe is Next

                            - 1999 Will Be Critical Year as ASPs Hit the Streets



Source:  IDC, 1999


                                       9                            Confidential
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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Service Provider Value Chain
--------------------------------------------------------------------------------


                           Web-based Services Offered




                                      ***



                                      10                            Confidential
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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Competitive Snapshot
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Company     Mkt Segments             Partners             Services               Advantage   Weakness
------------------------------------------------------------------------------------------------------
AT&T        All                      Open Market,         Consulting, Web
                                     Order Trust          hosting, customer
                                                          support                    ***        ***

Corio       Low to mid-market        PeopleSoft, Sun      Consulting, ERP
            and hypergrowth          Concentric           apps end data
            Startups                                      hosting                    ***        ***

IBM         Small and Medium         JDE, Great Plains    SI, apps mgmt,
Global      Businesses               Baan                 Some customization         ***        ***
Services

USi         Low to middle            PeopleSoft, MS,      Apps selection, SI,
            market enterprise        Siebel, Sagent,      hosting, e-commerce,
                                     Broadvision HP       extended ERP               ***        ***

Oracle      Low to middle            Sun                  ERP apps and
 (BOL)      market enterprise                             data hosting               ***        ***


Opal        Middle Market            PeopleSoft, SAP      apps and data
            hypergrowth, moving      Pivotal, Siebel,     mgmt, and hosting
            upmkt                    Oracle, HP,          of extended ERP            ***        ***
                                     Microsoft






                                                     Source:  IDC, Psft internal



                                      11                            Confidential
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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



ASP Technical Challenges
--------------------------------------------------------------------------------

Challenge                                                 Response

- App performance and security                            - Anchor Partner for
                                                            network challenges

- Apps not Web ready                                      - Partners or acquisition
                                                            for Web presentation,
                                                            work with ERP development
                                                            orgs

- Managing a complex set of configurations                - Looking at acquisition
                                                            for configuration
                                                            management


- SI Challenge                                            - Innovation around SI
                                                            approach: self-config,
                                                            remote implementation
                                                            tools



                                      12                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


ASP Business Challenges
--------------------------------------------------------------------------------

Challenge                               Response



- IP rights from ERP vendors               ***

- subscription sales model              - model gaining acceptance



- margin erosion because                - strategic partnering and equity
  multiple suppliers                      to strike favorable terms for key
                                          components of the value chain

- buyer issues of trust                 - partnering with trusted branded
  security, integration                   firms
  with existing systems
  and reluctance to change





                                      13                            Confidential
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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Benefits to Users: Customer Value Proposition
---------------------------------------------------------------------------

- Lower Total Cost of Ownership

- Higher availability, redundancy, security

- Greater sophistication of software solution

- Greater rate of technology change

- Focus on core competencies

- Technical skills shortage is solved

- Because the apps are not installed at client site, there is no compatibility issue



                                      14                       Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



ASP and Opal's Value Chain Components
--------------------------------------------------------------------------------

                                   Components
                         Sales, Marketing & Distribution                     [KPMG, Opal, Qwest, ***]
[SAP, PeopleSoft,
 Oracle, Siebel, etc.]   Superior, Branded Applications

                         Implementation, Integration, and Business Mgmt      [KPMG]

[Opal, Qwest]            IP Network Management, Data Center

[Opal, Qwest]            Daily Process Operations Capacity

[Opal, Qwest]            Customer Care Capabilities (Web, Telephony)



                                      15                            Confidential
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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Project Opal Business Plan Sections
--------------------------------------------------------------------------

I.       Introduction to ASP Market

II.      Market Assessment

III.     Services

IV.      Pro Forma Financials

V.       Staffing, Contracts, and Pipeline




                                      16                            Confidential
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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Enterprise Applications Management Services
--------------------------------------------------------------------------------

- Services provided by KPMG(1)

- Services provided by/through Project Opal(2)

- Services provided by Qwest(3)


- Upgrades
- Integrate 3rd party products
- Implement new tools & applications
- Customizations
- Build/modify Interfaces


- Database Administration
- Apps System Administration
- Security Administration
- Apps Design & Development
- Problem Resolution (Help Desk)


- Operating Systems Admin (Unix, NT)
- Network Administration
- Server Maintenance
- Disaster Recovery
- Backup, Retrieval, and Archival

                           - Business Advisory(1,2,3)
                               - Enhancements(2)
                      - Application Functional Support(2)
                       - Application Technical Support(2)
                             - Implementation(1,2)
                             - Software Licenses(2)
                       - IT Infrastructure Management(3)
                            - Telecommunications(3)


- Business/Technology Translation
  - Applications (Project Opal)
  - Infrastructure (KPMG, Qwest)

  - Specialized Industry Consulting (KPMG)
- Change Management (Project Opal)


- Applications Configuration
- Table Maintenance
- Testing
- User Training
- Problem resolution (Help Desk)


- Design
- Build
- Implement


- ERP
- Supply Chain
- CRM
- Other


- Physical Network
- IP Backbone
- VPN


                                      17                            Confidential
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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Opal's Service Delivery Infrastructure
--------------------------------------------------------------------------------

                                Project Opal
                                 Headquarters
                                    Denver


                   Client

- Casual and concurrent use access to system
- KPMG onsite client presence
  - Program management
  - Business analysis
  - Maintenance and enhancements (as required)


   IT Infrastructure Operations
       at Qwest CyberCenters

- Operating systems administration

- Network administration

- Server maintenance

- Disaster recovery

- Backup retrieval and archival


Applications Competency Centers

       Wilmington, DE         Atlanta, GA
       Tysons Corner, VA      Dallas, TX
       San Jose, CA           Chicago, IL

- Applications Support Desk
- Technical teams
  - DBA/system/security administration
  - Applications development
- Applications configuration teams
- Applications Knowledge Repository


          ISV Help Desk




                                      18                            Confidential
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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Products
--------------------------------------------------------------------------------

Opal's services are focused on supporting the following products:

- Enterprise Resource Planning Systems


          - SAP

          - Oracle

          - PeopleSoft

- Supply Chain Products

          - ***

          - ***

          - Other industry specific

- Customer Relationships Management (CRM) Products

          - Siebel

          - ***

- Electronic Commerce (TBD)

- Other Point Solutions


                                      19                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Project Opal Business Plan Sections
--------------------------------------------------------------------------

I.       Introduction to ASP Market

II.      Market Assessment

III.     Services

IV.      Pro Forma Financials

V.       Staffing, Contracts, and Pipeline



                                       20                           Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Opal Income Statement
--------------------------------------------------------------------------------

Income Statement
  ($ in thousands)
                                          Q3-99     Q4-99     Q1-00     Q2-00     Q3-00     Q4-00
Revenue
  Non-Recurring                             $***     $***      $***      $***      $***      $***
  Recurring                                 $***     $***      $***      $***      $***      $***
  KPMG Contributed Revenue (No Growth)      $***     $***      $***      $***      $***      $***
  -------------------------------------     ----     ----      ----      ----      ----      ----
  Sum                                       $***     $***      $***      $***      $***      $***

Expenses
  Implementation COGS                       $***     $***      $***      $***      $***      $***
  Support COGS                              $***     $***      $***      $***      $***      $***
  CyberCenter COGS                          $***     $***      $***      $***      $***      $***
  IP Transport COGS                         $***     $***      $***      $***      $***      $***
  Operating Systems                         $***     $***      $***      $***      $***      $***
  ISV License                               $***     $***      $***      $***      $***      $***
  SoftLine COGS                             $***     $***      $***      $***      $***      $***
  -------------------------------------     ----     ----      ----      ----      ----      ----
  Sum COGS                                  $***     $***      $***      $***      $***      $***

Gross Income                                $***     $***      $***      $***      $***      $***
  Gross Margin                               ***%     ***%      ***%      ***%      ***%      ***%

  Sales & Marketing                         $***     $***      $***      $***      $***      $***
  General & Administrative                  $***     $***      $***      $***      $***      $***
  -------------------------------------     ----     ----      ----      ----      ----      ----
  Sum                                       $***     $***      $***      $***      $***      $***

EBITDA                                      $***     $***      $***      $***      $***      $***

  Depreciation                              $***     $***      $***      $***      $***      $***
  Taxes                                     $***     $***      $***      $***      $***      $***

Net Income                                  $***     $***      $***      $***      $***      $***

Cash Flow
  Net Income                                $***     $***      $***      $***      $***      $***
  Add Depreciation                          $***     $***      $***      $***      $***      $***
  Less Capex                      ***%      $***     $***      $***      $***      $***      $***
  Add Changes in Working Capital
  -------------------------------------     ----     ----      ----      ----      ----      ----
  Cash Flow                                 $***     $***      $***      $***      $***      $***

  Discount Rate/Period            ***%
  Present Value of Cash Flow
---------------------------------------
NPV of Cash Flow                 $***
---------------------------------------

Terminal Value

  EBITDA Less Capex Multiple      ***
  Terminal Value PV/TV           $***
                                                                                             $***
---------------------------------------
Total Value                      $***
---------------------------------------

Income Statement
  ($ in thousands)
                                           2 Quarters
                                             1999        2000    2001    2002    2003    2004
Revenue
  Non-Recurring                             $***     $***      $***      $***      $***      $***
  Recurring                                 $***     $***      $***      $***      $***      $***
  KPMG Contributed Revenue (No Growth)      $***     $***      $***      $***      $***      $***
  -------------------------------------     ----     ----      ----      ----      ----      ----
  Sum                                       $***     $***      $***      $***      $***      $***

Expenses
  Implementation COGS                       $***     $***      $***      $***      $***      $***
  Support COGS                              $***     $***      $***      $***      $***      $***
  CyberCenter COGS                          $***     $***      $***      $***      $***      $***
  IP Transport COGS                         $***     $***      $***      $***      $***      $***
  Operating Systems                         $***     $***      $***      $***      $***      $***
  ISV License                               $***     $***      $***      $***      $***      $***
  SoftLine COGS                             $***     $***      $***      $***      $***      $***
  -------------------------------------     ----     ----      ----      ----      ----      ----
  Sum COGS                                  $***     $***      $***      $***      $***      $***

Gross Income                                $***     $***      $***      $***      $***      $***
  Gross Margin                               ***%     ***%      ***%      ***%      ***%      ***%

  Sales & Marketing                         $***     $***      $***      $***      $***      $***
  General & Administrative                  $***     $***      $***      $***      $***      $***
  -------------------------------------     ----     ----      ----      ----      ----      ----
  Sum                                       $***     $***      $***      $***      $***      $***

EBITDA                                      $***     $***      $***      $***      $***      $***

  Depreciation                              $***     $***      $***      $***      $***      $***
  Taxes                                     $***     $***      $***      $***      $***      $***

Net Income                                  $***     $***      $***      $***      $***      $***

Cash Flow
  Net Income                                $***     $***      $***      $***      $***      $***
  Add Depreciation                          $***     $***      $***      $***      $***      $***
  Less Capex                      ***%      $***     $***      $***      $***      $***      $***
  Add Changes in Working Capital            $***     $***      $***      $***      $***      $***
  -------------------------------------     ----     ----      ----      ----      ----      ----
  Cash Flow                                 $***     $***      $***      $***      $***      $***

  Discount Rate/Period            ***%       ***      ***       ***       ***       ***       ***
  Present Value of Cash Flow                $***     $***      $***      $***      $***      $***
---------------------------------------     ----     ----      ----      ----      ----      ----
NPV of Cash Flow                 $***
---------------------------------------

Terminal Value

  EBITDA Less Capex Multiple      ***
  Terminal Value PV/TV           $***
                                                                                             $***
---------------------------------------
Total Value                      $***
---------------------------------------

                                      21                 KPMG/Qwest Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Opal Relative Income Statement
--------------------------------------------------------------------------------

Relative Income Statement (Percent of Total Revenue Unless Otherwise Stated)

Revenue
  Non-Recurring                                        ***%       ***%       ***%       ***%       ***%       ***%
  Recurring                                            ***%       ***%       ***%       ***%       ***%       ***%
  SoftLine                                             ***%       ***%       ***%       ***%       ***%       ***%
  --------------------------------------------------   ---        ---        ---        ---        ---        ---
  Sum                                                  ***%       ***%       ***%       ***%       ***%       ***%

Expenses
  Implementation COGS (% of NR Revenue)                ***%       ***%       ***%       ***%       ***%       ***%
  Support COGS (% of Recurring Revenue)                ***%       ***%       ***%       ***%       ***%       ***%
  CyberCenter COGS (% of Recurring Revenue)            ***%       ***%       ***%       ***%       ***%       ***%
  IP Transport COGS (% of Recurring Revenue)           ***%       ***%       ***%       ***%       ***%       ***%
  Operating Systems (% of Recurring Revenue)           ***%       ***%       ***%       ***%       ***%       ***%
  ISV License (% of Recurring Revenue)                 ***%       ***%       ***%       ***%       ***%       ***%
  --------------------------------------------------   ---        ---        ---        ---        ---        ---
  Sum COGS                                             ***%       ***%       ***%       ***%       ***%       ***%

Gross Margin                                           ***%       ***%       ***%       ***%       ***%       ***%

  Sales & Marketing                                    ***%       ***%       ***%       ***%       ***%       ***%
  General & Administrative                             ***%       ***%       ***%       ***%       ***%       ***%
  --------------------------------------------------   ---        ---        ---        ---        ---        ---
  Sum                                                  ***%       ***%       ***%       ***%       ***%       ***%

EBITDA                                                 ***%       ***%       ***%       ***%       ***%       ***%

  Depreciation                                         ***%       ***%       ***%       ***%       ***%       ***%
  Taxes                                                ***%       ***%       ***%       ***%       ***%       ***%

Net Income                                             ***%       ***%       ***%       ***%       ***%       ***%


Revenue
  Non-Recurring                                        ***%       ***%       ***%       ***%       ***%       ***%
  Recurring                                            ***%       ***%       ***%       ***%       ***%       ***%
  SoftLine                                             ***%       ***%       ***%       ***%       ***%       ***%
  --------------------------------------------------   ---        ---        ---        ---        ---        ---
  Sum                                                  ***%       ***%       ***%       ***%       ***%       ***%

Expenses
  Implementation COGS (% of NR Revenue)                ***%       ***%       ***%       ***%       ***%       ***%
  Support COGS (% of Recurring Revenue)                ***%       ***%       ***%       ***%       ***%       ***%
  CyberCenter COGS (% of Recurring Revenue)            ***%       ***%       ***%       ***%       ***%       ***%
  IP Transport COGS (% of Recurring Revenue)           ***%       ***%       ***%       ***%       ***%       ***%
  Operating Systems (% of Recurring Revenue)           ***%       ***%       ***%       ***%       ***%       ***%
  ISV License (% of Recurring Revenue)                 ***%       ***%       ***%       ***%       ***%       ***%
  --------------------------------------------------   ---        ---        ---        ---        ---        ---
  Sum COGS                                             ***%       ***%       ***%       ***%       ***%       ***%

Gross Margin                                           ***%       ***%       ***%       ***%       ***%       ***%

  Sales & Marketing                                    ***%       ***%       ***%       ***%       ***%       ***%
  General & Administrative                             ***%       ***%       ***%       ***%       ***%       ***%
  --------------------------------------------------   ---        ---        ---        ---        ---        ---
  Sum                                                  ***%       ***%       ***%       ***%       ***%       ***%

EBITDA                                                 ***%       ***%       ***%       ***%       ***%       ***%

  Depreciation                                         ***%       ***%       ***%       ***%       ***%       ***%
  Taxes                                                ***%       ***%       ***%       ***%       ***%       ***%

Net Income                                             ***%       ***%       ***%       ***%       ***%       ***%


Additional Metrics

                                                                                          Extrapolation of Forrester Data

  Market Size (Application Outsourcing - Forrester)    $***        $***        $***        $***       $***       $***
     Growth                                             ***%        ***%        ***%        ***%       ***%       ***%
  JV Revenue                                           $***        $***        $***        $***       $***       $***
  --------------------------------------------------   ----        ----        ----        ----       ----       ----
  % of total market                                     ***%        ***%        ***%        ***%       ***%       ***%



                                      22                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Opal Monthly Cash Flow Statement
--------------------------------------------------------------------------------

Monthly Cash Flow Statement
     ($s in thousands)
                                                Jul-99    Aug-99     Sep-99    Oct-99    Nov-99    Dec-99    Jan-00    Feb-00
Revenue                                         $***      $***       $***      $***      $***      $***      $***      $***
  Growth                                         ***%      ***%       ***%      ***%      ***%      ***%      ***%      ***%

  COGS                                          $***      $***       $***      $***      $***      $***      $***      $***
  Sales & Marketing                             $***      $***       $***      $***      $***      $***      $***      $***
  General & Administrative                      $***      $***       $***      $***      $***      $***      $***      $***
  --------------------------------------------  ----      ----       ----      ----      ----      ----      ----      ----
  Sum                                           $***      $***       $***      $***      $***      $***      $***      $***

     % of Revenue                                ***%      ***%       ***%      ***%      ***%      ***%      ***%      ***%

EBITDA                                          $***      $***       $***      $***      $***      $***      $***      $***

  Depreciation                                  $***      $***       $***      $***      $***      $***      $***      $***
  Taxes                                         $***      $***       $***      $***      $***      $***      $***      $***
----------------------------------------------  ----      ----       ----      ----      ----      ----      ----      ----
Net Income                                      $***      $***       $***      $***      $***      $***      $***      $***
                                                 ***%      ***%       ***%      ***%      ***%      ***%      ***%      ***%
Cash Flow
  Net Income                                    $***      $***       $***      $***      $***      $***      $***      $***
  Add Depreciation                              $***      $***       $***      $***      $***      $***      $***      $***
  Less Capex                                    $***      $***       $***      $***      $***      $***      $***      $***
  Add Changes in Working Capital                $***      $***       $***      $***      $***      $***      $***      $***
  --------------------------------------------  ----      ----       ----      ----      ----      ----      ----      ----
  Cash Flow                                     $***      $***       $***      $***      $***      $***      $***      $***


  Cumulative Cash Flow                          $***      $***       $***      $***      $***      $***      $***      $***


Monthly Cash Flow Statement
     ($s in thousands)
                                                Mar-00    Apr-00     May-00    Jun-00    Jul-00    Aug-00   Sep-00   Oct-00   Nov-00
Revenue                                         $***      $***       $***      $***      $***      $***     $***     $***     $***
  Growth                                         ***%      ***%       ***%      ***%      ***%      ***%     ***%     ***%     ***%

  COGS                                          $***      $***       $***      $***      $***      $***     $***     $***     $***
  Sales & Marketing                             $***      $***       $***      $***      $***      $***     $***     $***     $***
  General & Administrative                      $***      $***       $***      $***      $***      $***     $***     $***     $***
  --------------------------------------------  ----      ----       ----      ----      ----      ----     ----     ----     ----
  Sum                                           $***      $***       $***      $***      $***      $***     $***     $***     $***

     % of Revenue                                ***%      ***%       ***%      ***%      ***%      ***%     ***%     ***%     ***%

EBITDA                                          $***      $***       $***      $***      $***      $***     $***     $***     $***

  Depreciation                                  $***      $***       $***      $***      $***      $***     $***     $***     $***
  Taxes                                         $***      $***       $***      $***      $***      $***     $***     $***     $***
----------------------------------------------  ----      ----       ----      ----      ----      ----     ----     ----     ----
Net Income                                      $***      $***       $***      $***      $***      $***     $***     $***     $***
                                                 ***%      ***%       ***%      ***%      ***%      ***%     ***%     ***%     ***%
Cash Flow
  Net Income                                    $***      $***       $***      $***      $***      $***     $***     $***     $***
  Add Depreciation                              $***      $***       $***      $***      $***      $***     $***     $***     $***
  Less Capex                                    $***      $***       $***      $***      $***      $***     $***     $***     $***
  Add Changes in Working Capital                $***      $***       $***      $***      $***      $***     $***     $***     $***
  --------------------------------------------  ----      ----       ----      ----      ----      ----     ----     ----     ----
  Cash Flow                                     $***      $***       $***      $***      $***      $***     $***     $***     $***


  Cumulative Cash Flow                          $***      $***       $***      $***      $***      $***     $***     $***     $***



                                      23                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


          Revenue: CRM
--------------------------------------------------------------------------------

Revenue - Top Down Calculation
     ($s in thousands)
                                                     Q3-99  Q4-99  Q1-00  Q2-00  Q3-00  Q4-00  1999  2000  2001  2002   2003   2004
Customer Relationship Management -
  Siebel Or ***
--------------------------------------------------
Average number of users per client                    ***    ***   ***     ***    ***    ***    ***   ***   ***   ***    ***    ***
                                       qtrly growth                                           Annual Growth ***%  ***%   ***%   ***%
NEW clients in period                     ***%        ***    ***   ***     ***    ***    ***    ***   ***   ***   ***    ***    ***
NEW Users                                             ***    ***   ***     ***    ***    ***    ***   ***   ***   ***    ***    ***


     Cum Clients before churn                         ***    ***   ***     ***    ***    ***    ***   ***   ***   ***    ***    ***
Churn (% of client base)                              ***%   ***%  ***%    ***%   ***%   ***%               ***%  ***%   ***%   ***%
--------------------------------------------------   ----   ----  ----    ----   ----   ----   ----  ----  ----  ----   ----   ----
Loss of Clients                                       ***    ***   ***     ***    ***    ***    ***   ***   ***   ***    ***    ***

CUM Clients                                           ***    ***   ***     ***    ***    ***    ***   ***   ***   ***    ***    ***
CUM Users

Integ & Enhance Rev per CLIENT         efficiency
     Man MONTHS per Client                ***%        ***    ***   ***     ***    ***    ***    ***   ***   ***   ***    ***    ***
     % that is Up-Front                               ***%   ***%  ***%    ***%   ***%   ***%   ***%  ***%  ***%  ***%   ***%   ***%
     Rate per man month                              $***   $***  $***    $***   $***   $***   $***  $***  $***  $***   $***   $***
     Installs                                         ***    ***   ***     ***    ***    ***    ***   ***   ***   ***    ***    ***
     ---------------------------------------------   ----   ----  ----    ----   ----   ----   ----  ----  ----  ----   ----   ----
     Up-Front Labor Cost                             $***   $***  $***    $***   $***   $***   $***  $***  $***  $***   $***   $***
     Spread Remainder over (years)        ***
          1999 Installs                               ***   $***  $***    $***   $***   $***   $***  $***  $***  $***   $***   $***
          2000 Installs                                           $***    $***   $***   $***         $***  $***  $***   $***   $***
          2001 Installs                                                                                    $***  $***   $***   $***
          2002 Installs                                                                                          $***   $***   $***
          2003 Installs                                                                                                 $***   $***
          2004 Installs                                                                                                        $***
     ---------------------------------------------   ----   ----  ----    ----    ----   ----  ----  ----   ----  ----  ----   ----
     Direct labor impl and enhancements              $***   $***  $***    $***    $***   $***   $***  $***  $***  $***  $***   $***

     Margin on Implementation labor                   ***%   ***%  ***%    ***%    ***%   ***%   ***%  ***%  ***%  ***%  ***%   ***%
     ---------------------------------------------   ----   ----  ----    ----    ----   ----   ----  ----  ----  ----  ----   ----
     Revenue on Implementation                       $***   $***  $***    $***    $***   $***   $***  $***  $***  $***  $***   $***
                                                      ***%  Reduction from the Friday model (5-7-99)
Recurring Revenue per User Mont           ***%       $***   $***  $***    $***    $***   $***               $***  $***  $***   $***
     Months in period                                 ***    ***   ***     ***     ***    ***                ***   ***   ***    ***
     Users                                            ***    ***   ***     ***     ***    ***                ***   ***   ***    ***
     ---------------------------------------------   ----   ----  ----    ----    ----   ----   ----  ----  ----  ----  ----   ----
     Recurring Revenue                               $***   $***  $***    $***    $***   $***   $***  $***  $***  $***  $***   $***
Sum Revenue CRM                                      $***   $***  $***    $***    $***   $***   $***  $***  $***  $***  $***   $***



                                       24                          Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          Revenue: ERP
--------------------------------------------------------------------------------



Enterprise Resource Planning - SAP (Financials to begin with)
-------------------------------------------------------------
Average number of users per client                                      ***       ***       ***       ***       ***       ***
                                                 qtrly growth
NEW clients in period                                 ***%              ***       ***       ***       ***       ***       ***
NEW Users                                                               ***       ***       ***       ***       ***       ***

     Cum Clients before churn                                           ***       ***       ***       ***       ***       ***
Churn (% of client base)                                                ***%      ***%      ***%      ***%      ***%      ***%
-------------------------------------------------------------          ----      ----      ----      ----      ----      ----
Loss of Clients                                                                   ***       ***       ***       ***       ***

CUM Clients                                                             ***       ***       ***       ***       ***       ***
CUM Users                                                               ***       ***       ***       ***       ***       ***
                                                                                                                          ***%
Impl and enhance Rev/Client                    efficiency
     Man MONTHS per Client                            ***%              ***       ***       ***       ***       ***       ***
     % that is Up-Front                                                 ***%      ***%      ***%      ***%      ***%      ***%
     Rate per man month                                                $***      $***      $***      $***      $***      $***
     Installs                                                           ***       ***       ***       ***       ***       ***
     --------------------------------------------------------          ----      ----      ----      ----      ----      ----
     Up-Front Labor Cost                                               $***      $***      $***      $***      $***      $***
     Spread Remainder over (years)                   $***
          1999 Installs                                                $***      $***      $***      $***      $***      $***
          2000 Installs                                                                    $***      $***      $***      $***
          2001 Installs
          2002 Installs
          2003 Installs
          2004 installs
     --------------------------------------------------------          ----      ----      ----      ----      ----      ----
     Direct Labor Cost of Install                                      $***      $***      $***      $***      $***      $***

     Margin on Implementation                                           ***%      ***%      ***%      ***%      ***%      ***%
-------------------------------------------------------------          ----      ----      ----      ----      ----      ----
     Revenue on Implementation                                         $***      $***      $***      $***      $***      $***
                                                                        ***% Reduction from the Friday model (5-7-99)
Recurring Revenue per User Mont                       ***%             $***      $***      $***      $***      $***      $***
     Months in period                                                   ***       ***       ***       ***       ***       ***
     Users                                                              ***       ***       ***       ***       ***       ***
     --------------------------------------------------------          ----      ----      ----      ----      ----      ----
     Recurring Revenue                                                 $***      $***      $***      $***      $***      $***

Sum Revenue ERP - Venture Clients                                      $***      $***      $***      $***      $***      $***

KPMG Revenue                                   Base  $***              $***      $***      $***      $***      $***      $***

Total ERP Revenue                                                      $***      $***      $***      $***      $***      $***


-------------------------------------------------------------
Average number of users per client                                      ***       ***       ***       ***       ***       ***
                                                 qtrly growth                               ***%      ***%      ***%      ***%
NEW clients in period                                 ***%              ***       ***       ***       ***       ***       ***
NEW Users                                                               ***       ***       ***       ***       ***       ***

     Cum Clients before churn                                           ***       ***       ***       ***       ***       ***
Churn (% of client base)                                                                    ***%      ***%      ***%      ***%
-------------------------------------------------------------          ----      ----      ----      ----      ----      ----
Loss of Clients                                                         ***       ***       ***       ***       ***       ***

CUM Clients                                                             ***       ***       ***       ***       ***       ***
CUM Users                                                               ***       ***       ***       ***       ***       ***

Impl and enhance Rev/Client                    efficiency
     Man MONTHS per Client                            ***%              ***       ***       ***       ***       ***       ***
     % that is Up-Front                                                 ***%      ***%      ***%      ***%      ***%      ***%
     Rate per man month                                                $***      $***      $***      $***      $***      $***
     Installs                                                           ***       ***       ***       ***       ***       ***
     --------------------------------------------------------          ----      ----      ----      ----      ----      ----
     Up-Front Labor Cost                                               $***      $***      $***      $***      $***      $***
     Spread Remainder over (years)                    ***
          1999 Installs                                                $***      $***      $***      $***      $***      $***
          2000 Installs                                                          $***      $***      $***      $***      $***
          2001 Installs                                                                    $***      $***      $***      $***
          2002 Installs                                                                              $***      $***      $***
          2003 Installs                                                                                        $***      $***
          2004 installs                                                                                                  $***
     --------------------------------------------------------          ----      ----      ----      ----      ----      ----
     Direct Labor Cost of Install                                      $***      $***      $***      $***      $***      $***

     Margin on Implementation                                           ***%      ***%      ***%      ***%      ***%      ***%
     --------------------------------------------------------          ----      ----      ----      ----      ----      ----
     Revenue on Implementation                                         $***      $***      $***      $***      $***      $***

Recurring Revenue per User Mont                       ***%                                 $***      $***      $***      $***
     Months in period                                                                       ***       ***       ***       ***
     Users                                                                                  ***       ***       ***       ***
     --------------------------------------------------------          ----      ----      ----      ----      ----      ----
     Recurring Revenue                                                 $***      $***      $***      $***      $***      $***

Sum Revenue ERP - Venture Clients                                      $***      $***      $***      $***      $***      $***

KPMG Revenue                                   Base  $***                        $***      $***      $***      $***      $***

Total ERP Revenue                                                      $***      $***      $***      $***      $***      $***




                                      25                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Total Revenue
--------------------------------------------------------------------------------

Total Revenue
     CRM NRC                                        $***      $***      $***      $***       $***      $***
     CRM RC                                         $***      $***      $***      $***       $***      $***
     -------------------------------------          ----      ----      ----      ----       ----      ----
     Sum CRM                                        $***      $***      $***      $***       $***      $***

     ERP NRC                                        $***      $***      $***      $***       $***      $***
     ERP RC                                         $***      $***      $***      $***       $***      $***
     KPMG Revenue                                   $***      $***      $***      $***       $***      $***
     -------------------------------------          ----      ----      ----      ----       ----      ----
     Sum ERP                                        $***      $***      $***      $***       $***      $***

     NRC Sum                                        $***      $***      $***      $***       $***      $***
     RC Sum                                         $***      $***      $***      $***       $***      $***
     KPMG Revenue                                   $***      $***      $***      $***       $***      $***
     -------------------------------------          ----      ----      ----      ----       ----      ----
     Total Revenue                                  $***      $***      $***      $***       $***      $***

     NRC % of total                                  ***%      ***%      ***%      ***%       ***%      ***%
     RC % of total                                   ***%      ***%      ***%      ***%       ***%      ***%
     KPMG Revenue                                    ***%      ***%      ***%      ***%       ***%      ***%
     -------------------------------------          ----      ----      ----      ----       ----      ----
     Total Revenue                                  $***      $***      $***      $***       $***      $***

Expenses Driven by this Revenue Sheet
     CRM Implementation & Enhancement                $***     $***      $***      $***       $***      $***
     ERP Implementation & Enhancement                $***     $***      $***      $***       $***      $***
     -------------------------------------           ----     ----      ----      ----       ----      ----
     Sum                                             $***     $***      $***      $***       $***      $***

Clients - Cumulative
     CRM                                              ***      ***       ***       ***        ***       ***
     ERP                                              ***      ***       ***       ***        ***       ***
     KPMG                                             ***      ***       ***       ***        ***       ***
     -------------------------------------           ----     ----      ----      ----       ----      ----
     Sum                                              ***      ***       ***       ***        ***       ***

Users - Cumulative
     CRM                                              ***      ***       ***       ***        ***       ***
     ERP                                              ***      ***       ***       ***        ***       ***
     KPMG                                   ***       ***      ***       ***       ***        ***       ***
     -------------------------------------  ---      ----     ----      ----      ----       ----      ----
     Sum                                              ***      ***       ***       ***        ***       ***

Total Revenue
     CRM NRC                                        $***      $***      $***      $***       $***      $***
     CRM RC                                         $***      $***      $***      $***       $***      $***
     -------------------------------------          ----      ----      ----      ----       ----      ----
     Sum CRM                                        $***      $***      $***      $***       $***      $***

     ERP NRC                                        $***      $***      $***      $***       $***      $***
     ERP RC                                         $***      $***      $***      $***       $***      $***
     KPMG Revenue                                   $***      $***      $***      $***       $***      $***
     -------------------------------------          ----      ----      ----      ----       ----      ----
     Sum ERP                                        $***      $***      $***      $***       $***      $***

     NRC Sum                                        $***      $***      $***      $***       $***      $***
     RC Sum                                         $***      $***      $***      $***       $***      $***
     KPMG Revenue                                   $***      $***      $***      $***       $***      $***
     -------------------------------------          ----      ----      ----      ----       ----      ----
     Total Revenue                                  $***      $***      $***      $***       $***      $***

     NRC % of total                                  ***%      ***%      ***%      ***%       ***%      ***%
     RC % of total                                   ***%      ***%      ***%      ***%       ***%      ***%
     KPMG Revenue                                    ***%      ***%      ***%      ***%       ***%      ***%
     -------------------------------------          ----      ----      ----      ----       ----      ----
     Total Revenue

Expenses Driven by this Revenue Sheet
     CRM Implementation & Enhancement                $***     $***      $***      $***       $***      $***
     ERP Implementation & Enhancement                $***     $***      $***      $***       $***      $***
     -------------------------------------           ----     ----      ----      ----       ----      ----
     Sum                                             $***     $***      $***      $***       $***      $***

Clients - Cumulative
     CRM                                              ***      ***       ***       ***        ***       ***
     ERP                                              ***      ***       ***       ***        ***       ***
     KPMG                                             ***      ***       ***       ***        ***       ***
     -------------------------------------           ----     ----      ----      ----       ----      ----
     Sum                                              ***      ***       ***       ***        ***       ***

Users - Cumulative
     CRM                                              ***      ***       ***       ***        ***       ***
     ERP                                              ***      ***       ***       ***        ***       ***
     KPMG                                   ***       ***      ***       ***       ***        ***       ***
     -------------------------------------  ---      ----     ----      ----      ----       ----      ----
     Sum                                              ***      ***       ***       ***        ***       ***




                                             26                     Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Expenses
--------------------------------------------------------------------------------


Expense
  ($s in thousands)
                                          Q3-99   Q4-99   Q1-00   Q2-00   Q3-00   Q4-00   1999   2000   2001   2002   2003   2004
Implementation & Enhancements
  (from revenue sheet)
  CRM Implementation & Enhancement        $***    $***    $***    $***    $***    $***    $***   $***   $***   $***   $***   $***
  ERP Implementation & Enhancement        $***    $***    $***    $***    $***    $***    $***   $***   $***   $***   $***   $***
  -------------------------------------   ----    ----    ----    ----    ----    ----    ----   ----   ----   ----   ----   ----
  Sum                                     $***    $***    $***    $***    $***    $***    $***   $***   $***   $***   $***   $***

  Months in Period                         ***     ***     ***     ***     ***     ***     ***    ***    ***    ***    ***    ***
  -------------------------------------   ----    ----    ----    ----    ----    ----    ----   ----   ----   ----   ----   ----
  Implementation Annual FTEs               ***     ***     ***     ***     ***     ***     ***    ***    ***    ***    ***    ***


Post-Implementation Support
CRM
  Support head per one(1) user
    Tech Support Efficiency Factor                 ***%    ***%    ***%    ***%    ***%                  ***%   ***%   ***%   ***%
    Tech Support                           ***     ***     ***     ***     ***     ***     ***     ***   ***    ***    ***    ***
    Functional Support Efficiency Factor           ***%    ***%    ***%    ***%    ***%                  ***%   ***%   ***%   ***%
    Functional Support                     ***     ***     ***     ***     ***     ***     ***     ***   ***    ***    ***    ***

  CRM Users - Cum                          ***     ***     ***     ***     ***     ***     ***     ***   ***    ***    ***    ***
  -------------------------------------   ----    ----    ----    ----    ----    ----    ----   ----   ----   ----   ----   ----
    Tech Support Heads                     ***     ***     ***     ***     ***     ***     ***     ***   ***    ***    ***    ***
    Functional Support Heads               ***     ***     ***     ***     ***     ***     ***     ***   ***    ***    ***    ***

  CRM Support Expenses
    Tech Support Heads                    $***    $***    $***    $***    $***    $***    $***   $***   $***   $***   $***   $***
    Functional Support Heads              $***    $***    $***    $***    $***    $***    $***   $***   $***   $***   $***   $***
    -----------------------------------   ----    ----    ----    ----    ----    ----    ----   ----   ----   ----   ----   ----
    Sum                                   $***    $***    $***    $***    $***    $***    $***   $***   $***   $***   $***   $***


ERP
  Support head per one(1) user
    Tech Support Efficiency Factor                 ***%    ***%    ***%    ***%    ***%                  ***%   ***%   ***%   ***%
    Tech Support                           ***     ***     ***     ***     ***     ***     ***     ***   ***    ***    ***    ***
    Functional Support Efficiency Factor           ***%    ***%    ***%    ***%    ***%                  ***%   ***%   ***%   ***%
    Functional Support                     ***     ***     ***     ***     ***     ***     ***     ***   ***    ***    ***    ***

  ERP Users                                ***     ***     ***     ***     ***     ***     ***     ***   ***    ***    ***    ***
  -------------------------------------   ----    ----    ----    ----    ----    ----    ----   ----   ----   ----   ----   ----
    Tech Support Heads                     ***     ***     ***     ***     ***     ***     ***     ***   ***    ***    ***    ***
    Functional Support Heads               ***     ***     ***     ***     ***     ***     ***     ***   ***    ***    ***    ***

  ERP Support Expenses
    Tech Support Heads                    $***    $***    $***    $***    $***    $***    $***   $***   $***   $***   $***   $***
    Functional Support Heads              $***    $***    $***    $***    $***    $***    $***   $***   $***   $***   $***   $***
    -----------------------------------   ----    ----    ----    ----    ----    ----    ----   ----   ----   ----   ----   ----
    Sum                                   $***    $***    $***    $***    $***    $***    $***   $***   $***   $***   $***   $***





                                      27                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Expenses: Infrastructure Costs
--------------------------------------------------------------------------------

     ERP
     CUM Clients - ERP                                             ***      ***       ***        ***      ***       ***
     Cum Users - ERP                                               ***      ***       ***        ***      ***       ***
     Boxes per Client
          Unix                                                     ***      ***       ***        ***      ***       ***
          Oracle                                                   ***      ***       ***        ***      ***       ***
     ---------------------------------------------------------    ----     ----      ----       ----     ----      ----
     Unix Boxes                                                    ***      ***       ***        ***      ***       ***
     Oracle boxes                                                  ***      ***       ***        ***      ***       ***
     ---------------------------------------------------------    ----     ----      ----       ----     ----      ----
     Unix
          Capital Expense - See Capital Section
     Oracle Database
          NRC Charge to be capitalized - See Captial Section
          Charge for Oracle per user per month                    $***     $***      $***       $***     $***      $***

     Oracle Expenses
          User Based Expense                                      $***     $***      $***       $***     $***      $***
--------------------------------------------------------------    ----     ----      ----       ----     ----      ----
Total O/S Expense (No Capex)                                      $***     $***      $***       $***     $***      $***
--------------------------------------------------------------    ----     ----      ----       ----     ----      ----

Infrastructure Costs
     Months per period                                             ***      ***       ***        ***      ***       ***

     Hardware & Hardware Maintenace
          CRM Users                                                ***      ***       ***        ***      ***       ***
          Price per User per month for Hardware                   $***     $***      $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Cost to JV                                              $***     $***      $***       $***     $***      $***

          ERP Users                                                ***      ***       ***        ***      ***       ***
          Price per User per month for Hardware                   $***     $***      $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Cost to JV                                              $***     $***      $***       $***     $***      $***


     Collocation
          CRM Users                                                ***      ***       ***        ***      ***       ***
          Price per User per month for Collocation                $***     $***      $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Cost to JV                                              $***     $***      $***       $***     $***      $***

          ERP Clients                                              ***      ***       ***        ***      ***       ***
          Price per User per month for Collocation                $***     $***      $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Cost to JV                                              $***     $***      $***       $***     $***      $***

     IP Transport
          CRM Clients                                              ***      ***       ***        ***      ***       ***
          Price per T-1 (Assume 1 T-1 per Client) per month       $***     $***      $***       $***     $***      $***
          Price per T-1 Local Loop per month                      $***     $***      $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Price per Client per month                              $***     $***      $***       $***     $***      $***

          Cost to JV                                              $***     $***      $***       $***     $***      $***

          ERP Clients                                              ***      ***       ***        ***      ***       ***
          Price per T-1 (Assume 1 T-1 per Client) per month       $***     $***      $***       $***     $***      $***
          Price per T-1 Local Loop per month                      $***     $***      $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Price per Client per month                              $***     $***      $***       $***     $***      $***

          Cost to JV                                              $***     $***      $***       $***     $***      $***

     ---------------------------------------------------------    ----     ----      ----       ----     ----      ----
     Sum Infrastructure Costs                                     $***     $***      $***       $***     $***      $***
     ---------------------------------------------------------    ----     ----      ----       ----     ----      ----





     ERP
     CUM Clients - ERP                                             ***      ***       ***        ***      ***       ***
     Cum Users - ERP                                               ***      ***       ***        ***      ***       ***
     Boxes per Client
          Unix                                                     ***      ***       ***        ***      ***       ***
          Oracle                                                   ***      ***       ***        ***      ***       ***
     ---------------------------------------------------------    ----     ----      ----       ----     ----      ----
     Unix Boxes                                                                       ***        ***      ***       ***
     Oracle boxes                                                                     ***        ***      ***       ***
     ---------------------------------------------------------    ----     ----      ----       ----     ----      ----
     Unix
          Capital Expense - See Capital Section
     Oracle Database
          NRC Charge to be capitalized - See Captial Section
          Charge for Oracle per user per month                    $***     $***      $***       $***     $***      $***

     Oracle Expenses
          User Based Expense                                      $***     $***      $***       $***     $***      $***
--------------------------------------------------------------    ----     ----      ----       ----     ----      ----
Total O/S Expense (No Capex)                                      $***     $***      $***       $***     $***      $***
--------------------------------------------------------------    ----     ----      ----       ----     ----      ----

Infrastructure Costs
     Months per period                                             ***      ***       ***        ***      ***       ***

     Hardware & Hardware Maintenace
          CRM Users                                                                   ***        ***      ***       ***
          Price per User per month for Hardware                                      $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Cost to JV                                                                 $***       $***     $***      $***

          ERP Users                                                                   ***        ***      ***       ***
          Price per User per month for Hardware                                      $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Cost to JV                                                                 $***       $***     $***      $***


     Collocation
          CRM Users                                                                   ***        ***      ***       ***
          Price per User per month for Collocation                                   $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Cost to JV                                                                 $***       $***     $***      $***

          ERP Clients                                                                 ***        ***      ***       ***
          Price per User per month for Collocation                                   $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Cost to JV                                                                 $***       $***     $***      $***

     IP Transport
          CRM Clients                                                                 ***        ***      ***       ***
          Price per T-1 (Assume 1 T-1 per Client) per month                          $***       $***     $***      $***
          Price per T-1 Local Loop per month                                         $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Price per Client per month                                                 $***       $***     $***      $***

          Cost to JV                                                                 $***       $***     $***      $***

          ERP Clients                                                                 ***        ***      ***       ***
          Price per T-1 (Assume 1 T-1 per Client) per month                          $***       $***     $***      $***
          Price per T-1 Local Loop per month                                         $***       $***     $***      $***
          ----------------------------------------------------    ----     ----      ----       ----     ----      ----
          Price per Client per month                                                 $***       $***     $***      $***

          Cost to JV                                                                 $***       $***     $***      $***

     ---------------------------------------------------------    ----     ----      ----       ----     ----      ----
     Sum Infrastructure Costs                                     $***     $***      $***       $***     $***      $***
     ---------------------------------------------------------    ----     ----      ----       ----     ----      ----
----      ----



                                        28                          Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Expenses: ISV License, Qwest Base Charges
--------------------------------------------------------------------------------


ISV License Costs
          Months in period                               ***       ***       ***       ***       ***       ***
     CRM
          Users                                          ***       ***       ***       ***       ***       ***

          Cost per user Month                           $***      $***      $***      $***      $***      $***
          ----------------------------------------      ----      ----      ----      ----      ----      ----
          CRM ISV License Cost                          $***      $***      $***      $***      $***      $***

     ERP
          Users                                          ***       ***       ***       ***       ***       ***
          Cost per user Month                           $***      $***      $***      $***      $***      $***
          ----------------------------------------      ----      ----      ----      ----      ----      ----
          ERP ISV License Cost                          $***      $***      $***      $***      $***      $***


Qwest Based Charges
     CRM O/S                                            $***      $***      $***      $***      $***      $***
     ERP O/S                                            $***      $***      $***      $***      $***      $***
     CRM Hardware & Maintenance                         $***      $***      $***      $***      $***      $***
     ERP Hardware & Maintenance                         $***      $***      $***      $***      $***      $***
     CRM Collocation                                    $***      $***      $***      $***      $***      $***
     ERP Collocation                                    $***      $***      $***      $***      $***      $***
     CRM IP Transport (incl Loop)                       $***      $***      $***      $***      $***      $***
     ERP IP Transport (incl Loop)                       $***      $***      $***      $***      $***      $***
     CRM ISV License                                    $***      $***      $***      $***      $***      $***
     ERP ISV License                                    $***      $***      $***      $***      $***      $***
     ---------------------------------------------      ----      ----      ----      ----      ----      ----
     Total Qwest Based Charges                          $***      $***      $***      $***      $***      $***
     ---------------------------------------------      ----      ----      ----      ----      ----      ----
                                             check      $***      $***      $***      $***      $***      $***
Overhead/ G&A
     Revenue                                            $***      $***      $***      $***      $***      $***
     G&A % of Revenue (no Caper/Depr)                    ***%      ***%      ***%      ***%      ***%      ***%
     ---------------------------------------------      ----      ----      ----      ----      ----      ----
     G&A                                                $***      $***      $***      $***      $***      $***

Sales and Marketing
     Revenue                                            $***      $***      $***      $***      $***      $***
     Marketing Blitz                                    $***      $***      $***
     S&M % of Revenue                         ***%       ***%      ***%      ***%      ***%      ***%      ***%
          ----------------------------------------      ----      ----      ----      ----      ----      ----
          S&M Revenue Driven                            $***      $***      $***      $***      $***      $***

     ---------------------------------------------      ----      ----      ----      ----      ----      ----
     Total S&M                                          $***      $***      $***      $***      $***      $***
     ---------------------------------------------      ----      ----      ----      ----      ----      ----

Add: Capex above the G&A assumptions, capex software licenses, associated depreciation.




Implementation COGS                                     $***      $***      $***      $***      $***      $***
Support COGS                                            $***      $***      $***      $***      $***      $***
CyberCenter COGS                                        $***      $***      $***      $***      $***      $***
IP Transport COGS                                       $***      $***      $***      $***      $***      $***
Operating Systems                                       $***      $***      $***      $***      $***      $***
ISV License                                             $***      $***      $***      $***      $***      $***
Sales & Marketing                                       $***      $***      $***      $***      $***      $***
General & Administrative                                $***      $***      $***      $***      $***      $***
--------------------------------------------------      ----      ----      ----      ----      ----      ----
Total                                                   $***      $***      $***      $***      $***      $***


ISV License Costs
          Months in period                                                   ***       ***       ***       ***
     CRM
          Users                                                              ***       ***       ***       ***

          Cost per user Month                                               $***      $***      $***      $***
          ----------------------------------------      ----      ----      ----      ----      ----      ----
          CRM ISV License Cost                          $***      $***      $***      $***      $***      $***

     ERP
          Users                                                              ***       ***       ***       ***
          Cost per user Month                                               $***      $***      $***      $***
          ----------------------------------------      ----      ----      ----      ----      ----      ----
          ERP ISV License Cost                          $***      $***      $***      $***      $***      $***


Qwest Based Charges
     CRM O/S                                            $***      $***      $***      $***      $***      $***
     ERP O/S                                            $***      $***      $***      $***      $***      $***
     CRM Hardware & Maintenance                         $***      $***      $***      $***      $***      $***
     ERP Hardware & Maintenance                         $***      $***      $***      $***      $***      $***
     CRM Collocation                                    $***      $***      $***      $***      $***      $***
     ERP Collocation                                    $***      $***      $***      $***      $***      $***
     CRM IP Transport (incl Loop)                       $***      $***      $***      $***      $***      $***
     ERP IP Transport (incl Loop)                       $***      $***      $***      $***      $***      $***
     CRM ISV License                                    $***      $***      $***      $***      $***      $***
     ERP ISV License                                    $***      $***      $***      $***      $***      $***
     ---------------------------------------------      ----      ----      ----      ----      ----      ----
     Total Qwest Based Charges                          $***      $***      $***      $***      $***      $***
     ---------------------------------------------      ----      ----      ----      ----      ----      ----
                                             check      $***      $***      $***      $***      $***      $***
Overhead/ G&A
     Revenue                                            $***      $***      $***      $***      $***      $***
     G&A % of Revenue (no Caper/Depr)                                        ***%      ***%      ***%      ***%
     ---------------------------------------------      ----      ----      ----      ----      ----      ----
     G&A                                                $***      $***      $***      $***      $***      $***

Sales and Marketing
     Revenue                                            $***      $***      $***      $***      $***      $***
     Marketing Blitz
     S&M % of Revenue
          ----------------------------------------      ----      ----      ----      ----      ----      ----
          S&M Revenue Driven                            $***      $***      $***      $***      $***      $***

     ---------------------------------------------      ----      ----      ----      ----      ----      ----
     Total S&M                                          $***      $***      $***      $***      $***      $***
     ---------------------------------------------      ----      ----      ----      ----      ----      ----

Add: Capex above the G&A assumptions, capex software licenses, associated depreciation.




Implementation COGS                                     $***      $***      $***      $***      $***      $***
Support COGS                                            $***      $***      $***      $***      $***      $***
CyberCenter COGS                                        $***      $***      $***      $***      $***      $***
IP Transport COGS                                       $***      $***      $***      $***      $***      $***
Operating Systems                                       $***      $***      $***      $***      $***      $***
ISV License                                             $***      $***      $***      $***      $***      $***
Sales & Marketing                                       $***      $***      $***      $***      $***      $***
General & Administrative                                $***      $***      $***      $***      $***      $***
--------------------------------------------------      ----      ----      ----      ----      ----      ----
Total                                                   $***      $***      $***      $***      $***      $***



                                             29                    Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Project Opal Business Plan Sections
--------------------------------------------------------------------------

I.       Introduction to ASP Market

II.      Market Assessment

III.     Services

IV.      Pro Forma Financials

V.       Staffing, Contracts, and Pipeline



                             30                                     Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     Pipeline: AM/ASP Contracts and Pipeline*
--------------------------------------------------------------------------------

     APPLICATIONS MANAGEMENT / ASP PROSPECTS SUMMARY

                                   SAP                     ORACLE               PeopleSoft
Sales Cycle                               Est                     Est                        Est         * * *       * * *
  Status                      #         Ann Rev*        #       Ann Rev*     #             Ann Rev*


Under Contract                ***         ***          ***        ***       ***              ***         _____       _____

Verbal Award                  ***         ***          ***        ***       ***              ***         _____       _____

Proposal Submitted            ***         ***          ***        ***       ***              ***          * *        _____

Qualified with Budget         ***         ***          ***        ***       ***              ***          * *         * *

     *Note: Numbers do not include Qwest contracts and pipeline



                                 31                  Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


AM/ASP Staffing
--------------------------------------------------------------------------------
- KPMG and Softline

     - Our AM Staff averages 13.5 years of IT experience and 4 years of ERP experience

     - Staffing summary, as of June 1, 1999:


                      On-Board plus Offers
AM Staff                   Accepted
----------------------------------------------
Core Team                    ***
----------------------------------------------
SAP                          ***
----------------------------------------------
People Soft                  ***
----------------------------------------------
Oracle                       ***
----------------------------------------------
TOTALS                       ***
----------------------------------------------


                                      32                            Confidential

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Software Relationships
--------------------------------------------------------------------------------
     - KPMG/Softline and Qwest are in the process of establishing outsourcing agreements with ISVs. Following is status to date:

       VENDOR                                     STATUS
       ------                                     ------

SAP                                               LOI with Qwest

                                                  Draft with KPMG/Softline

PeopleSoft                                        Signed contract with KPMG

Oracle                                            BOL hosting agreement with Qwest

Seibel                                            LOI with Qwest

Pivotal                                           LOI with KPMG

Retek                                             Draft agreement with KPMG

I2                                                Draft agreement with KPMG


                                      33                            Confidential

                                    EXHIBIT G
                                    ---------

                                INITIAL MANAGERS



Class A Managers: (1) Joseph P. Nacchio
----------------
                           (2) Lewis Wilks
                           (3) Marc B. Weisberg

Class B Managers: (1) Rod McGeary
----------------
                           (2) Bradley J. Schwartz
                           (3) Philip Garland

Chief Executive Officer:  John Charters
-----------------------


                                  Exhibit G-1

                                                                       EXHIBIT H


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                          TRADEMARK LICENSE AGREEMENT


         This TRADEMARK LICENSE AGREEMENT (this "Agreement") is entered into as of June 3, 1999, by and between Quest Communications International Inc., a Delaware corporation ("Licensor"), and Qwest Cyber.Solutions LLC, a Delaware limited liability company ("Licensee").

                                    RECITALS

         WHEREAS, Licensor owns the marks identified on Exhibit A (the "Name") and trade names, service marks, logos, trade dress, designs and other identifying marks embodying the Name, including all other marks and all uses consented to by West pursuant to Section 1(b) (collectively, the "Marks");

         WHEREAS, Licensee desires a royalty-free, non-exclusive license to use the Marks in connection with its corporate name and for use in all aspects of the Licensee's business, including, without limitation, in connection with the following trade materials: trade presentations, business cards, invoices, stationery and other similar printed matter (collectively, the "Trade Materials"); and

         WHEREAS, Licensor desires to grant Licensee a license to use the Marks subject to the conditions and terms in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and the undertakings hereinafter set forth, Licensor and Licensee do hereby respectively grant, covenant, and agree as follows:

     1.   Grant of License.

          (a) Licensor hereby grants to Licensee, on the terms and conditions hereinafter set forth (including, but not limited to the terms of Section 6 below), royalty-free non-exclusive license (the "License") to use the Marks during the Term (as defined below) in connection with Licensee's corporate name and Trade Materials within the Business (as defined in the Limited Liability Company Agreement of Qwest Cyber.Solutions LLC, effective as of June 3, 1999, by and among Licensor, KPMG LLP, and Softline Consultants & Integrators, Inc.) (the "Licensed Use"). From time to time the Licensed Used may be expanded to include additional uses requested by Licensee and approved in writing by Licensor in the exercise of its sole discretion on a case by case basis. Licensee acknowledges and agrees that Licensor is under no obligation to approve any such additional uses of the Marks and that it will not use the Marks in any way except as provided herein. All rights not expressly granted to Licensee hereunder are reserved by Licensor. Without limiting the generality of the foregoing, Licensee acknowledges and agree that Licensor may continue to use and grant licenses to others of the rights to use the word "WEST" and any trade names, service marks, logos, trade dress, designs and other

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


identifying marks embodying the word "WEST" in connection with any and all activities, including the Licensed Use, without violating the terms of this Agreement.

          (b) Licensee acknowledges that Licensor is the owner of all right, title and interest in and to the Marks in any form or embodiment thereof and is also the sole owner of the goodwill attached and that becomes attached to the Marks, including but not limited to the goodwill associated with the Marks created through the use of the marks by Licensee. Licensee acknowledges and agrees that it has not acquired any property rights in or to the Marks, will not acquire any property rights in or to the Marks other than the License specifically granted herein, and will not use the Marks or any copyright, trademark, service mark, trade name, logo, slogan, trade dress, design or proprietary item similar to any of the Marks at any time during or after the Term except pursuant to this Agreement and any amendment or supplement hereto executed by Licensor, including but not limited to (i) permutations of any of the Marks; (ii) secondary or combination marks including or derived from any of the Marks; or (iii) new copyrights, trademarks, service marks, trade names, logos, slogans, trade dress, or designs derived from any of the Marks. Licensee will never challenge, or assist any person or entity in challenging, Licensor's and its affiliates' ownership of or the validity of the Marks or any application for registration thereof, or any copyright or trademark registrations thereof, or any rights of Licensor, or any of its affiliates or their respective licensees, therein. Licensee will not, at any time, do, or cause or permit to be done, any act or thing which will in any way jeopardize, dilute or adversely affect any rights of Licensor in and to the Marks or any registrations thereof or which, directly or indirectly, will reduce the value of the Marks.

          (c) Licensee acknowledges that the Marks have acquired valuable secondary meaning and goodwill with the public, and that products bearing the Marks and services provided under the Marks have acquired a reputation of highest quality. Accordingly, Licensee undertakes and agrees not to use the Marks in any manner whatsoever which, directly or indirectly, would derogate or detract from its repute or which would demean, ridicule or reflect adversely upon the Marks or Licensor. Licensee recognizes that the undertaking on its part set forth in this paragraph represents a major inducement and consideration for Licensor to enter into this Agreement.

          (d) Licensee acknowledges that the License is being granted on a quitclaim basis and that Licensor makes no representations and warranties in this Agreement of any kind (including, without limitation, as to Licensor's rights in and to the Marks).

          (e) Licensee will not in any way seek to avoid Licensee's duties or obligations under this Agreement because of the assertion by any person or entity that any or all of the Marks are invalid by reason of any contest concerning the rights of or claimed by Licensor.

     2.   QUALITY CONTROL.

          (a) Licensee agrees that its use of the Marks in connection with the Licensed Use will meet or exceed quality standards reasonably acceptable to Licensor. To ensure that the quality standards hereunder are satisfied, Licensee will submit all proposed uses of the Marks to Licensor for Licensor's approval, which approval must be made by an employee of Licensor

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


who holds a position at or above the level of Senior Manager, and will be granted in Licensor's sole and absolute discretion.

          (b) Licensor and its authorized representatives have the right, at Licensor's cost and expense and upon reasonable prior notice thereof, to inspect the Trade Materials and any products or services related thereto, as may be reasonably necessary in order to confirm that the quality standards are being observed and that Licensee is using the Marks only for the Licensed Use.

          (c) Licensee will faithfully and accurately reproduce the Marks. No partial version of the Marks, or any fragments thereof, nor any modified or derivative version of the Marks, may be used at any time for any purpose without the express written consent of Licensor in each instance. Licensor acknowledges and agrees that any materials supplied by Licensor to Licensee for Licensed Use are deemed to meet the quality control requirements hereunder.

          (d) Licensee will, at its own expense, apply trademark notices or other markings as may be necessary or appropriate or as Licensor may request in connection with each and every use of the Marks under the laws or regulations of each country where the Marks are used.

          (e) Licensee will be solely responsible for and will comply with all laws, rules and regulations, if any, of governments and agencies and political subdivisions thereof in connection with the Licensed Use.

     3. TERM OF LICENSE. The term (the "Term") of the License will commence on the date of this Agreement and will continue for perpetuity or until sooner terminated pursuant to the provisions hereof.

     4.   REGISTRATION AND PROTECTION OF THE MARKS.

          (a) Licensee will take all actions reasonably necessary to protect all rights in and to the Marks for the Licensed Use. Licensor will have the right to seek trademark or other intellectual property protection for the Marks, and any and all expenses incurred in connection with the foregoing will be borne by Licensee. Licensee, at Licensee's expense, will provide all assistance and perform all services reasonably requested by Licensor, and will cooperate with the Licensor, in connection with the foregoing. Sales by Licensee will be deemed to have been made by Licensor for purposes of trademark registration and all uses of the Marks by Licensee hereunder will inure to the benefit of Licensor.

          (b) If Licensee learns of any infringement or imitation of the Marks or of any use by any person of a copyright, trademark, service mark, trade name, trade dress or proprietary item similar to the Marks, it will promptly notify Licensor thereof. In such event, Licensor will have the sole right to determine whether or not any action will be taken on account of such infringements or imitations. Licensee agrees to assist Licensor to the extent necessary in the procurement of any protection or to protect any of Licensor's rights to the Marks, and Licensor if it so desires may commence or prosecute any claims or suits in its own name or in the name of Licensee or join Licensee as a party thereto at the sole expense of Licensor. Licensee will not institute any suit or take any action on account of any such infringements or imitations without

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


first obtaining the written consent of Licensor to do so. Licensor hereby agrees that where such consent is given, Licensee will be entitled to take action for infringement. All costs and expenses, including legal fees, incurred in connection with any such suits which are so instituted by Licensee with the consent of Licensor will be borne solely by Licensee. As to suits instituted by Licensee with the consent of Licensor, Licensee will undertake and control the prosecution of such suits using counsel approved by Licensor, and such counsel will consult fully with Licensor concerning the strategy and tactics thereof. Licensor will have the right to participate and represent its interests through other counsel of its own choosing. If Licensor elects to participate through other counsel of its own choosing, Licensor will pay the costs of such other counsel. Licensee will not have any rights against Licensor for damages or any other remedy by reason of any action filed by Licensor, any determination of Licensor not to act or any settlement to which Licensor may agree with respect to any alleged infringements or imitations by others of the Marks, nor will any such action or determination of Licensor or such settlement by Licensor affect the validity or enforceability of this Agreement. If Licensor and Licensee desire to agree to joint participation in any litigation or other proceeding with respect to the Marks, the respective responsibilities of the parties, and their contributions to the cost and participation in any recoveries, will be agreed upon in writing prior to undertaking such action.

          (c) Licensor will at all times have the right, in its sole discretion, provided it reasonably considers the rights of Licensee under this Agreement in connection with the exercise of such discretion, to take whatever steps it deems necessary or desirable to protect the Marks from harmful or wrongful activities of third parties involving the Licensed Use or otherwise and, subject to the provisions of subsection 4(b) above, will have the right to control any litigation or other proceeding undertaken by it for any such purpose.

     5.   INDEMNIFICATION.

          (a) Licensor does hereby indemnify and agrees to save and hold Licensee, its affiliates, successors, licensees and assigns, and the officers, directors, agents and employees of each of them (the "LICENSEE INDEMNITEES"), harmless of and from any and all liability, claims, causes of action, suits, losses, settlements, damages, fines, penalties and expenses (including, but not limited to, reasonable attorneys' fees and expenses) for which they or any of them may become liable or may incur or be compelled to pay in any action or claim against them or any of them, by reason of or in connection with any material breach or alleged material breach by Licensor of this Agreement or any of Licensor's representations, warranties or agreements hereunder. The Licensee Indemnitees will give Licensor prompt written notice of any such action or claim, and Licensor will take such action as is reasonably advisable to defend such action or claim on behalf of the Licensee Indemnitees. The Licensee Indemnitees and Licensor will keep each other fully advised of all developments and will cooperate fully with each other in all respects in connection with any such defense as is made.

          (b) Licensee does hereby indemnify and agrees to save and hold Licensor, its affiliates, successors, licensees and assigns, and the officers, directors, agents and employees of each of them (the "LICENSOR INDEMNITEES"), harmless of and from any and all liability, claims, causes of action, suits, losses, settlements, damages, fines, penalties and expenses (including, but not limited to, reasonable attorneys' fees and expenses) for which they or any of them may become liable or may incur or be compelled to pay in any action or claim against them or any of

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


them, by reason of or in connection with (a) any breach or alleged breach by Licensee of this Agreement or any of Licensee's representations, warranties or agreements hereunder or (b) the Licensed Use. The Licensor Indemnitees will give Licensee prompt written notice of any such action or claim, and Licensee will take such action as is reasonably advisable to defend such action or claim on behalf of the Licensor Indemnitees. The Licensor Indemnitees and Licensee will keep each other fully advised of all developments and will cooperate fully with each other in all respects in connection with any such defense as is made.

     6.   TERMINATION.

          (a) Licensor has the right to terminate the License by written notice to Licensee at any time if:

               (i) Licensee's term of existence (as specified in the Limited Liability Company Agreement of Licensee, dated as of June 3, 1999, as amended from time to time, the "LIMITED LIABILITY COMPANY AGREEMENT") expires;

               (ii) Licensee's existence is terminated pursuant to any applicable law or to the provisions of the Limited Liability Company Agreement;

               (iii) Licensor, or its successors collectively own less than 20% of the membership interests of Licensee (or of the shares of voting stock of any corporation in to which Licensee is merged or combined) on an as converted and fully diluted basis, or

               (iv) KPMG LLP, or its successor, purchases any portion of the Membership Interest of Licensor, pursuant to an election made pursuant to, or any process conducted under, Article 13 of the LLC Agreement.

          (b) Licensor will have the right to terminate the License without prejudice to any rights which it may have under the provisions of this Agreement, in law, or in equity, or otherwise, upon the occurrence of any one or more of the following events:

               (i) Licensee materially defaults in the performance of any of its obligations under this Agreement;

               (ii) Licensee abandons its use of the Marks by ceasing bona fide commercial use thereof in the ordinary course of trade for a period of one
(1) consecutive year;

               (iii) Licensee makes any assignment for the benefit of creditors; or Licensee states in writing its inability to pay its debts as such debts become due; or Licensee commences a voluntary case under the United States Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the United States or any foreign jurisdiction; or the Executive Committee of Licensee (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing in this subpart (iii); or


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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


               (iv) Any order, judgment or decree is entered against Licensee decreeing the dissolution or split up of Licensee and such order remains undischarged or unstayed for a period in excess of thirty (30) days.

          (c) If there is any dispute as to whether the termination of the License was proper under this Section, the License will remain in effect until the dispute has been finally resolved. A dispute will be finally resolved upon mutual agreement of the parties or upon the issuance of a final written decision of an arbitrator appointed pursuant to Section 10.

     7.   RIGHTS ON TERMINATION.

          (a) On the expiration or termination of the License for any reason whatsoever, all the rights of Licensee hereunder will forthwith terminate and automatically revert to Licensor and Licensee will forthwith discontinue all use of the Marks and will no longer have the right to use the Marks or any variation or simulation thereof.

          (b) Without limiting the foregoing, upon termination of the License, the parties will perform all other acts which may be necessary or useful to render effective the termination of the interest of Licensee in the Marks, and Licensee will execute any assignment, conveyance, acknowledgment or other document that Licensor requires, relinquishing or conveying to Licensor any and all rights to or interest in the Marks that Licensee has, and any goodwill associated therewith.

          (c) Notwithstanding any termination in accordance with any provision of this Agreement, Licensor has, and hereby reserves, all the rights and remedies which it has or which are granted to it by operation of law with respect to damages for breach of this Agreement by Licensee, to enjoin the unlawful and unauthorized use of the Marks and otherwise.

          (d) Upon termination of the License, Licensee will promptly destroy all Trade Materials containing the Marks, or any portion or derivation thereof, and will certify to Licensor that such destruction has occurred.

     8. NOTICES. All notices, reports or documents required or permitted hereunder must be in writing and delivered in person, by telecopy, telex or equivalent form of written telecommunication, or sent by certified or registered mail, return receipt requested, postage prepaid, as follows:

     To Licensor:      Qwest Communications International Inc.
                       1000 Qwest Tower
                       555 Seventeenth Street
                       Denver, Colorado 80202
                       Attention: General Counsel
                       Facsimile Number: 303-992-1724

                                  and

                       Qwest Communications Corporation
                       4650 Lakehurst Ct.


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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                       Dublin, Ohio 43016
                       Attention: Attorney-Trademarks
                       Facsimile Number: 614-798-6498

     With Copy to:     O'Melveny & Myers LLP
                       1999 Avenue of the Stars, 7th Floor
                       Los Angeles, CA 90067-6035
                       Attention:  Steven L. Grossman, Esq.
                       Facsimile Number: 310-246-6779

     To Licensee:      Qwest Cyber. Solutions LLC
                       1000 Qwest Tower
                       555 Seventeenth Street
                       Denver, Colorado 80202
                       Attention: Chief Executive Officer

or such other party and/or address as any of such parties may designate in a written notice served upon the other party in the manner provided for herein. All notices required or permitted hereunder by personal delivery or facsimile will be deemed to be properly given only if delivered in person or by facsimile transmission on any day other than a Saturday, Sunday or legal holiday under the Laws of the States of California, Colorado or New York or any other day on which banking institutions located in any such state are authorized or required by law or other governmental action to close (a "BUSINESS DAY"). A notice will be deemed conclusively to have been effectively delivered (a) if delivered in person, then when delivered; or (b) if delivered by facsimile transmission, then on the day the facsimile transmission was sent successfully to the relevant facsimile number set forth above; provided, however, that if such facsimile transmission was sent successfully on a non-Business Day, then such delivery will be deemed to have been made on the next succeeding Business Day.

     9. ASSIGNMENT AND SUBLICENSES. This Agreement and all of the provisions hereof are binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement and the rights granted hereunder may be assigned, sublicensed, or transferred by Licensee, but only with the prior written consent of Licensor, which consent may be granted by Licensor in its sole and absolute discretion. Licensor may assign or transfer its rights and obligations under this Agreement at any time.

     10.  ARBITRATION.

          (a)  Notwithstanding anything to the contrary contained in this
Section 10, any disputes as to the validity, ownership, or control of the Marks will be litigated in an appropriate court of law.

          (b) Each of Licensor and Licensee acknowledges that any material breach of this Agreement by any such party will result in irreparable harm to the other party for which there is no adequate remedy at law. In such event, Licensor or Licensee, as the case may be, is entitled to preliminary or temporary equitable relief in an appropriate court of law, pending a



                                       7

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INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


final determination in accordance with this Section 10, without the necessity of posting bond unless otherwise required by applicable law.

          (c) The parties hereto will promptly notify each other in writing of any dispute arising out of or relating to this Agreement, and will attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy. All reasonable requests for information made by one party to the other will be honored. All negotiations pursuant to this clause are confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

          (d) If any such dispute remains unresolved within 30 days of original notice thereof, the Parties hereto will endeavor to resolve any dispute arising out of or relating to this agreement by mediation under the CPR Mediation Procedure for Business Disputes. Unless the Parties hereto agree otherwise, the mediator will be selected from the CPR Panel of Neutrals with notification to the CPR Institute for Dispute Resolution.

          (e) Any controversy or claim arising out of or relating to this contract or the breach, termination or validity thereof, which remains unresolved 45 days after appointment of a mediator, will be settled by arbitration by the majority decision of at least two members of a three-member arbitration tribunal in accordance with the CPR Non-Administered Arbitration Rules; provided, however, that if either party will not participate in a non-binding procedure described above, the other may initiate binding arbitration before expiration of the above period. Each party will choose one arbitrator from the CPR Panels of Distinguished Neutrals, and the two arbitrators so chosen will choose the third arbitrator. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

          (f) Except as expressly provided below, the arbitrator is not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration.

          (g) The statute of limitations of the State of Colorado applicable to the commencement of a lawsuit will apply to the commencement of an arbitration hereunder, except that no defenses will be available based upon the passage of time during any negotiation or mediation called for by the preceding paragraphs of this Section.

          (h) All negotiations pursuant to this Section are confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

          (i) Each party agrees that service by registered or certified mail, return receipt requested, delivered to such party at the notice address provided herein, will be deemed in every respect effective service of process upon such person for all purposes of these provisions relating to mediation and arbitration. Each party irrevocably submits to the jurisdiction of the courts of the State of Colorado and to any federal court located within such state for the purpose of any action or judgement with respect to this Agreement, regardless of where any alleged breach or other action, omission, fact or occurrence giving rise thereto occurred. Each party hereby




                                       8
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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


irrevocably waives any claim that any action or proceeding brought in Colorado has been brought in any inconvenient forum.

          (j) The parties hereto will negotiate in good faith and agree on such further or modified arbitration provisions as are reasonably necessary for awards and other judgments resulting from the provisions set forth above to be recognized and enforceable in other jurisdictions.

          (k) The fees and costs of the mediation process and the arbitration process will be shared equally by all disputing parties. The arbitration tribunal will award legal fees, disbursements and other expenses to the prevailing party or parties for such amounts as determined by the arbitration tribunal to be appropriate. Judgment upon the arbitration tribunal's award may be entered as if after trial in accordance with the applicable law of this Agreement set forth in Section 13. Should a party fail to pay fees as required, the other party or parties may advance the same and will be entitled to a judgment from the Arbitrator in the amount of such fees plus interest at the prime rate as determined by the Bank of America, or any successor institution. Any award issued by the Arbitrator will bear interest at the judgment rate in effect in the State of California from the date determined by the Arbitrator.

     11.  RELATIONSHIP OF THE PARTIES.

          (a) Except as may be expressly provided herein, this Agreement does not constitute either party, and neither party will represent itself as, the agent of the other, or create a partnership or joint venture between the parties, and neither party will have the power to obligate or bind the other in any manner whatsoever.

          (b) Nothing contained herein is intended or will be construed as prohibiting Licensor from entering into or competing with the business of Licensee.

     12. COMPLETE AGREEMENT. This Agreement constitutes the complete and exclusive statement of agreement among the parties with respect to the subject matter herein and replaces and supersedes all prior written and oral agreements or statements by and among the parties or any of them. No representation, statement, condition or warranty not contained in this Agreement will be binding on the parties or have any force or effect whatsoever.

     13. GOVERNING LAW. This Agreement and all amendments to it will be governed by the internal laws (and not the laws relating to choice or conflict of laws) of the State of New York. However, any and all disputes, controversies, and claims pertaining to Licensor's ownership of or the validity of the Marks or any registration thereof or any application for registration thereof will be governed by and construed in accordance with the federal trademark and related laws, statutes, rules, and regulations of the United States unless there are no federal laws, statutes, rules, or regulations dispositive of such disputes, controversies, and claims, in which case any and all such disputes, controversies, and claims will be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws.

     14. JURISDICTION; SERVICE OF PROCESS; VENUE. Licensee agrees that any legal action or proceeding with respect to this Agreement or any other document executed in connection





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SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED
INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


herewith, or any action or proceeding to execute or otherwise enforce any judgment obtained against it or any of its properties, may be brought in the courts of the State of Colorado or in the courts of the United States for the District of Colorado or elsewhere, as Licensor may elect, provided always that suit may be brought in the courts of any country or place where Licensee or any of its assets may be found, and, by execution and delivery of this Agreement, Licensee irrevocably submits to each such jurisdiction. Licensee irrevocably waives any objection which it may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Agreement or any document executed in connection herewith brought in the courts of the State of Colorado or in the United States District Court for the District of Colorado, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     15. WAIVER. Any waiver by Licensor of a breach of any provision of this Agreement will not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of Licensor to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive Licensor of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     16. AMENDMENTS. All amendments to this Agreement must be in writing and signed by Licensor and Licensee.

     17. SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstance is held invalid, the remainder of this Agreement will not be affected thereby so long as such remainder continues to have the economic effect intended by this Agreement.

     18. INTERPRETATION. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel. The parties waive any statute or rule of law to the contrary.

     19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which constitute one and the same instrument.

     20. ADDITIONAL DOCUMENTS AND ACTS. Each party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.




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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                         "LICENSOR"

                         QWEST COMMUNICATIONS INTERNATIONAL INC.

                         By: _________________________________
                         Name:
                         Title:

                         "LICENSEE"

                         QWEST CYBER. SOLUTIONS LLC

                         By: _________________________________
                         Name: John Charters
                         Title: Chief Executive Officer



                                      S-1

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                    Exhibit A

                                  Licensed Marks

1. "Qwest"





                                  Exhibit A-1